Filed under Rule 497(c)
File Nos. 33-43446 and 811-6444

PROSPECTUS

March 30, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Massachusetts Municipals Fund

Class A, B, C and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Massachusetts Municipals Fund

Prior to April 7, 2006, the fund was known as Smith Barney Massachusetts Municipals Fund.

Investments, risks and performance

Investment objective

The fund seeks to provide Massachusetts investors with as high a level of dividend income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and the preservation of capital.

Principal investment strategies

Key investments

As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its net assets in Massachusetts municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Massachusetts personal income taxes. Massachusetts municipal securities include securities issued by the Commonwealth of Massachusetts and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and Massachusetts personal income tax. The fund focuses primarily on intermediate-term and long-term municipal securities which have remaining maturities at the time of purchase of from three to more than twenty years. The fund can invest up to 25% of its assets in below investment grade bonds. Investment grade bonds are those rated by a national ratings organization in any of the four highest long-term rating categories, or if unrated, determined by the subadviser to be of comparable quality.

Selection process

The portfolio managers select individual securities they believe are undervalued or will benefit from changes in market conditions. The portfolio managers spread the fund’s investments among various sectors, focusing more heavily on sectors they believe are relatively undervalued. In selecting individual securities, the portfolio managers:

■	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
■	May trade between general obligation and revenue bonds, and among various revenue bond sectors, such as hospital, industrial development and housing, based on their apparent relative values
■	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and for interest rates
■

Identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of the following:

■	Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund’s portfolio

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■

The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded. This risk is higher for below investment grade bonds, which are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid

■

Massachusetts municipal securities fall out of favor with investors. The fund will suffer more than a national fund from adverse events affecting Massachusetts municipal issuers, including their inability to repay their debt

■	Unfavorable legislation affects the tax-exempt status of municipal bonds
■	The portfolio managers’ judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

Massachusetts appears to be recovering from the recession that began in 2001, but is lagging behind the nation in many indicators, particularly employment levels. Because a substantial majority of the state’s tax revenues are derived from its income tax and sales and use tax, any reduction in personal income or employment levels could result in lower state tax revenues. Additionally, the state’s “Big Dig” highway project, originally budgeted at slightly more than $2 billion, is currently estimated to cost approximately $14.6 billion, with nearly half funded by the federal government. More than $1.5 billion of the state’s share of future federal funding through 2012 is slated to go toward the Big Dig. These and other factors may affect the market value of Massachusetts municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and/or principal, resulting in losses to the fund. In addition, if the fund has difficulty finding high quality Massachusetts municipal obligations to purchase, the amount of the fund’s income that is subject to Massachusetts taxes could increase. More detailed information about the economy of Massachusetts may be found in the fund’s Statement of Additional Information (“SAI”).

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s gains generally will be, subject to federal and Massachusetts personal income taxes. The fund may realize gains subject to federal and Massachusetts income taxes on the sale of its securities or on transactions in derivative contracts. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and gains generally will be subject to state personal income tax for investors that reside in states other than Massachusetts.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the manager nor the fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to shareholders could be recharacterized as taxable.

Below investment grade securities, also known as “junk bonds,” are considered speculative with respect to the issuer’s ability to pay interest and/or principal, involve a high risk of loss and are susceptible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and many of these securities are less liquid than investment grade debt securities.

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The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Also, the fund may be more volatile than a more geographically diverse fund.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are a Massachusetts taxpayer in a high federal tax bracket and are seeking income exempt from regular federal income taxes and Massachusetts personal income taxes
■	Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
■	Are willing to accept the risks of a fund that invests in municipal securities, including the risks of concentrating in a single state

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Return table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based unmanaged securities market index and an index of similar funds. The bar chart below shows performance of the fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, and C shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and Lowest Quarter returns (for periods shown in the bar chart):

Highest: 4.89% in 4th quarter 2000; Lowest: (2.49)% in 2nd quarter 1999

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Average Annual Total Returns (for periods ended December 31, 2006)

	1 Year	5 Years	10 Years	Inception Date
Class A(1)				12/21/87

Return before taxes	1.51%	4.12%	4.78%

Return after taxes on distributions(2)	1.51%	4.12%	4.72%

Return after taxes on distributions and sale of fund shares(2)	2.51%	4.20%	4.76%

Other Classes (Return before taxes only)

Class B	0.89%	4.28%	4.66%	11/06/92

Class C	4.34%	4.39%	4.62%	11/10/94

Class I(3)	N/A	N/A	N/A

Lehman Brothers Municipal Bond Index(4)(6)	4.84%	5.53%	5.76%	N/A

Lipper Massachusetts Municipal Debt Funds Average(5)	4.07%	4.70%	4.84%	N/A

(1)

On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

(2)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares. There were no Class I shares outstanding on December 31, 2006.

(4)

Lehman Brothers Municipal Bond Index is a broad based index of the municipal bond market with maturities of at least one year. An index does not reflect deductions for fees, expenses, sales charges or taxes. It is not possible to invest directly in an index.

(5)	Lipper Massachusetts Municipal Debt Funds Average reflects the performance of mutual funds with similar objectives.

(6)	The average reflects fees and expenses but does not reflect deductions for sales charges or taxes. It is not possible to invest directly in an average.

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Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C	Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%		None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	4.50%	1.00%	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class I(1)
Management fee(3)	0.50%	0.50%	0.50%	0.50%

Distribution and service (12b-1) fees	0.15%	0.65%	0.70%	None

Other expenses(4)	0.22%	0.32%	0.31%	0.22%

Total annual fund operating expenses*	0.87%	1.47%	1.51%	0.72%

* The manager has agreed to voluntarily waive and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A shares to 0.75% of average net assets. The manager has also agreed to voluntarily waive management fees and/or reimburse expenses for Class B, C and I shares at the same rate as it waives fees and/or reimburses expenses for Class A. Because of voluntary waivers and/or reimbursements, actual total annual fund operating expenses are expected to be no greater than:	0.75%	1.35%	1.39%	0.60%
These voluntary waivers and/or reimbursements do not cover brokerage, taxes and extraordinary expenses and may be reduced or terminated at any time.

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(3)	The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.50% on assets up to and including $500 million; and 0.48% on assets over $500 million.

(4)

Class A and C shares include a fee for recordkeeping services. The amount shown in “Other expenses” for Class I shares are the “Other expenses” of Class A shares as no Class I shares were outstanding during the fiscal year ended November 30, 2006.

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Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before voluntary waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$510	$691	$887	$1,452

Class B (redemption at end of period)	$600	$765	$903	$1,595	(1)

Class B (no redemption)	$150	$465	$803	$1,595	(1)

Class C (redemption at end of period)	$254	$478	$824	$1,801

Class C (no redemption)	$154	$478	$824	$1,801

Class I(2) (with or without redemption)	$74	$231	$401	$896

(1)	Assumes conversion to Class A shares approximately 8 years after purchase.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

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More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.

The fund’s investment objective may be changed without shareholder approval.

Massachusetts municipal securities

In addition to securities issued by the Commonwealth of Massachusetts and certain other Massachusetts governmental issuers, Massachusetts municipal securities include debt obligations issued by certain non-Massachusetts governmental issuers such as Puerto Rico, the Virgin Islands and Guam. The interest on Massachusetts municipal securities is exempt from regular federal income tax and Massachusetts personal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The Massachusetts municipal securities in which the fund invests include general obligation bonds, revenue bonds and municipal leases.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities and securities indices, and options on futures:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund’s exposure to interest rates or changes in the value of individual securities. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when securities prices or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash, without regard to percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Other investments

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also

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note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the fund’s disclosure of the fund’s portfolio securities are described in the SAI.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (‘‘LMPFA’’ or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset” or the “Subadviser”) provides the day-to-day portfolio management of the fund.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $403 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (‘‘Legg Mason’’). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are Joseph P. Deane, David T. Fare, S. Kenneth Leech, Stephen A. Walsh and Robert Amodeo. The portfolio managers are responsible for the day-to-day management of the fund’s portfolio. Mr. Deane and Mr. Fare have been portfolio managers of the fund since January 2006 and Messrs. Leech, Walsh and Amodeo became portfolio managers of the fund in October 2006. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Each of the portfolio managers is employed by Western Asset and has been with Legg Mason or its predecessor firms for more than five years. Prior to joining Western Asset, Mr. Deane and Mr. Fare were with Citigroup Asset Management (“CAM”) or one of its affiliates since 1972 and 1989, respectively.

The SAI provides additional information about the portfolio managers’ compensation, any other accounts managed by the portfolio managers, and any fund shares held by the portfolio managers.

Management fee

For the fiscal year ended November 30, 2006, the fund paid a management fee, after waivers and/or reimbursements, of 0.37% of the fund’s average daily net assets for management services. For the period from December 1, 2005 through July 31, 2006, the fund paid SBFM a management fee, after waivers and/or reimbursements, equal to 0. 37% of the fund’s average daily net assets. For the period from August 1, 2006 through November 30,

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2006, the fund paid LMPFA a management fee, after waivers and/or reimbursements, equal to 0.37% of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended November 30, 2006.

Other information

The Boards of the funds in the Legg Mason Partners Fund complex and (where required) shareholders have approved a number of initiatives designed to streamline and restructure the fund complex. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed income-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also have been asked to approve investment matters, including standardized fundamental investment policies and the ability of the fund to change its investment objective without shareholder approval. These matters generally are expected to be effectuated during the first half of 2007.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets, Inc. (“CGMI”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for each of its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.65% for Class B shares; and up to 0.70% for Class C shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the

Legg Mason Partners Massachusetts Municipals Fund         11

“Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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Choosing a class of shares to buy

Individual investors can choose among three classes of shares: Classes A, B and C shares. Institutional investors and clients of financial intermediaries should refer to “Institutional investors” for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee Table and Example at the front of this prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares from:

■

Certain broker/dealers, financial intermediaries, financial institutions, a distributor’s financial advisors or registered representatives that have entered into an agreement to sell fund shares (each called a “Service Agent”)

■	The fund, but only if you are investing through certain qualified plans or Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information.

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Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investment(1)
	Class A	Class B	Class C	Class I (formerly Y)
General	$500/$50	$500/$50	$500/$50	n/a

Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a

Systematic Investment Plans	$25 /$25	$25/$25	$25/$25	n/a

Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	None/None

Institutional Investors	$500/$50	$500/$50	$500/$50	$1 million/none

(1)

Please refer to the section entitled “Institutional investors” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee Table and Example at the front of this prospectus carefully before choosing your share class. You Service Agent can help you decide which class meets your goals. They may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class I (formerly Y)
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class B and Class C	■ No initial sales charge ■ Contingent deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Generally higher annual expenses than Class A	■ No initial sales charge ■ Contingent deferred sales charge for only 1 year ■ Does not convert to Class A ■ Generally higher annual expenses than Class A	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Generally lower expenses than the other classes
Initial sales charge	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None
Contingent deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 4.50% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase	None
Annual distribution and/or service fees	0.15% of average daily net assets	0.65% of average daily net assets	0.70% of average daily net assets	None
Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds

(1)	Ask your Service Agent about the Legg Mason Partners Funds available for exchange.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker-dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold directly by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of net amount	Broker/Dealer Commission as a % of offering price
Less than $100,000	4.25	4.44	4.00

$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more(1)	-0-	-0-	up to 1.00

(1)

A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Legg Mason Partners

16         Legg Mason Partners Funds

Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■

Letter of intent – allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Fund shares that are purchased during the 13-month period by

☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. Purchases made 90 days prior to the 13-month period are also eligible to be treated as purchases made under the letter of intent. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited towards your letter of intent asset goal.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors

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■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your original purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	4.50%	4%	3%	2%	1%	0%

LMIS will generally pay Service Agents, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. Service Agents also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

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LMIS will generally pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

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More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

■	When you exchange shares for shares of another Legg Mason Partners Fund
■	On shares representing reinvested distributions and dividends
■	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or access the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

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Institutional investors

Eligible investors

Clients of eligible financial intermediaries

Clients of Eligible Financial Intermediaries may generally choose between two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class I shares

As of November 20, 2006, Class Y shares were renamed Class I shares and are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS.

Other considerations

Financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

With respect to Class A and Class C shares, as applicable, the fund may pay a fee for recordkeeping services performed for the share class.

Not all share classes may be made available by your Service Agent; please contact your Service Agent for additional details.

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Buying shares

Generally	You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

You must provide the following information, for your order to be processed:

■ Class of shares being bought

■ Dollar amount or number of shares being bought

■ Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Write the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■ Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

■ For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred must be at least $25

■ Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

22         Legg Mason Partners Funds

Exchanging shares

Generally	You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction.

■ If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

■ If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes

■ Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■ Exchanges of Class A, B and C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Sales charges

In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange Inc. (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

You can make telephone exchanges only between accounts that have identical registrations.

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By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of any other Legg Mason Partners Funds.

■ Exchanges may be made, monthly, every alternate month, quarterly, semi-annually or annually

■ A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services.

24         Legg Mason Partners Funds

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock power with a signature guarantee before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The fund name, the class of shares to be redeemed, and your account number

■ The dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

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Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic payments are equal to or less than 2% per month of your account balance on the date the withdrawals commence, up to a maximum of 12% in any one year.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

26         Legg Mason Partners Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered (redemptions only)

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by

Legg Mason Partners Massachusetts Municipals Fund         27

your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Legg Mason Partners Shareholders Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

28         Legg Mason Partners Funds

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Legg Mason Partners Massachusetts Municipals Fund         29

Dividends, distributions and taxes

Dividends and distributions

The fund pays dividends each month from its net investment income. The fund generally makes distributions of capital gains, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Unless otherwise directed, distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status	Massachusetts personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain	Long-term capital gain

Dividends	Excluded from gross income if from interest on tax-exempt securities; otherwise ordinary income	Excluded from gross income if from interest on Massachusetts (and certain other) municipal securities, otherwise ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

The fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be ordinary income when it is paid to you. The fund’s investments in these and certain other debt obligations may cause the fund to recognize taxable income in excess of the cash received from such obligations. If this happens, the fund may be required to sell other investments in order to satisfy its distribution requirements.

It is possible that some of the fund’s dividends may be, and distributions of the fund’s capital gains will be, subject to regular federal income taxation. In addition, some of the

30         Legg Mason Partners Funds

fund’s dividends and capital gains distributions may be subject to Massachusetts taxes. The fund may recognize taxable capital gains on the sale of its securities or on transactions in futures contracts. Some of the fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, the fund’s dividends and capital gains distributions will generally be subject to state income taxation to investors that reside in states other than Massachusetts.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

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Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities of issuers rated below investment grade — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

32         Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class of the fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). As of November 20, 2006, Class Y shares were renamed Class I shares. No information is presented for Class I shares because no Class I shares were outstanding for the periods shown.

For a Class A share(1) outstanding throughout each year ended November 30:

	2006		2005		2004	2003	2002
Net asset value, beginning of year	$12.69		$12.93		$13.13	$13.01	$12.93

Income (loss) from operations:
Net investment income	0.56		0.58		0.60	0.64	0.66
Net realized and unrealized gain (loss)	0.20		(0.25)		(0.20)	0.12	0.09

Total income from operations	0.76		0.33		0.40	0.76	0.75

Less distributions from:
Net investment income	(0.57)		(0.57)		(0.59)	(0.64)	(0.67)
In excess of net investment income	—		—		(0.01)	—	—

Total distributions	(0.57)		(0.57)		(0.60)	(0.64)	(0.67)

Net asset value, end of year	$12.88		$12.69		$12.93	$13.13	$13.01

Total return(2)	6.09%		2.58%		3.11%	5.96%	5.96%

Net assets, end of year (000s)	$69,155		$46,714		$47,307	$50,937	$46,656

Ratios to average net assets:
Gross expenses	0.88%		0.91%		0.87%	0.85%	0.85%
Net expenses	0.75	(3)(4)	0.85	(3)(4)	0.86 (4)	0.85	0.85
Net investment income	4.43		4.49		4.56	4.84	5.11

Portfolio turnover rate	2%		12%		21%	19%	51%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(3)

Effective August 1, 2005, the manager will waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C shares at the same rate as it waives fees and/or reimburses expenses for Class A.

(4)	Reflects voluntary fee waivers and/or expense reimbursements.

Legg Mason Partners Massachusetts Municipals Fund         33

For a Class B share(1) outstanding throughout each year ended November 30:

	2006		2005		2004	2003	2002
Net asset value, beginning of year	$12.68		$12.92		$13.13	$13.00	$12.92

Income (loss) from operations:
Net investment income	0.50		0.50		0.52	0.56	0.59
Net realized and unrealized gain (loss)	0.18		(0.25)		(0.20)	0.14	0.09

Total income from operations	0.68		0.25		0.32	0.70	0.68

Less distributions From:
Net investment income	(0.49)		(0.49)		(0.52)	(0.57)	(0.60)
In excess of net investment income	—		—		(0.01)	—	—

Total distributions	(0.49)		(0.49)		(0.53)	(0.57)	(0.60)

Net asset value, end of year	$12.87		$12.68		$12.92	$13.13	$13.00

Total return(2)	5.47%		2.00%		2.48%	5.48%	5.41%

Net assets, end of year (000s)	$10,979		$13,873		$17,618	$21,168	$21,750

Ratios to average net assets:
Gross expenses	1.47%		1.49%		1.40%	1.39%	1.33%
Net expenses	1.34	(3)(4)	1.44	(3)(4)	1.39 (4)	1.39	1.33
Net investment income	3.88		3.90		4.03	4.30	4.59

Portfolio turnover rate	2%		12%		21%	19%	51%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(3)

Effective August 1, 2005, the manager will waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C shares at the same rate as it waives fees and/or reimburses expenses for Class A.

(4)	Reflects voluntary fee waivers and/or expense reimbursements.

34         Legg Mason Partners Funds

For a Class C share(1) outstanding throughout each year ended November 30:

	2006		2005		2004	2003	2002
Net asset value, beginning of year	$12.67		$12.91		$13.11	$12.99	$12.91

Income (loss) from operations:
Net investment income	0.48		0.50		0.52	0.56	0.59
Net realized and unrealized gain (loss)	0.19		(0.25)		(0.20)	0.13	0.09

Total income from operations	0.67		0.25		0.32	0.69	0.68

Less distributions from:
Net investment income	(0.48)		(0.49)		(0.51)	(0.57)	(0.60)
In excess of net investment income	—		—		(0.01)	—	—

Total distributions	(0.48)		(0.49)		(0.52)	(0.57)	(0.60)

Net asset value, end of year	$12.86		$12.67		$12.91	$13.11	$12.99

Total return(2)	5.43%		1.97%		2.50%	5.37%	5.36%

Net assets, end of year (000s)	$5,970		$4,323		$4,915	$5,311	$6,007

Ratios to average net assets:
Gross expenses	1.52%		1.52%		1.46%	1.46%	1.40%
Net expenses	1.39	(3)(4)	1.47	(3)(4)	1.45 (4)	1.46	1.40
Net investment income	3.80		3.88		3.97	4.23	4.56

Portfolio turnover rate	2%		12%		21%	19%	51%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(3)

Effective August 1, 2005, the manager will waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B and Class C shares at the same rate as it waives fees and/or reimburses expenses for Class A.

(4)	Reflects voluntary fee waivers and/or expense reimbursements.

Legg Mason Partners Massachusetts Municipals Fund         35

(Investment Company Act

file no. 811-04994)

FD0226 3/07

Legg Mason Partners

Massachusetts Municipals Fund

You may visit the fund’s website at http://www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Filed under Rule 497(c)
File Nos. 33-43446 and 811-6444

March 30, 2007

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS MASSACHUSETTS MUNICIPALS FUND

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the current prospectus of Legg Mason Partners Massachusetts Municipals Fund (the “fund”) dated March 30, 2007, as amended or supplemented from time to time (the “prospectus”), and is incorporated by reference in its entirety into the fund’s prospectus. It is intended to provide more detailed information about the fund as well as matters already discussed in the prospectus. Additional information about the fund’s investments is available in the fund’s annual report to shareholders. These reports contain financial statements that are incorporated herein by reference. A prospectus and copies of the reports may be obtained free of charge by contacting a distributor’s financial advisor or registered representative, a broker/dealer, financial intermediary or a financial institution that has entered into an agreement with one of the fund’s distributors, (each called a “Service Agent”), or by writing or calling the fund at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”) and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The following policies and restrictions supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or restriction states a maximum percentage of the fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund’s investment policies and restrictions.

The fund seeks to provide Massachusetts investors with as high a level of dividend income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and the preservation of capital.

Principal Investment Strategies

As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its net assets in Massachusetts municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Massachusetts personal income taxes. Massachusetts municipal securities include securities issued by the Commonwealth of Massachusetts and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and Massachusetts personal income tax. The fund focuses primarily on intermediate-term and long-term municipal securities which have remaining maturities at the time of purchase from three to more than twenty years. The fund can invest up to 25% of its assets in below investment grade bonds. Investment grade bonds are those rated by a national ratings organization in any of the four highest long-term rating categories, or if unrated, determined by the Subadviser to be of comparable quality.

Additional Information

The fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the fund.

The fund’s investment objective and the policies it employs to achieve that objective are also discussed in the prospectus. Shareholders have voted to allow the fund’s investment objective to be changed without shareholder approval. This change is expected to be effectuated in the first half of 2007. The following discussion supplements the description of the fund’s investment policies in the prospectus. For purposes of this SAI, obligations of non-Massachusetts municipal issuers that pay interest that is excluded from gross income for federal income tax purposes (“Non-Massachusetts municipal securities”) and obligations of The Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities (together with certain other municipal issuers such as Puerto Rico, the United States Virgin Islands and Guam) that pay interest that is excluded from gross income for federal income tax purposes and exempt from Massachusetts personal income taxes (“Massachusetts municipal securities”), are collectively referred to as “Exempt Obligations.”

As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets, (net assets plus any borrowings for investment purposes) in Massachusetts municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal and Massachusetts personal income taxes. This policy may not change without shareholder approval. The fund considers any investments in Massachusetts municipal securities that pay interest subject to the federal alternative minimum tax (“AMT”) as part of the 80% of the fund’s assets that must be invested in Massachusetts municipal securities. The fund may invest up to 20% of its assets in non-Massachusetts municipal securities.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the fund. Western Asset Management Company (“Western Asset”) serves as the subadviser to the fund.

Non-Diversified Classification. The fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. A non-diversified fund is not subject to these limitations. Therefore, a non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the fund is subject to greater risk than a diversified fund. Under the 1940 Act, the fund may change its classification from non-diversified to diversified without shareholder approval.

The fund intends to conduct its operations, however, so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), which will relieve the fund of any liability for the federal income tax and Massachusetts corporate excise tax, as applicable, to the extent its earnings are distributed to shareholders. To qualify as a regulated investment company, the fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

As a result of the fund’s non-diversified status, an investment in the fund may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. The fund’s assumption of large positions in the obligations of a small number of issuers will affect the value of its portfolio to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market’s assessment, of the issuers.

The identification of the issuer of Exempt Obligations generally depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the non-governmental user back that bond, then such non-governmental user is deemed to be the sole issuer. If in either case, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Use of Ratings as Investment Criteria. In general, the ratings of Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Service (“S&P”) and other nationally recognized statistical ratings organizations (“NRSROs”) represent the opinions of those agencies as to the quality of the Exempt Obligations and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the fund invests in lower-rated and comparable unrated securities, the fund’s achievement of its investment objective may be more dependent on the subadviser’s credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. Appendix C contains information concerning the ratings of Moody’s and S&P and their significance.

Subsequent to its purchase by the fund, an issue of Exempt Obligations may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the fund. Neither event will require the sale of such Exempt Obligations by the fund, but the subadviser will consider such event in its determination of whether the fund should continue to hold the Exempt Obligations. To the extent the ratings change as a result of changes in such organizations or their rating systems or due to a corporate restructuring of Moody’s, S&P or any other NRSRO, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

The fund may invest up to 25% of its total assets in municipal securities rated below investment grade (i.e., lower than Baa, MIG 3 or Prime-1 by Moody’s or BBB, SP-2 or A-1 by S&P), or have the equivalent rating by any other NRSRO, or in unrated municipal securities deemed to be of comparable quality by the subadviser. These securities, commonly referred to as “junk bonds,” (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities rated as low as C by Moody’s or D by S&P or having an equivalent rating by any other NRSRO are extremely speculative and may be in actual default of interest and/or principal payments.

While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

While the market for municipal securities is considered generally to be adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. The market for certain low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such economic downturn could adversely affect the value of such securities and the ability of the issuers of these securities to repay principal and pay interest thereon.

Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the fund.

Because many issuers of Massachusetts municipal securities may choose not to have their obligations rated, it is possible that a large portion of the fund’s portfolio may consist of unrated obligations. Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent the fund invests in unrated obligations, the fund will be more reliant on the subadviser’s judgment, analysis and experience than would be the case if the fund invested only in rated obligations.

Maturity of Obligations Held by the Fund. The fund’s average weighted maturity will vary from time to time based on the judgment of the subadviser. The fund intends to focus on intermediate and long-term obligations, generally with maturities at the time of purchase of from three to more than twenty years.

Exempt Obligations. Exempt Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term obligations of issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Exempt Obligations bear fixed, floating and variable rates of interest, and variations exist in the security of Exempt Obligations, both within a particular classification and between classifications.

The yields on, and values of, Exempt Obligations depend on a variety of factors, including general economic and monetary conditions, conditions in the Exempt Obligation markets, size of a particular offering, maturity of the obligation and rating of the issue. Consequently, Exempt Obligations with the same maturity, coupon and rating may have different yields or values.

Issuers of Exempt Obligations may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. In addition, the obligations of those issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its obligations may be materially affected.

Private Activity Bonds. The fund may invest without limit in Exempt Obligations that are “private activity bonds,” as defined in the Code, which are in most cases revenue bonds. Private activity bonds generally do not carry the pledge of the credit of the issuing municipality, but are guaranteed by or payable from funds provided by the corporate entity on whose behalf they are issued. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to the AMT to the extent the fund’s dividends are derived from interest on these bonds. Dividends derived from interest income on Exempt Obligations are a “current earnings” adjustment item for purposes of the federal corporate alternative minimum tax. See “Dividends and Distributions” and “Taxes” below. Private activity bonds held by the fund are considered Exempt Obligations for purposes of determining compliance with the fund’s policy of investing at least 80% of its assets in Exempt Obligations.

Related Instruments. The fund may invest without limit in Exempt Obligations that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties.

U.S. Government Securities. The fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities (“U.S. Government Securities”). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The fund may also invest in instruments supported by the right of the issuer to borrow from the U.S. Treasury and instruments supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a fund will invest in obligations issued by such an instrumentality only if the subadviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

Municipal Obligations. The fund invests principally in debt obligations, issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes (“Municipal Obligations”). Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer. Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Municipal Leases. The fund may invest without limit in “municipal leases.” Municipal leases may take the form of a lease or an installment purchase contract issued by state or local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes and state income taxes within the state of issuance. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although “non-appropriation” lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. The fund may invest in municipal leases without non-appropriation clauses only when the municipality is required to continue the lease under all circumstances except bankruptcy. There is no limitation on the percentage of the fund’s assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the subadviser will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases the fund may acquire will be both rated and unrated. Rated leases include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. The fund may acquire unrated issues the subadviser deems to be comparable in quality to rated issues in which the fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation will be subject to oversight and approval by the fund’s Board of Trustees (the “Board”).

Municipal leases held by the fund will be considered illiquid securities unless the Board determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the subadviser to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the subadviser determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Zero Coupon Securities. The fund may invest in zero coupon Exempt Obligations. Zero coupon Exempt Obligations are generally divided into two categories: pure zero obligations, which pay no interest for their entire life and zero/fixed obligations, which pay no interest for some initial period and thereafter pay interest currently. In the case of a pure zero obligation, the failure to pay interest currently may result from the obligation’s having no stated interest rate, in which case the obligation pays only principal at maturity and is issued at a discount from its stated principal amount. A pure zero obligation may, in the alternative, carry a stated interest rate, but provide that no interest is payable until maturity. The value to the investor of a zero coupon Exempt Obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the Exempt Obligation’s life or payment deferral period.

Custodial Receipts. The fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Exempt Obligations. The underwriter of these certificates or receipts typically purchases Exempt Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates evidencing ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Exempt Obligations described above. Although under the terms of a custodial receipt the fund would typically be authorized to assert its rights directly against the issuer of the underlying obligations, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Exempt Obligation Components. The fund may invest in Exempt Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process; whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the Exempt Obligation and the auction rate paid on the Auction Component. The fund may purchase both Auction and Residual Components.

Because the interest rate paid to holders of Residual Components is generally determined by subtracting from a fixed amount the interest rate paid to the holders of Auction Components, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the magnitude of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed-rate Exempt Obligation having similar credit quality, redemption provisions and maturity.

Floating and Variable Rate Instruments. The fund may purchase floating and variable rate demand notes and bonds, which are Exempt Obligations normally having a stated maturity in excess of one year, but which permit their holder to demand payment of principal at any time, or at specified intervals. The maturity of a floating or variable rate demand note or bond will be deemed shortened by virtue of a demand feature.

The issuer of floating and variable rate demand obligations normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of these obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time that rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, floating and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these obligations. Because they are direct lending arrangements between the lender and borrower, floating and variable rate obligations generally will not be traded. In addition, generally no secondary market exists for these obligations, although their holders may demand payment at face value. For these reasons, when floating and variable rate obligations held by the fund are not secured by letters of credit or other credit support arrangements, the fund’s rights to demand payment is dependent on the ability of the borrower to pay principal and interest on demand. The subadviser, on behalf of the fund, will consider on an ongoing basis the creditworthiness of the issuers of floating and variable rate demand obligations held by the fund.

Participation Interests. The fund may purchase from financial institutions tax-exempt participation interests in Exempt Obligations. A participation interest gives the fund an undivided interest in the Exempt Obligation in the proportion that the fund’s participation interest bears to the total amount of the Exempt Obligation. These instruments may have floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the fund has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by U.S. Government Securities. The fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the fund’s interest in the Exempt Obligation, plus accrued interest. The fund intends to exercise its right with respect to these instruments to demand payment only upon a default under the terms of the Exempt Obligation or to maintain or improve the quality of its investment portfolio.

Taxable Investments. Under normal conditions, the fund may hold up to 20% of its net assets in cash or money market instruments, including taxable money market instruments (collectively, “Taxable Investments”). In addition, when the subadviser believes that market conditions warrant, the fund may take a temporary defensive posture and invest without limitation in short-term Exempt Obligations and Taxable Investments. To the extent the fund holds Taxable Investments and, under certain market conditions, certain floating and variable rate demand obligations or Auction Components, the fund may not achieve its investment objective.

Temporary Investments. When the fund is maintaining a defensive position, it may invest in short-term investments (“Temporary Investments”) consisting of: (a) the following tax-exempt securities—notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody’s or S&P or, if not rated, having an issue of outstanding Exempt Obligations rated within the three highest grades by Moody’s or S&P; and (b) the following taxable securities: U.S. Government Securities, including repurchase agreements with respect to such securities; other debt securities rated within the three highest grades by Moody’s and S&P; commercial paper rated in the highest grade by either of such rating services; and certificates of deposit of domestic banks with assets of $1 billion or more. The fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the fund’s net assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy. The fund intends, however, to purchase tax-exempt Temporary Investments pending the investment of the proceeds of the sale of portfolio securities or of the fund’s shares of beneficial interest, or in order to have highly liquid securities available to meet anticipated redemptions.

Financial Futures and Options Transactions. The Commodity Futures Trading Commission (“CFTC”) eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, each fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. Each fund however, continues to have policies with respect to futures and options thereon as set forth above. The current view of the staff of the SEC is that a fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the fund’s portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract. To hedge against a decline in the value of municipal securities it owns or an increase in the price of municipal securities it proposes to purchase, each fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. The futures contracts or options on futures contracts that may be entered into by a fund will be restricted to those that are either based on an index of municipal securities or relate to debt securities the prices of which are anticipated by the subadviser to correlate with the prices of the municipal securities owned or to be purchased by a fund.

Municipal Bond Index and Interest Rate Futures Contracts. The purpose of entering into a municipal bond index or interest rate futures contract by the fund is to protect the fund from fluctuations in interest rates on tax-exempt securities without buying or selling the Exempt Obligations. If the fund owns long-term Exempt Obligations and interest rates are expected to increase, for example, the fund might enter into futures contracts to sell a municipal bond index or the debt security underlying the interest rate future. Such a transaction would have much the same effect as selling some of the long-term Exempt Obligations in the fund’s portfolio. If interest rates increase as anticipated, the value of certain long-term Exempt Obligations in the fund’s portfolio would decline, but the value of the fund’s futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have. Of course, because the value of the Exempt Obligations in the fund’s portfolio will far exceed the value of the futures contracts entered into by the fund, an increase in the value of the futures contracts could only mitigate—but not totally offset—the decline in the value of the portfolio.

When interest rates are expected to decline, futures contracts to purchase a municipal bond index or debt security, could be entered into to hedge against the fund’s anticipated purchases of long-term Exempt Obligations at higher prices. Because the rate of fluctuation in the value of the futures contracts should be similar to that of long-term Exempt Obligations, the fund could enter into futures contracts at lower prices. At the time the fund deems it appropriate to purchase the Exempt Obligations, the futures contracts could be liquidated and the fund’s cash could then be used to buy long-term Exempt Obligations. The fund could accomplish similar results by selling Exempt Obligations with long maturities and investing in Exempt Obligations with short maturities when interest rates are expected to increase or by buying Exempt Obligations with long maturities and selling Exempt Obligations with short maturities when interest rates are expected to decline.

Unlike the purchase or sale of a municipal bond, no consideration is paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit in the name of the futures commission merchant effecting the transaction an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of the board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the futures commission merchant will be made on a daily basis as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the futures contract.

There are several risks in connection with the use of municipal bond index and interest rate futures contracts as hedging devices. Successful use of these futures contracts by the fund is subject to the subadviser’s ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques, which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index or the debt security underlying the futures contract and movements in the price of the Exempt Obligations, which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and Exempt Obligations and technical influences on futures trading. The degree of imperfection of correlation may be increased with respect to the fund, which will hold primarily Massachusetts municipal securities rather than a selection of the bonds constituting any index. The fund’s Exempt Obligations and the bonds in the index also may differ in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Although the fund intends to enter into futures contracts only if an active market exists for the contracts, there can be no assurance that an active market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it might not be possible to close a futures position and, in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of Exempt Obligations will, in fact, correlate with the price movements in the municipal bond index or interest rate futures contract and thus provide an offset to losses on a futures contract.

If the fund has hedged against the possibility of an increase in interest rates adversely affecting the value of Exempt Obligations held in its portfolio and rates decrease instead, the fund will lose part or all of the benefit of the increased value of the Exempt Obligations it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices, which reflect the decline in interest rates. The fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Municipal Bond Index and Interest Rate Futures Contracts. Options on futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase securities. A call option gives the purchaser of such option the right to assume a long position in a specified underlying futures contract, and a put option gives the purchaser the right to assume a short position in a specified underlying futures contract, at a stated exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the fund.

To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the subadviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the subadviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the subadviser expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency, or when the subadviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the subadviser believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). The fund will segregate (i) cash, (ii) U.S. Government Securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, with a value equal to the aggregate amount of the fund’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities are segregated on a daily basis so that the value of the amount will equal the amount of the fund’s commitments with respect to such contracts.

The fund will purchase put and call options on municipal bond index and interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. The fund may purchase put options on interest rate or municipal bond index futures contracts if the subadviser anticipates a rise in interest rates. The purchase of put options on these futures contracts is analogous to the purchase of put options on debt securities so as to hedge a portfolio of debt securities against the risk of rising interest rates. Because the value of a municipal bond index or interest rate futures contract moves inversely in relation to changes in interest rates, as is the case with Exempt Obligations, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on these futures contracts at a time when the subadviser expects interest rates to rise, the fund would seek to realize a profit to offset the loss in value of its portfolio securities without the need to sell such securities.

The fund may purchase call options on municipal bond index or interest rate futures contracts if the subadviser anticipates a decline in interest rates. The purchase of a call option on a municipal bond index or interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual debt security, which can be used as a substitute for a position in the debt security itself. Depending upon the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. The fund would purchase a call option on a futures contract to hedge against a market advance when the fund was holding cash in anticipation of purchasing Exempt Obligations. The fund could take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the options could be liquidated and the fund’s cash could be used to buy Exempt Obligations.

The fund would sell put and call options on futures contracts only as part of closing transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected.

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the fund’s purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the subadviser, which could prove to be inaccurate. Even if the subadviser’s expectations are correct, there may be an imperfect correlation between the change in the value of the options and of the fund’s portfolio securities.

When-Issued Securities and Delayed-Delivery Transactions. The fund may purchase securities on a “when-issued” basis or for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

When the fund agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the fund will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund’s commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered advantageous.

Stand-by Commitments. The fund may acquire “stand-by commitments” with respect to Exempt Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase at the fund’s option specified securities at a specified price and, in this way, a stand-by commitment is subject to the ability of the seller to make payment on demand. The fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise the rights afforded by the commitments for trading purposes. The fund anticipates that stand-by commitments will be available from brokers, dealers and banks without the payment of any direct or indirect consideration. The fund may pay for stand-by commitments if payment is deemed necessary, thus increasing to a degree the cost of the underlying Exempt Obligations and similarly decreasing the security’s yield to the fund.

Illiquid Securities. The fund may invest up to 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. In addition, up to 5% of the value of the fund’s assets may be invested in securities of entities that have been in continuous operation for fewer than three years. Notwithstanding the foregoing, the fund will not invest more than 10% of its assets, in restricted securities subject to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “1933 Act”). (An investment in Rule 144A Securities will be considered illiquid and therefore subject to the fund’s limit on the purchase of illiquid securities unless the board or its delegates determines that the Rule 144A Securities are liquid.) The fund also is authorized to borrow up to 10% of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) in order to meet anticipated redemptions and to pledge its assets to the same extent in connection with the borrowings.

Repurchase Agreements. The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The fund’s custodian will have custody of, and will hold in a segregated account, securities acquired by the fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (“SEC”) to be loans by the fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Pursuant to an Exemptive Order issued by the SEC, the fund, along with other affiliated entities managed by the subadviser, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government Securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Alternative Minimum Tax

Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 that are “specified private activity bonds” under the Code, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in “adjusted current earnings” of corporations for AMT purposes. Specified private activity bonds referred to in clause (1) in the preceding sentence (“AMT-Subject Bonds”) have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

RISK FACTORS

Risk of Concentration In a Single State

The primary purpose of investing in a portfolio of a single state’s municipal securities is the special tax treatment accorded the state’s resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state’s issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of the fund versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of Massachusetts issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal securities in which the fund’s assets are invested may include debt obligations of the municipalities and other subdivisions of Massachusetts issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the fund, the minimum rating(s) requirements. See Appendix C for a description of ratings and rating criteria. Some municipal securities may be rated based on a moral obligation contract, which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the moral obligation contract in the event of such non-appropriation.

Municipal Market Volatility. Municipal securities can be affected significantly by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. These types of changes also can affect entities providing credit support or a maturity-shortening structure. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be affected negatively by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, or the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline significantly in value.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Massachusetts legislature that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected and the Trustees would reevaluate the fund’s investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the fund, making it more difficult for a money market fund to maintain a stable net asset value per share.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs, including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Such factors include the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors, of which an investor should be aware, are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds is not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under the turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

Risks Relating to Investments in Massachusetts Municipal Securities and Other Municipal Obligations

The following summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the Commonwealth of Massachusetts, the Commonwealth of Puerto Rico, Guam and the U.S. Virgin Islands and are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. Neither the fund nor the subadviser has undertaken to verify independently such information and neither the fund nor the subadviser assumes responsibility for the accuracy of such information. The summaries do not provide information regarding most securities in which the fund is permitted to invest and, in particular, do not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on AMT-Subject bonds, which may include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, in which the fund may invest. See “Alternative Minimum Tax.” The risk factors concerning Massachusetts or its political subdivisions discussed herein will not be relevant to all securities in which the fund may invest, and the creditworthiness of any particular issuer of securities may be unrelated to that of other issuers of securities in which the fund may invest. Additionally, although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control.

Massachusetts Risk Factors. The following is a brief summary of certain factors affecting the economy of the Commonwealth of Massachusetts and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence Massachusetts’s economy and finances, which may in turn affect the state’s financial plan. These forces may affect Massachusetts unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s control.

The economy of Massachusetts is represented by several industrial and non-industrial sectors. According to 2002 data, the four largest sectors of the economy were real estate and rental and leasing, manufacturing, finance and insurance, and professional and technical services. The state appears to be recovering from the recession that began in 2001, but is lagging behind the nation in many indicators, particularly employment levels.

Though state law requires approval of a balanced budget for each fiscal year, additional spending is achieved through supplementary appropriation acts. Massachusetts has experienced budget shortfalls, which it has addressed through revenue and expenditure measures, involving both one-time tactics such as the use of tobacco settlement funds, as well as methods like restructuring of the capital gains tax that could contribute to reducing structural imbalance.

A significant expense facing the state is its portion of costs relating to the “Big Dig” highway project, which was originally budgeted at slightly more than $2 billion and is currently estimated to cost approximately $14.6 billion. Nearly half of those costs are to be borne by the federal government. More than $1.5 billion of the state’s share of future federal funding is slated to go toward the Big Dig until 2012.

There can be no assurance that current or future economic difficulties in the United States or Massachusetts and the resulting impact on the state will not adversely affect the market value of Massachusetts municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of Massachusetts, see Appendix A to this SAI.

Puerto Rico Risk Factors. Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of Puerto Rico, see Appendix B to this SAI.

Guam Risk Factors. Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Japan. Guam’s economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. The number of tourists visiting Guam has fluctuated in recent years due to natural disasters, fluctuations in the Japanese yen, and the events of September 11, 2001 in the United States.

Public sector employment in Guam is significant with approximately 25% of the labor force working for the local government or in federal jobs in December 2006. The rest of the labor force works in the private sector. Major private sector employment categories include construction, transportation and public utilities, retail trade and services. The economy depends largely on US military spending and tourism. Total US grants, wage payments, and procurement outlays amounted to $1.3 billion in 2004. Over the past 30 years, the tourist industry has grown to become the largest income source following national defense. The Guam economy continues to experience expansion in both its tourism and military sectors.

United States Virgin Islands Risk Factors. Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands.

The principal islands of the U.S. Virgin Islands are St. Thomas, St. John, St. Croix, and Water Island. The islands are located 1,075 miles from Miami, and about 1,600 miles southeast of New York City. In July 2006, the population of the U.S. Virgin Islands was estimated at 108,605.

Tourism is the Virgin Island’s largest industry and represents the largest segment in the private sector, accounting for 80% of gross domestic product and employment. In 2005, the virgin Islands recorded 2.605 million visitor arrivals. A slight decreased from the records 2.619 million visitor arrivals recorded in 2004. Visitor arrivals increased in each of 2003 and 2004. After a decreased in tourism during 2001 and 2003, the performance in the tourism sector during 2003, 2004 and 20095 indicated the sector is recovering. Total visitors in 2005 increased by 10% from 2002. The manufacturing sector consists of petroleum refining, textiles, electronics, pharmaceuticals, and watch assembly. One of the world’s largest petroleum refineries is at Saint Croix. International business and financial services are small but growing components of the economy. The islands are vulnerable to substantial damage from storms.

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund’s Board of has adopted policies and procedures developed by LMPFA with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s Distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a Legg Mason or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the fund’s Board.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with Legg Mason’s legal department, as necessary. Exceptions to the policies are reported to a fund’s Board at its next regularly scheduled meeting.

Currently, the funds disclose their complete portfolio holdings approximately 25 days after calendar quarter end on their website http://www.leggmason.com/InvestorServices.

Set forth below is a list, as of February 23, 2007, of those parties with whom LMPFA, on behalf of a fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination

State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 Business Day

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the fund’s Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The aggregate brokerage commissions paid by the fund for the three most recent fiscal years is set forth below.

Pursuant to the Sub-Advisory Agreement, the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital. In connection with the subadviser’s monitoring of its portfolio transactions for compliance with its policies, the subadviser utilizes both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the subadviser or [their/its] affiliates exercise investment discretion. The subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for the fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing the fund. Not all of these research services are used by the subadviser in managing any particular account, including the fund. For the fiscal years ending November 30, 2004, 2005 and 2006, the fund paid no brokerage commissions.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers”, as defined in the 1940 Act. The fund’s Board of Trustees has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Effective December 1, 2005 CGMI is no longer an affiliated person of the fund under the

1940 Act. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons. As of December 1, 2005, LMIS became an underwriter of the fund under the 1940 Act.

As of November 30, 2006, the fund did not hold any securities issued by the fund’s regular broker-dealers.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the subadviser’s other clients. Investment decisions for the fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by the adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

PORTFOLIO TURNOVER

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the lime of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. The fund’s portfolio turnover rate generally is not expected to exceed 100%, but the portfolio turnover rate will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in overall demand for or supply of various types of tax exempt securities.

For the fiscal years ended November 30, 2005 and 2006, the portfolio turnover rates were 12% and 2%, respectively.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

INVESTMENT POLICIES

The fund has adopted the following investment restrictions for the protection of shareholders. The fund’s fundamental investment policies cannot be changed without the approval of the holders of a “majority of the outstanding shares” of the fund, which is defined in the 1940 Act, as the lesser of (a) 67% of the fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the fund’s outstanding shares. The Board may change the remaining restrictions at any time. As discussed under “Proposed Investment Restrictions” below, the fund is proposing to change its investment restrictions.

If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund’s assets will not constitute a violation of such restriction.

Current Investment Policies

Fundamental Investment Policies. Under the fundamental investment policies adopted by the fund, the fund may not:

1. Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

2. Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. Government Securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

7. Under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes), in Massachusetts municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Massachusetts personal income taxes.

The fund considers any investments in Massachusetts municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s assets that must be invested in Massachusetts municipal securities.

Current Non-Fundamental Investment Policies. Under the non-fundamental investment policies adopted by the fund, the fund may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

3. Purchase or sell oil and gas interests.

4. Invest more than 5% of the value of its total assets in the securities of issuers having a record, including predecessors, of less than three years of continuous operation, except U.S. government securities. (For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

5. Invest in companies for the purpose of exercising control.

6. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent permitted by Section 12 of the 1940 Act (currently, up to 5% of the total assets of the fund and no more than 3% of the total outstanding voting stock of any one investment company).

7. Engage in the purchase or sale of put, call, straddle or spread options or in the writing of such options, except that the fund may make margin deposits in connection with municipal bond index and interest rate futures contracts and may purchase and sell options on municipal bond index and interest rate futures contracts.

Proposed Investment Policies

The fund shareholders have approved several proposals, including the adoption of revised fundamental investments policies or restrictions. These matters are expected to be effectuated during the first half of 2007. Once these matters are effectuated, the fund’s revised fundamental policies will be as follows:

1. The fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

8. Under normal circumstances, the fund may not invest less than 80% of its assets (net assets plus any borrowings for investment purposes), in Massachusetts municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Massachusetts personal income taxes.

The fund considers any investments in Massachusetts municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s assets that must be invested in Massachusetts municipal securities.

The proposals submitted for shareholder approval do not affect the fund’s non-fundamental policies.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans). While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a sub-adviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The fund’s proposed fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

MANAGEMENT

The business and affairs of the fund are managed by the Board. The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The current Trustees, including the Independent Trustees of the fund who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), and executive officers of the fund, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies and their portfolios associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below.

The fund has called a meeting of its shareholders to consider several proposals, including the election of a new Board. Each Trustee and officer holds office until that individual resigns, retires or is otherwise removed.

The following information relates to the fund’s current Board.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Trustee	Since 1988	Professor—Harvard Business School (since 1969); Independent Consultant (since 1969)	46	None

Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Trustee	Since 1994	Retired; formerly President—Dorsett McCabe Capital Management Inc.; formerly Chief Investment Officer—Leeb Capital Management, Inc.	24	None

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue, 47th Fl New York, New York Birth Year: 1932	Trustee	Since 1987	Attorney	36	Consulting Group Markets Capital Funds

Cornelius C. Rose, Jr. Meadowbrook Village Building 1, Apt 6 West Lebanon, NH 03784 Birth Year: 1933	Trustee	Since 1994	Chief Executive Officer—Performance Learning Systems	24	None

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE AND OFFICER:*
R. Jay Gerken, CFA 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Trustee/Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of 162 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	162	None

*	Mr. Gerken is an “interested person” of the fund as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

The following information relates to the Trust’s recently elected Trustees.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:
Elliot J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	69	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)	69	None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	69	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	69	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	69	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	69	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	69	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	69	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)	69	None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	69	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	69	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	69	None

INTERESTED TRUSTEE AND OFFICER*
R. Jay Gerken, CFA† 399 Park Avenue New York, NY 10022 Born 1951	Trustee, Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board and Trustee/Director of 162 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005).	139	None

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

The following information relates to the fund’s current officers.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
OTHER OFFICERS:
Ted P. Becker 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present) Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002-2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

Kaprel Ozsolak 125 Broad Street, 9th Floor New York, NY 10004 Birth Year: 1965	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. or its predecessors; Treasurer and Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its predecessors; formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its predecessors (2002 to 2004)	N/A	N/A

Robert I. Frenkel 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	2003

Managing Director and General Counsel, Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

				N/A	N/A

John Chiota 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.	N/A	N/A

Thomas C. Mandia 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.	N/A	N/A

*	Each officer of the fund is an “interested person” of the fund as defined in the 1940 Act, because of his/her position with the manager and/or certain of its affiliates.

For the calendar year ended December 31, 2006, the trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Dwight B. Crane	None	Over $100,000
Burt N. Dorsett	None	Over $100,000
Stephen E. Kaufman	None	None
Cornelius C. Rose, Jr.	None	$10,001 - $50,000
Interested Trustee
R. Jay Gerken	None	Over $100,000

As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the fund.

The fund’s Board met 8 times during the most recent fiscal year. The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent trustees, namely Messrs. Crane, Dorsett, Kaufman, and Rose.

The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, the qualifications and independence of the fund’s independent registered public accounting firm, and the fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the fund’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firms. The Audit Committee also approves all audit and permissible non-audit services provided by the fund’s independent registered public accounting firms to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting of the fund. During the most recent fiscal year, the Audit Committee met 4 times.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. During the most recent fiscal year, the Nominating Committee met 1 time.

The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees, and none has established specific qualities or skills that it regards as necessary for one or more of the trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as trustee, the contribution which the person made to the Board during his or her previous term of services), with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the fund.

The fund also has a Compensation Committee which is charged with establishing the appropriate compensation for the Board. During the most recent fiscal year, the Compensation Committee did not meet.

The fund also has a Pricing Committee composed of the Chairman of the Board and one independent trustee which is charged with determining the fair value prices for securities when required. During the most recent fiscal year, the Pricing Committee did not meet.

The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. R. Jay Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The following table shows the compensation paid by the fund and other funds in the Legg Mason Partners fund complex during the fiscal year ended November 30, 2006 to each trustee. The fund does not currently pay retirement benefits to its trustees and officers.

No employee of Legg Mason or any of its subsidiaries receives any compensation from the fund for acting as a trustee or officer of the Trust. Each independent trustee receives an annual retainer of $50,000 for services as trustee. Mr. Crane receives an additional annual fee of $10,000 for his services as lead trustee. In addition, each independent trustee receives fees of $5,500 for each in-person and $100 for each telephonic meeting of the Board attended by the trustee. The annual retainer and meeting fees are allocated among the funds for which each independent trustee serves on the basis of their average net assets. In addition, each independent trustee is reimbursed for expenses incurred in connection with attendance at Board meetings. For the calendar year ended December 31, 2006, such expenses totaled $17,613.

Name of Person	Aggregate Compensation from Fund For Fiscal Year Ended 11/30/06	Total Pension or Retirement Benefits Paid As part of Fund Expenses	Compensation from Fund and Fund Complex Paid to Trustees for Fiscal Year Ended 11/30/06(1)	Number of Portfolios for Which Trustee Serves Within Fund Complex
Independent Trustees
Dwight B. Crane(2)	$953	$0	$264,100	46
Burt N. Dorsett(3)	$504	$0	$69,800	24
Elliot S. Jaffe(4)	$906	$0	$74,200	24
Stephen E. Kaufman	$706	$0	$106,200	36
Cornelius C. Rose, Jr.	$1,021	$0	$81,700	24
Interested Trustee
R. Jay Gerken(5)	$0	$0	$0	162

(1)	In addition to the amounts set forth above, Mr. Rose received $5,500 during the fiscal year ended for services as trustee in attending additional meetings relating to, among other things, the selection of service providers for the funds in the Legg Mason Partners Fund Complex.
(2)	Designates the lead trustee.
(3)	Pursuant to a deferred compensation plan, Burt N. Dorsett has elected to defer payment of compensation in the amount of $19,800 from the Fund complex for the fiscal year ended November 30, 2006.
(4)	Mr. Jaffe retired on December 31, 2006.
(5)	Mr. Gerken is not compensated for his services as Trustee because of his affiliation with the manager.

Until its termination as described below, an emeritus plan is available to Board Members. Under the plan, each Board Member is required to change to emeritus status upon attainment of age 80. Emeritus Board Members are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members are permitted to attend meetings, but have no voting rights. Messrs. Herbert Barg, Martin Brody and Joseph McCann currently serve as emeritus Board Members under the Emeritus Plan. During the fund’s last fiscal year, amounts paid to emeritus Board Members were: Mr. Barg: $76,900; Mr. Brody: $68,500; Mr. McCann: $36,550. The Board members have voted to terminate the emeritus plan effective January 1, 2007, and to adopt the Emeritus Retirement Plan for the purpose of providing the payments described below to current emeritus and retiring Board Members. Notwithstanding the termination of the plan, Messrs. Barg, Brody and McCann will be permitted to continue their emeritus service in accordance with the emeritus plan until the date on which Board Members elected in accordance with the joint proxy statement (filed in the fourth quarter of 2006) accept their elections and commence service as Board Members.

On June 28, 2006, the Board voted to establish a mandatory retirement age of 75 for current Board members and 72 for future Board Members who do not currently oversee another fund within the fund complex. Mr. Burt N. Dorsett, a current Board Member who attained age 75 prior to January 1, 2007, will retire on the date on which Board Members elected in accordance with the Joint Proxy Statement accept their elections and commence service as Board Members. Messrs. Stephen E. Kaufman and Cornelius C. Rose, Jr. have opted to retire on the same date. Mr. Elliot S. Jaffe, who attained the age of 80 prior to January 1, 2007, retired as of December 31, 2006.

Each current and retiring Board Member will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit, generally equal to the compensation the Board Member would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless a Board Member elects to receive a lump sum payment calculated on a net present value basis. Additionally, although Mr. Dwight B. Crane is nominated to continue to serve on the Board of the fund (as well as the board of certain other funds in the Legg Mason Partners fund complex), the Emeritus Retirement Plan provides for Mr. Crane to receive, in a lump sum payment (calculated on a net present value basis) or in quarterly installments, an aggregate benefit generally equal to the compensation he would have received under the emeritus plan discussed above, had the plan remained in effect, from the funds in the Legg Mason Partners fund complex that Mr. Crane will no longer oversee as a result of the proposed realignment of the existing fund boards. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring trustee or Mr. Crane is entitled under the Emeritus Retirement Plan from the funds in the Legg Mason Partners fund complex that have adopted the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Trustee	Aggregate Benefit (Net Present Value) ($)
Herbert Barg	$208,305
Martin Brody	$153,564
Dwight B. Crane	$82,228

Emeritus/Retiring Trustee	Aggregate Benefit (Net Present Value) ($)
Burt N. Dorsett	$286,616
Elliott S. Jaffe	$286,616
Stephen E. Kaufman	$286,616
Joseph McCann	$221,176
Cornelius C. Rose, Jr.	$286,616

The fund will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring Director listed above (excluding Mr. Crane, who will receive such benefits from other funds in the Legg Mason Partners fund complex.) Legg Mason or its affiliates will reimburse the fund an amount equal to 50% of the emeritus and retiring trustee benefits paid by the fund.

As of March 16, 2007, the trustees and officers of the fund as a group owned less than 1% of the outstanding shares of the fund.

To the knowledge of the fund, as of March 16, 2007, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or a record 5% or more of the shares of the following classes:

Class	Name and Address	Percentage of Shares
C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-0000	15.4294

C	GAIL K. COHEN TRUSTEE U/A6/5/89 BRUCE B. COHEN TRUST 100 CENTRE ST., #208 BROOKLINE, MA 02446-2818	5.1953

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager

LMPFA serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”) with the with an initial term ending November 30, 2007. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $945 billion. LMPFA provides administrative and certain oversight services to the fund.

Under the Management Agreement, subject to the supervision and direction of the fund’s Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement, LMPFA receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate
First $500 million	0.50%
In excess of $500 million	0.48%

Effective August 1, 2005, the manager is waiving management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B, Class C and Class Y at the same rate as it waives fees and/or reimburses expenses for Class A.

For the period from December 1, 2005 through July 31, 2006, Smith Barney Fund Management LLC (“SBFM”) served as the fund’s manager under the same fee schedule as described above.

The manager may change or eliminate the voluntary expense limitation at any time.

For the periods below, the fund accrued the following investment management fees:

2004	2005	2006
$221,942	$198,904	$349,254

For the fiscal years ended November 30, 2006, November 30, 2005 and November 30, 2004 the manager waived fees and/or reimbursed expenses in the amount of $90,578, $35,250 and $6,364, respectively. For the fiscal year ended November 30, 2006, the fund accrued $127,262 for management services provided by LMPFA for the period from August 1, 2006 through November 30, 2006 and the fund accrued $221,992 for management services provided by SBFM for the period from December 1, 2005 through July 31, 2006.

Prior to December 1, 2005, SBFM served as investment adviser and administrator to the fund pursuant to separate investment advisory and administration agreements and received separate investment advisory and administrative fees.

Prior to December 1, 2005, the Fund paid investment advisory fees at the rate of 0.30% of the Fund’s average daily net assets.

Prior to December 1, 2005, the fund paid administrative fees at the rate of 0.20% of the fund’s average daily net assets up to $500 million and 0.18% of the fund’s average daily net assets in excess of $500 million.

For the periods below, the fund paid administrative fees to SBFM as follows:

For the Fiscal Year Ended November 30:
2004	2005	2006
$147,962	$132,602	N/A

Subadviser

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund, as subadviser, pursuant to a Sub-Advisory Agreement between the manager and Western Asset (the “Sub-Advisory Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $403 billion. Western Asset is a wholly-owned subsidiary of Legg Mason.

Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage the fund’s portfolio (or allocated portion thereof) in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

The Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice to the fund and the Manager . The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent of. This Sub-Advisory Agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the Manager without the consent of the subadviser.

As compensation for its sub-advisory services, the manager will pay the subadviser a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. For the period from August 1, 2006 through November 30, 2006, the manager paid the subadviser a fee of $65,924.

PORTFOLIO MANAGER DISCLOSURE

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies, for the portfolio managers, the number of accounts (other than the fund with respect to which information is provided) for which they have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joseph P. Deane	26 registered investment companies with $14.1 billion in total assets under management	1 other pooled investment vehicle with $7.9 billion in assets under management	52 other accounts with $11.5 billion in total assets under management
David T. Fare	26 registered investment companies with $14.1 billion in total assets under management	1 other pooled investment vehicle with $7.9 billion in assets under management	52 other accounts with $11.5 billion in total assets under management
S. Kenneth Leech	121 registered investment companies with $94.9 billion in total assets under management	118 other pooled investment vehicles with $124.0 billion in assets under management	955 other accounts with $283.1 billion in total assets under management
Stephen A. Walsh	121 registered investment companies with $94.9 billion in total assets under management	118 other pooled investment vehicles with $124.0 billion in assets under management	955 other accounts with $283.1 billion in total assets under management
Robert Amodeo	26 registered investment companies with $14.1 billion in total assets under management	1 other pooled investment vehicle with $7.9 billion in assets under management	52 other accounts with $283.1 billion in total assets under management

The table below identifies, for each portfolio manager of the fund, the number of accounts subject to fees based on performance for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts, in each case as of November 30, 2006:

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kenneth Leech	N/A	N/A	96 other accounts with $31.6 billion in total assets under management
Stephen A. Walsh	N/A	N/A	96 other accounts with $31.6 billion in total assets under management

Portfolio Manager Compensation

Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all the portfolio managers listed in the table above.

The manager, the subadviser and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to brokers/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio managers.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Joseph P. Deane	none
David T. Fare	none
S. Kenneth Leech	none
Stephen A. Walsh	none
Robert Amodeo	none

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plans (as discussed below), the fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/ or reimbursements are described in the fund’s Prospectus. The contractual and voluntary fee waivers and/ or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, its manager, the subadviser, and the distributors have each adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. Copies of the codes of ethics of the fund, the manager and the distributors are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the funds, as applicable, to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadvisers to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadvisers to vote proxies until a new subadvisers is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the funds to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix D to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Independent Registered Public Accounting Firm

KPMG LLP, located at 345 Park Avenue, New York, New York 10154, serves as the independent registered public accounting firm to examine and report on the fund’s financial statements and financial highlights for the fiscal year ending November 30, 2007.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038 serves as counsel to the independent trustees.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the fund’s transfer agent and PFPC served as the fund’s sub-transfer agent.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013; serve as the fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”). Prior to December 1, 2005, CGMI served as the fund’s distributor.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the Directors or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice, provided that the CGMI distribution agreement may be terminated upon 90 days’ written notice by the distributor.

LMIS and CGMI may be deemed to be underwriters for purposes of the 1933 Act.

Initial Sales Charges

The aggregate dollar amount of commissions on Class A and Class C shares, received by LMIS and CGMI during the fiscal years ended November 30, 2004, 2005, and 2006 were as follows:

Class A Shares

	Fiscal year ended 11/30/06	Fiscal year ended 11/30/05	Fiscal year ended 11/30/04
CGMI	$0	$30,191	$37,375
LMIS	$0	$0	$0

Class C Shares

	Fiscal year ended 11/30/06	Fiscal year ended 11/30/05	Fiscal year ended 11/30/04*
CGMI	N/A	N/A	$1,000
LMIS	N/A	N/A	$0

*	On April 29, 2004, the 1% initial sales charge on Class C shares was eliminated.

Contingent Deferred Sales Charges

Class A Shares

	Fiscal year ended 11/30/06	Fiscal year ended 11/30/05	Fiscal year ended 11/30/04
CGMI	$0	$0	$0
LMIS	$0	$0	$0

Class B Shares

	Fiscal year ended 11/30/06	Fiscal year ended 11/30/05	Fiscal year ended 11/30/04
CGMI	$0	$21,248	$32,812
LMIS	$0	$0	$0

Class C Shares

	Fiscal year ended 11/30/06	Fiscal year ended 11/30/05	Fiscal year ended 11/30/04
CGMI	$0	$286	$1,620
LMIS	$0	$0	$0

When the shareholder makes payment before the settlement date, unless otherwise noted by the investor, the payment will be held as a free credit balance in the investor’s brokerage account and a distributor may benefit from the temporary use of the funds. The Board has been advised of the benefits to the distributors resulting from these settlement procedures and will take such benefits into consideration when reviewing the Management Agreement for continuance.

Services and Distribution Plan Arrangements. The fund has adopted an amended shareholder services and distribution plan (the “Distribution Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares. Under the Distribution Plan, the fund pays service and distribution fees to each of LMIS and CGMI, as applicable, for the services they provide and expenses they bear with respect to the distribution of Class A, Class B and Class C shares and providing services to Class A, Class B and Class C shareholders. The co-distributors will provide the fund’s Board with periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.15% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class B and Class C shares. In addition, the fund pays distribution fees with respect to the Class B and Class C shares at the annual rate of 0.50% and 0.55%, respectively, of the fund’s average daily net assets.

Fees under the Plan may be used to make payments to the distributors for distribution services, to Service Agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A, Class B and Class C investors.

The 12b-1 Plan permits the fund to pay fees to a distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to a distributor and others until the 12b-1 Plan or Distribution Agreement is terminated or not renewed. In that event, a distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the 12b-1 Plan for the fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the fund separately.

The 12b-1 Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributors or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b- 1 Plan (for purposes of this paragraph “Qualified Trustees”). The Trustees, in the exercise of their business judgment in the best interests of the shareholders of the fund and each Class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the Trust and the distributor provide to the Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office who are not interested Trustees of the Trust. The 12b-1 Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the Trust’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, each distributor acts as an agent of the Trust in connection with the offering of shares of the fund pursuant to the respective Distribution Agreements.

Prior to December 1, 2005, the fund paid service and distribution fees directly to CGMI under separate Distribution Plans with respect to shares sold through CGMI.

The following service and distribution fees were incurred pursuant to the Distribution Plan during the periods indicated:

	Fiscal Year Ended 11/30/06	Fiscal Year Ended 11/30/05	Fiscal Year Ended 11/30/04
Class A	$79,475	$68,933	$74,494
Class B	$80,654	$102,068	$125,361
Class C	$31,211	$32,500	$35,223

Distribution expenses incurred by LMIS and/or CGMI for advertising, printing and mailing prospectuses, support services and overhead expenses, payments to their financial advisers or registered representative and for accruals for interest on expenses incurred in the distribution of the fund’s shares are set forth in the following tables:

CGMI	12b-1 Expense
	Financial Consultants Compensation	Third Party Service Fees	Branch Operations Expense	Marketing Distribution	Total Current Expenses
A	$46,481	$0	$60,594	n/a	$107,074
B	$13,213	$0	$17,329	$0	$30,542
C	$18,832	$0	$24,295	$0	$43,127

LMIS	12b-1 Expense
	Financial Consultants Compensation	Third Party Service Fees	Marketing Distribution	Printing	Total Current Expenses
A	$0	$10,368	n/a	$0	$10,368
B	$41,601	$1,868	$1,331	$1	$44,801
C	$3,175	$1,393	$8,680	$15	$13,263

Dealer reallowances are described in the fund’s prospectus.

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, B, C, or I* shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, Inc., (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, Inc., are referred to herein as “Board Members”), (iii) current employees of Legg Mason, Inc. and its subsidiaries (iv) the “immediate families” of

*	As of November 20, 2006, Class Y Shares were renamed Class I Shares.

such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a distributor or the transfer agent. The Systematic Investment Plan also authorizes a distributor to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of certain money market funds managed by the manager or its affiliates to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain Classes and of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in the fund’s prospectus.

Members of the selling group may receive a portion of the sales charge as described in the fund’s prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B and C Shares. Class B and C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class I Shares. Class I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired board members of Legg Mason, (ii) current and retired Board Members, (iii) current employees of Legg Mason, Inc. and its subsidiaries, as well as (iv) by the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the funds’ distributors or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

(f) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker-dealers and other financial institutions that have entered into agreements with CGMI or LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Accumulation Privilege—Please see the fund’s prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners Funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a Legg Mason Partners Fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, are not eligible. This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Purchases made 90 days prior to the 13-month period are also eligible to be treated as purchases made under the letter of intent. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners mutual funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributors receive contingent deferred sales charges in partial consideration for the expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (f) tax-free returns of an excess contribution to any retirement plan; and (g) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with a distributor or the manager.

A shareholder who has redeemed shares from other Legg Mason Partners Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by a distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund, based on the net asset value of a share of the fund as of November 30, 2006.

Class A (based on a net asset value of $12.88 and a maximum initial sales charge of 4.25%)	$13.45

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Distributions in Kind. If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with

SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share Price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

VALUATION OF SHARES

The net asset value per share of the fund’s Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class will differ. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A and I Exchanges. Class A and I shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges. Class B shares of the fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent Purchases and Redemptions of fund Shares” in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DIVIDENDS AND DISTRIBUTIONS

The fund’s policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends shortly before December 31 each year from certain amounts of undistributed ordinary income and capital gains, in order to avoid federal income and excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at net asset value, with no additional sales charge or contingent deferred sales charge.

The per share amounts of the exempt-interest dividends on Class B and Class C shares will be lower than on Class A and Class I shares, mainly as a result of the distribution fees applicable to Class B and Class C shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares will be lower than on Class IY shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all classes of fund shares (A, B, C and I).

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The fund and its investments. As described in the fund’s prospectus, the fund is designed to provide shareholders with current income that is excluded from gross income for regular federal income tax purposes and that is exempt from Massachusetts personal income taxes. The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies U.S. Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and, if any, that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income,” (i.e., income, if other than its net realized long-term capital gains over its net realized short-term capital loss (including any capital loss carryovers), plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. Such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets of the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

On November 30, 2006, the unused capital loss carryovers by the fund were approximately $3,182,338. For federal income tax purposes, this amount is available to be applied against future capital gains of the fund, if any, that are realized prior to the expiration of the applicable carryover. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on November 30 of the years indicated below.

	2008	2010	2011	2012	2013
Carryforward Amounts	$433,171	$343,455	$554,670	$1,206,214	$644,828

The fund’s transactions in municipal bond index and interest rate futures contracts and options on these futures contracts (collectively “section 1256 contracts”) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

A fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be ordinary income when it is paid to you. A fund’s investments in these and certain other debt obligations may cause the fund to recognize taxable income in excess of the cash received from such obligations. If this happens, the fund may be required to sell other investments in order to satisfy its distribution requirements.

Taxation of Shareholders. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and

(c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”).

Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income. However, any dividends paid by the fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for U.S. federal income tax purposes and Massachusetts personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if the shareholder holds such share for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the fund that represents income derived from certain revenue or private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the fund’s exempt-interest dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of the fund’s dividends and distributions may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to determine whether they are (a) “substantial” users with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the Federal branch profits tax or the federal “excess net passive income” tax.

The fund does not expect to realize a significant amount of capital gains. Net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of (a) taxable dividends and distributions and (b) redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal and Massachusetts personal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from federal income taxation and Massachusetts personal income taxation and the dollar amount of dividends subject to federal income taxation and Massachusetts personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder’s investment in the fund. To the extent the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day’s dividend as its taxable net investment income bears to its total net investment income earned on that day.

Massachusetts Taxation. Individual shareholders of the fund who are otherwise subject to Massachusetts personal income tax will not be subject to such tax on exempt-interest dividends received from the fund to the extent the dividends are attributable to interest on Massachusetts municipal securities.

Other distributions from the fund, including those related to long-term and short-term capital gains, generally will not be exempt from Massachusetts personal income tax, unless they are related to certain gains from certain Massachusetts municipal securities identified by the Massachusetts Department of Revenue. Businesses should note that the fund’s distributions derived from Massachusetts municipal securities are not exempt from Massachusetts corporate excise tax.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

The fund is a Massachusetts business trust established under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated January 13, 1987, as amended from time to time. The fund commenced operations on December 21, 1987, under the name Shearson Lehman Massachusetts Municipals. On July 30, 1993 and October 14, 1994, the board of trustees voted to amend the Master Trust Agreement to, change its name to Smith Barney Shearson Massachusetts Municipals Fund and Smith Barney Massachusetts Municipals Fund, respectively. On April 7, 2006, the fund changed its name from Smith Barney Massachusetts Municipals Fund to Legg Mason Partners Massachusetts Municipals Fund.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

Description of Shares

The Master Trust Agreement of the fund permits the trustees of the fund to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable. Pursuant to the Master Trust Agreement, the fund’s trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

Voting Rights

The shareholders of the fund are entitled to a full vote for each full share held (and a fractional vote for any fractional share held). The trustees of the fund have the power to alter the number and the terms of office of the trustees, and have terms of unlimited duration (subject to certain removal procedures) and may appoint their own successors, provided at least a majority of the trustees at all times have been elected by the shareholders of the fund. The voting rights of the shareholders of the fund are not cumulative, so that the holders of more than 50% of the shares can, if they choose, elect all of the trustees of the fund; the holders of the remaining shares of the fund would be unable to elect any of the trustees.

Annual and Semi-Annual Reports. Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Advisor or the transfer agent.

Proposed Changes

The fund’s board has approved a number of initiatives designed to streamline and restructure the fund complex and the fund shareholders have approved these changes where required. During the first half of 2007, it is expected that the fund will become a series of a Maryland business trust and will be governed by a board of trustees.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting.

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration.

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts.

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability.

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested (including Legg Mason Partners Massachusetts Municipals Fund) and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the fund or the ability of the fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) at the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the manager believes that this matter is not likely to have a material adverse effect on the fund.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

* * * * *

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities as of November 30, 2006, Statement of Operations for the year ended November 30, 2006, Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 2006, Financial Highlights for each of the years in the five-year period ended November 30, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the Fund), are incorporated by reference into this Statement of Additional Information (Filed on February 8, 2007; Accession Number 0001193125-07-023761).

Appendix A

ADDITIONAL INFORMATION CONCERNING

MASSACHUSETTS MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Massachusetts municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based primarily on information from official statements relating to offerings of Massachusetts issuers and other reports publicly issued by Massachusetts or certain of its agencies. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy or timeliness of this information. Such information is included herein without the express authority of any Massachusetts issuer.

ECONOMIC INFORMATION

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next twenty-five years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s, considerably lower unemployment rates in Massachusetts than in the United States since 1980. The state is now recovering from the recession of 2001, but is lagging behind the nation in many indicators, particularly employment levels.

Personal Income

Since at least 1929, real and nominal per capita income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000 Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4 percentage points. From 2000 to 2003 real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts. However, real income levels in Massachusetts remained well above the national average. In 2004, income in the state grew faster than in the nation and only the District of Columbia and Connecticut had higher levels of per capita personal income.

Annual pay in nominal dollars has grown steadily in Massachusetts over the past decade. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees. Data are reported by employers covered under the Unemployment Insurance programs. While levels of annual pay were nearly equal in Massachusetts and the United States in 1984, average annual pay levels in Massachusetts have grown more rapidly than the national average since that time. The level of annual pay in Massachusetts in 2004 was 24 percent higher than the national average: $48,916, compared to $39,354.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. In 2004, the Consumer Price Index for All Urban Consumers (“CPI-U”) for both Boston and the United States as a whole increased by 2.7 percent. The latest available data for November 2005 shows that the CPI-U for the Boston metropolitan area grew at a rate of 3.3 percent from November 2004, compared with 3.5 percent for the U.S.

Poverty

The Massachusetts poverty rate remains below the national average. Since 1980, the percentage of the Massachusetts population below the poverty line has varied between 7.7 percent and 12.2 percent. During the same time, the national poverty rate varied between 11.3 percent and 15.1 percent. In 2004, the poverty rate in Massachusetts decreased to 9.2 percent while the poverty rate in the United States rose slightly to 12.7 percent. Since 1980, the ratio of the Massachusetts rate of poverty to the United States rate of poverty has varied from a low of 0.51 in 1983 to 0.99 in 1999. These official poverty statistics are not adjusted for regional differences in the cost of living.

Employment

Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System (“NAICS”) service sectors have grown to take the place of manufacturing in driving the Massachusetts economy. The combined service sectors now account for more than half of total payroll employment.

Total non-agricultural employment in Massachusetts declined 2.4 percent in 2002 and another 1.9 percent in 2003 but only 0.1 percent in 2004. The preliminary unadjusted estimates for the first eleven mouths of 2005 are in fact 0.7 percent above those for the same months in 2004. In 2004, manufacturing employment declined 3.2 percent from the year before; a significantly smaller decline than the annual declines in the previous three years and very close to the long-term average rate of decline since 1990 (3.0 percent per year). In fact, the unadjusted estimates for manufacturing for the first eleven months of 2005 were only 0.3 percent below the corresponding 2004 average.

The economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average, as much as 2.1 points above in 1991. However, since 1994 the unemployment rate in Massachusetts has been consistently below the national average. The unemployment rate in Massachusetts has been consistently below that of the United States ever since the recovery from the recession of early 1990, with the exception of two months in 2003, when the two rates were equal. Unemployment levels in the United States as a whole and in the New England region have shown similar patterns in the two years ending April 2006, peaking in mid-2003, then falling slowly but fairly steadily through mid-2005. The unemployment rate in Massachusetts rose slightly from 4.8 to 4.9 percent between November 2004 and November 2005, while the United States unemployment rate dropped from 5.4 to 5.0 percent over those same twelve months, significantly narrowing the state’s advantage.

Economic Base and Performance

The Massachusetts economy remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (manufacturing, real estate and rental and leasing, finance and insurance, and professional and technical services, on the 2002 NAICS basis) contributed 48.8 percent of the Massachusetts Gross State Product (“GSP”) in 2004.

Trade and International Trade. Massachusetts ranked 10th in the United States, and first in New England, with $21.84 billion in international exports in 2004. This represents a 17.0 percent increase from the previous year’s exports from the Commonwealth, while national exports increased by 13.0 percent in the same period. Through October 2005, Massachusetts’s exports totaled $18.20 billion, a decrease of 0.7 percent compared with exports in the first ten months of 2004. National exports were up 10.3 percent and New England, 4.4 percent during the same period. It is not possible to provide balance of trade comparisons for Massachusetts because import data are not compiled on a state-by-state basis.

Massachusetts’ five most important trading partners for 2004 were: Canada, with $2.90 billion in purchases of Massachusetts exports; the Netherlands, with $2.52 billion; Japan, with $1.81 billion; Germany, with $2.52 billion; and the United Kingdom, with $1.50 billion in purchases. Between 2003 and 2004, the most significant growth in Massachusetts’s exports among its top ten trading partners was in exports to Taiwan (80.1 percent), Germany (57.3 percent), Netherlands (43.0 percent), and France (38.8 percent). Massachusetts’ most important exports are computer and electronic products, chemical products, and non-electrical machinery. These categories reflect the adoption of the NAICS classification system, which groups computers with electronic products, rather than with machinery.

Transportation and Warehousing, and Utilities. Massachusetts’s major air and seaports are managed by the Massachusetts Port Authority (“Massport”), an independent public authority. Massport reported fiscal 2004 operating income of $33.7 million (up 32.7 percent from fiscal 2003), with operating revenues up 11 percent ($415.0 million in 2004 versus $373.8 million in 2003) and operating costs up 9 percent ($381.3 million in 2004 versus $348.4 million in 2003).

As of October 2005, airline service at Logan Airport (“Logan”), both scheduled and unscheduled, was provided by 39 airlines, including 8 U.S. major air carrier airlines, 18 non-U.S. flag carriers, and 13 regional and commuter airlines. As of October 2005, Logan flights and passenger counts were up 1.7 and 3.9 percent respectively while cargo and mail volume was down 1.9 percent from October 2004. Based on total passenger volume in calendar year 2004 data, Logan Airport was the most active airport in New England and the 19th most active in the U.S., according to Airports Council International (“ACI”). According to ACI, in calendar year 2004, Logan Airport ranked 19th in the nation in total air cargo volume. In fiscal year 2004, the airport handled 366,298 metric tons of cargo, a 0.9 percent increase from 2003. As of June 30, 2004, Logan was served by 7 all-cargo and small package/express carriers.

At Massport’s Port of Boston properties, 2004 cargo throughput was 13.9 million metric tons (a 5 percent increase from 2003), automobile processing decreased 13 percent to 10,910 units, and cruise passenger trips decreased less than one percent to 199,453. For the first eleven months of 2005, total containerized cargo increased 7.8 percent, there were 17.2 percent more cruise passengers and 8 percent less automobiles processed, when compared to the first eleven months of 2004. Massachusetts total waterborne cargo shipped or received in 2003 (from the Army Corps of Engineers data), increased 17.4 percent (30,655,000 short tons), as did New England and the U.S. (11.6 and 2.3 percent, respectively).

Construction and Housing. In 2004, construction activity contributed 4.3 percent to the total Massachusetts GSP when measured in 2000 chained dollars. The construction sector contributed 4.5 percent to state GSP in 1997. Overall growth between 1997 and 2004 was 24.6 percent.

Both the economic recession of 1990-1991 and the subsequent economic recovery were strongly reflected in the Massachusetts housing sector, but the recession that began in 2001 has had a less pronounced impact on home sales. Significant declines in existing home sales in Massachusetts in 1989 and 1990 (of 10.9 percent and 28.8 percent, respectively) were followed by rapid sales growth between 1991 and 1993, when home sales in Massachusetts increased at a yearly rate substantially higher than the national average. Following this period of rapid growth, the growth in existing home sales slowed to a rate of 0.7 percent in 1994 and declined 2.6 percent in 1995. In 1996, 1997, and 1998, however, growth in existing home sales in Massachusetts was significant, outpacing the New England and national average in 1996 and 1997 with rates of 16.6 percent and 11.0 percent, respectively. This strong growth ended in 1999 when existing home sales in the Commonwealth declined 1.3 percent while growth in existing home sales nationally was 6.0 percent. In 2000, existing home sales in Massachusetts declined by 10 percent and did not start growing again until 2002 when they surged 32.5 percent.

Defense. Following a peak at $8.7 billion in the value of military prime contracts awarded to Massachusetts firms in fiscal 1986, defense-related contracts declined 17.2 percent by fiscal 1988 to $7.2 billion. By fiscal 1995, the value of defense-related prime contracts had declined to $4.8 billion. The net value of prime contract awards in Massachusetts oscillated between $4.2 and $5.2 billion from 1995 to 2002, but jumped 29.2 percent from 2002 to 2004 to $7.0 billion.

From the early 1980s to 2001, the Commonwealth’s share of New England’s prime contract awards had remained around 50 percent. While Massachusetts’ contract total has increased significantly from 2002 through 2004, its share in the New England region has slipped to 36.5 percent in 2004. In 2002, the Commonwealth’s share of the national total reached its lowest point in over two decades, 3.1 percent, and has increased only slightly to 3.3 percent in 2004. Despite this trend, Massachusetts remains the eighth largest recipient in defense spending.

Travel and Tourism. The travel and tourism industry represents a substantial component of the overall Massachusetts economy. Massachusetts is one of the nation’s most popular tourist and travel destinations for both domestic and international visitors. The greater Boston area is New England’s most popular destination, as the site of many popular and historic attractions including the New England Aquarium, Boston’s Museum of Fine Arts, Boston’s Museum of Science, the U.S.S. Constitution. the Kennedy Library and Museum. and Faneuil Hall Marketplace.

The Massachusetts Office of Travel and Tourism estimated that 21.8 million domestic travelers traveled to or within the Commonwealth in 2004, an increase of 15.6 percent from 2003. Additionally, 4.2 million international travelers visited Massachusetts in 2004, an increase of 10.1 percent from 2003. Leisure is the primary reason for 77 percent of tourist trips to Massachusetts. According to MassPort, there were 5 percent fewer cruise vessel calls in 2004 than in 2003, 95 versus 100 and 899 fewer cruise passengers, 199,453 versus 200,352. Between January and November 2005, Massport had 233,702 cruise passengers, a 17.2 percent increase compared to the same period in 2004. The latest available economic impact data indicates that direct spending by visitors to Massachusetts totaled $11.7 billion in 2002.

State Taxes. Per capita state taxes in Massachusetts are significantly higher, 28.5 percent, than the national average. In 2004, the total per capita state tax bill in the United States was $2,025. Citizens of the Commonwealth however, paid $2,602 on average, the seventh highest in the nation and an increase of 7.2 percent from the previous year’s $2,427. In New England, citizens in Connecticut and Vermont paid more per capita, and all New England states except New Hampshire (47th), ranked in the top 16 for per capita state tax collections. In 2004, over half (52.9 percent) of the state taxes in Massachusetts came from the state income tax. Per capita individual income taxes in Massachusetts were $1,376, up 10.3 percent from $1,248 in 2003. Also increasing in 2004 were sales receipts (1.2 percent), corporate net income (10.1 percent), and other taxes (licenses, death and gift, and documentary and stock transfer) (12.3 percent).

State Government Spending in Massachusetts. Massachusetts ranked 16th in the nation in per capita expenditures ($5,095) in 2003 while it ranked 13th and spent more ($5,122) in 2002. This represents a 0.5 percent decrease in per capita expenditures from 2002 to 2003. Massachusetts spent more state funds per capita on debt service ($386) and less on education ($1,055) in 2003 than any of its New England neighbors. Massachusetts spent 7.7 percent less on debt service and 3.4% more on education in 2003 than 2002. While all New England states used less than the national average of 28.1 percent for intergovernmental expenditures, the variation within the region is significant, with intergovernmental expenditures representing 13.9 percent of Rhode Island expenditures, 19.7 percent of Massachusetts expenditures, and 24.3 percent of Vermont expenditures in 2003.

Federal Government Spending in Massachusetts. Federal government spending contributes significantly to the Massachusetts economy. In fiscal 2004, Massachusetts ranked twelfth among states in per capita distribution of federal funds, with total spending of $8,279 per person, excluding loans and insurance. Massachusetts’ share of total federal spending declined steadily between 1990 and 1999, and has stabilized in the range of 2.46 percent to 2.52 percent between 1998 and 2004. Federal spending includes grants to state and local governments, direct payments to individuals, wage and salary employment, and procurement contracts, and includes only those expenditures that can be associated with individual states and territories.

Over half of fiscal year 2004 federal spending in Massachusetts was composed of health care and social programs like Medicare, Medicaid, Social Security, unemployment benefits and Section 8 Housing Vouchers. Massachusetts was above the national average in per capita federal grants to state and local governments, receiving $2,163 per capita compared to a national average of$ 1,545. Per capita federal spending on salaries and wages in 2004 was lower in Massachusetts than in the rest of the nation ($554 compared to a national average of $750), but Massachusetts was above the national average in per capita direct federal payments to individuals ($4,139 compared to a national average of $3,839). Massachusetts ranked 9th among states in per capita procurement contract awards ($1,422 compared to a national average of $ 1,089) in 2004.

Infrastructure

Major Infrastructure Projects. Several major public sector-sponsored construction projects are underway in the Boston region, providing significant economic and employment benefits to the state.

The Central Artery/Tunnel Project (the “CA/T Project” or the “Big Dig”) the world’s largest highway project, includes the depression of the central artery which traverses the City of Boston, and the construction of a third harbor tunnel linking downtown Boston to Logan Airport. The new Central Artery is designed to meet Boston’s future traffic demand and is anticipated to carry 245,000 vehicles per day by 2010 with minimal congestion. The CA/T Project will also strengthen connections among Boston’s air, rail, and seaport terminals. By offering travelers and shippers increased choice and flexibility among these different modes of transportation, the CA/T Project is contributing to the creation of an integrated, intermodal transportation system for the entire region. The Ted Williams Tunnel, which stretches under Boston Harbor from South Boston to Logan Airport, opened to commercial traffic in late 1995 and to all traffic in December 2001, and will carry an estimated 98,000 vehicles daily in 2010. The CA/T Project’s total cost is estimated to be $14.63 billion, with nearly half funded by the federal government. More than $1.5 billion of the state’s share of future federal funding is slated to go toward the Big Dig until 2012. As of April 4, 2004, construction was 93.5 percent complete.

The $385 million Route 3 North project improves safety and travel along the Route 3 highway mainline and the adjacent roadways. Route 3 North is 21 miles in length from the Route 128 interchange in Burlington to the New Hampshire border. Initial survey and sub-surface work commenced along the Route 3 corridor in the fall of 2000. This design-build project includes adding a travel lane and two 10 feet shoulders in each direction, the replacement of 47 bridges, a park and ride facility, as well as various environmental improvements.

The Massachusetts Bay Transportation Authority (“MBTA”) Silver Line project creates the first new MBTA rapid transit line in 90 years. The Silver Line is a state-of-the-art Bus Rapid Transit (“BRT”) system. This transit line is being completed in three phases. The first and second segments were introduced as two, separate BRT lines: Silver Line Phase I, which has been open since 2002, travels along Washington Street between Dudley Square and Downtown; and Silver Line Phase II, which opened in December 2004, runs underground from South Station to the South Boston Waterfront and continues aboveground to the Boston Convention and Exhibition Center, Marine Industrial Park, and Logan. The third phase, Silver Line Phase III, will link Phases I and II. When the final phase has been completed, all three segments will connect to become the MBTA’s fifth rapid transit line. It will offer a seamless link between the communities of Roxbury, the South End, Chinatown, Downtown, and South Boston. More than $450 million has been invested in the Washington Street corridor in both commercial and residential development projects.

The MBTA Greenbush project will restore commuter rail service on the existing right-of-way known as the Greenbush corridor through the towns of Braintree, Weymouth, Hingham, Cohasset and Scituate, Massachusetts. The project begins at the connection with the existing MBTA Old Colony Main Line at the Braintree Wye in East Braintree, and extends 18 miles easterly along the former New Haven Railroad Greenbush Branch to the terminus in the Greenbush section of Scituate. Construction began in 2003 and service is expected to start in mid-2007. The Massachusetts Executive Office of Transportation and Construction’s Lawrence Gateway Project, generally regarded as an integral step in the renaissance of this historic mill city, will offer 1.2 million square feet of cost-effective, quality office space in the mills along the Merrimack River and the canal district, as well as dramatically improved access to Routes 495, 93 and 95.

On February 10, 2004, the Governor filed a $1.15 billion bill for capital transportation spending that guarantees the state will invest at least $400 million every year in upgrading the Commonwealth’s roads and bridges until the year 2012. The 2004 Transportation Bond Bill will provide three years worth of new capital authorization for critical transportation priorities. Funding provisions in the Bond Bill include $425 million for federally assisted transportation projects to support the road and bridge program, $300 million for Chapter 90 local aid, $210 million for non-federally assisted roadway projects, $102 million to protect rail freight properties and to provide capital assistance to Regional Transit Authorities (“RTAs”) and $23 million for various local grant programs.

Massport owns and operates Logan, Hanscom Field, Worcester Regional Airport, the Port of Boston, and several smaller assets. Logan is undergoing a more than $4 billion modernization program that will result in improved access, modern facilities, and the latest customer amenities. In addition, Massport, which owns and operates Logan, has been nationally-recognized for being the first U.S. airport authority to design and build an inline 100% bag screening system, deploy an anti-terrorism unit armed with submachine guns and hand held wireless computers, and implement behavior profiling to spot potential terrorists.

The Port of Boston has instituted port optimization, which consolidated all container operations at Conley Terminal in South Boston, where Massport invested $50 million in four post-Panamax cranes, deeper berths and a modern, timesaving l0-lane gate facility. At the same time, Moran Terminal was transformed into Boston Autoport, state-of-the-art facility that can offload 400 cars an hour and process over 100,000 cars a year. It increased warehousing by replacing two unused cargo buildings with a 200,000-square-foot warehouse and cargo transfer facility in South Boston, International Cargo Port Inc. Harbor dredging is now underway and, when complete, will improve navigation and safety, reduce cargo handling costs and further control product costs to New England businesses and consumers. It introduced value-added services for customers, such as the Harbor Maintenance Tax, which provides a dollar-for-dollar tax credit for shippers using the Port of Boston. It anticipates the expansion of 120,000 square feet of rehabilitated space to respond to increased demands by cruise lines and their passengers at the Black Falcon Cruise Terminal.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Operating Fund Structure

The Commonwealth’s operating fund structure satisfies the requirements of state finance law and is in accordance with Generally Accepted Accounting Principles (“GAAP”), as defined by the Government Accounting Standards Board (“GASB”). The General Fund and other funds that are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the “budgeted operating funds” of the Commonwealth. They do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

Two of the budgeted operating funds account for most of the Commonwealth’s appropriated spending: the General Fund and the Highway Fund, from which approximately 97% of fiscal 2005’s statutory basis budgeted operating fund expenditures were made. The remaining approximately 3% of statutory operating fund expenditures occurred in other operating funds: the Commonwealth Stabilization Fund; the Workforce Training Fund; the Massachusetts Tourism Fund; the Children’s and Seniors’ Health Care Assistance Fund; the Inland Fisheries and Game Fund; three administrative control funds, including the Temporary Holding Fund, the Intragovernmental Service Fund, and the Transitional Escrow Fund; and the Federal Medicaid Assistance Percentage (“FMAP”) Escrow Fund. There were also three inactive funds which were authorized by law but had no activity: the Division of Energy Resources Credit Trust Fund; the Tax Reduction Fund; and the collective Bargaining Reserve Fund. The FMAP Escrow Fund, created in fiscal 2004 to hold and allow expenditure of one-time funds provided by the federal government to the states for one-time fiscal relief, expired as of the close of fiscal 2005. The Transitional Escrow Fund, created to account for undesignated fund balances in budgeted funds at the close of fiscal 2005 and carry them forward into fiscal 2006, expired on June 30, 2006.

At the end of a fiscal year, balances in the budgeted operating funds, unless excluded by law, are used to calculate consolidated net surplus. Balances in the Stabilization Fund and the Tax Reduction Fund, both of which may receive consolidated net surplus funds, and in the Inland Fisheries and Game Fund were excluded from the consolidated net surplus calculation as of the end of fiscal 2005. The balance in the Transitional Escrow Fund was not included in consolidated net surplus, since it was established with surplus funds that remained after a number of mandated transfers specifically to carry that money forward from fiscal 2005 to be available for expenditure in fiscal 2006.

Overview of Operating Budget Process

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the Executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than March) with the Governor’s budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. By statute, the Legislature and the Governor must approve a balanced budget for each fiscal year, and no supplementary appropriation bill may be approved by the Governor if it will result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

The House Ways and Means Committee considers the Governor’s budget recommendations and, with revisions, proposes a budget to the full House of Representatives. Once approved by the House, the budget is considered by the Senate Ways and Means Committee, which in turn proposes a budget to be considered by the full Senate. In recent years, the legislative budget review process has included joint hearings by the Ways and Means Committees of the Senate and the House. After Senate action, a legislative conference committee develops a joint budget recommendation for consideration by both houses of the Legislature, which upon adoption is sent to the Governor. Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the General Appropriations Act (“GAA”).

In years in which the GAA is not approved by the Legislature and the Governor prior to the beginning of the applicable fiscal year, the Legislature and the Governor generally approve a temporary budget under which funds for the Commonwealth’s programs and services are appropriated based upon the level of appropriations from the prior fiscal year budget.

State finance law requires the Commonwealth to monitor revenues and expenditures during a fiscal year. For example, the Secretary of Administration and Finance is required to provide quarterly revenue estimates to the Governor and the Legislature, and the Comptroller publishes a quarterly report of planned and actual revenues. Department heads are required to notify the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means of any anticipated decrease in estimated revenues for their departments from the federal government or other sources or if it appears that any appropriation will be insufficient to meet all expenditures required in the fiscal year by any law, rule, regulation or order not subject to the administrative control. The Secretary of Administration and Finance must notify the Governor and the House and Senate Committees on Ways and Means whenever the Secretary determines that revenues will be insufficient to meet authorized expenditures. The Secretary of Administration and Finance is then required to compute projected deficiencies and, under Section 9C of Chapter 29 of the General Laws, the Governor is required to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies. The Supreme Judicial Court has ruled that the Governor’s authority to reduce allotments of appropriated funds extends only to appropriations of funds to state agencies under the Governor’s control.

Cash and Budgetary Controls

The Commonwealth has in place controls designed to ensure that sufficient cash is available to meet the Commonwealth’s obligations, that state expenditures are consistent with periodic allotments of annual appropriations and that monies are expended consistently with statutory and public purposes. Two independently elected Executive Branch officials, the State Treasurer and the State Auditor, conduct the cash management and audit functions, respectively. The Comptroller conducts the expenditure control function. The Secretary of Administration and Finance is the Governor’s chief fiscal officer and provides overall coordination of fiscal activities.

Capital Investment Process and Controls

Authorization for capital investments requires approval by the Legislature. Based on outstanding authorizations, the Executive Office for Administration and Finance, at the direction of the Governor and in conjunction with the cabinet and other officials, establishes a capital investment plan. The plan is an administrative guideline and subject to amendment at any time. The plan assigns authority for secretariats and agencies to spend on capital projects and is reviewed each fiscal year. The primary policy objective of the plan is to determine the Commonwealth’s investment needs and the required level of funding necessary to support these needs.

Capital expenditures are primarily financed with debt proceeds, federal reimbursements, payments from third parties and transfers from other governmental funds. The issuance of debt also requires two-thirds approval by both houses of the Legislature. Upon such approval, the Governor submits a bill to the Legislature, which describes the terms and conditions of the borrowing for the authorized debt. The Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds in support of such authorizations, and therefore controls the amount of debt issued to finance such expenditures.

The Comptroller has established various funds to account for financial activity related to the acquisition or construction of capital assets. In addition, accounting procedures and financial controls have been instituted to limit agency capital spending to the levels approved by the Governor. Since July 1991, all agency capital spending has been tracked against the plan on both a cash and encumbrance accounting basis on the state’s accounting system, and federal reimbursements have been budgeted and monitored against anticipated receipts.

Cash Management Practices of State Treasurer

The State Treasurer is responsible for ensuring that all Commonwealth financial obligations are met on a timely basis. The Massachusetts constitution requires that all payments by the Commonwealth (other than debt service) be made pursuant to a warrant approved by the Governor’s Council. The Comptroller prepares certificates which, with the advice and consent of the Governor’s Council and approval of the Governor, become the warrant to the State Treasurer. Once the warrant is approved, the State Treasurer’s office disburses the money.

The Cash Management Division of the State Treasurer’s office accounts on a daily basis for cash received into over 600 separate accounts of the Department of Revenue and other Commonwealth agencies and departments. The Division relies primarily upon electronic receipt and disbursement systems.

The State Treasurer is required to submit quarterly cash flow projections for the then current fiscal year to the House and Senate Committees on Ways and Means on or before each September 1, December 1, March 1 and June 1. The projections must include estimated sources and uses of cash, together with the assumptions from which such estimates were derived and identification of any cash flow gaps. The State Treasurer’s office also oversees the Commonwealth’s commercial paper program. The State Treasurer’s office, in conjunction with the Executive Office for Administration and Finance, is also required to develop quarterly and annual cash management plans to address any gap identified by the cash flow projections and variance reports.

Fiscal Control, Accounting and Reporting Practices of Comptroller

The Comptroller is responsible for oversight of fiscal management functions, establishment of all accounting policies and practices and publication of official financial reports. The Comptroller maintains the Massachusetts Management Accounting and Reporting System (“MMARS”), the centralized state accounting system that is used by all state agencies and departments except independent state authorities. MMARS provides a ledger-based system of revenue and expenditure accounts enabling the Comptroller to control obligations and expenditures effectively and to ensure that appropriations are not exceeded during the course of the fiscal year. The Commonwealth’s statewide accounting system also has various modules for receivables, payables, fixed assets and other processes management. In fiscal 2004, the Comptroller completed a conversion of this system to a newer version utilizing updated technology.

Expenditure Controls. The Comptroller requires that the amount of all obligations under purchase orders, contracts and other commitments for the expenditures of monies be recorded as encumbrances. Once encumbered, these amounts are not available to support additional spending commitments. As a result of these encumbrances, spending agencies can use MMARS to determine at any given time the amount of their appropriations available for future commitments.

The Comptroller is responsible for compiling expenditure requests into the certificates for approval by the Governor’s Council. In preparing these certificates, which become the warrant, the Comptroller’s office has systems in place to ensure that the necessary monies for payment have been both appropriated by the Legislature and allotted by the Governor in each account and sub-account. By law, certain obligations may be placed upon the warrant even if the supporting appropriation or allotment is insufficient. These obligations include debt service, which is specifically exempted by the state constitution from the warrant requirement, and Medicaid payments, which are mandated by federal law.

Although state finance law generally does not create priorities among types of payments to be made by the Commonwealth in the event of a cash shortfall, the Comptroller has developed procedures, in consultation with the State Treasurer and the Executive Office for Administration and Finance, for prioritizing payments based upon state finance law and sound fiscal management practices. Under those procedures, debt service on the Commonwealth’s bonds and notes is given the highest priority among the Commonwealth’s various payment obligations.

Internal Controls. The Comptroller establishes internal control policies and procedures in accordance with state finance law. Agencies are required to adhere to such policies and procedures. Any violation of state finance law or regulation or other internal control weaknesses must be reported to the State Auditor, who is authorized to investigate and recommend corrective action.

Statutory Basis of Accounting. In accordance with state law, the Commonwealth adopts its budget and maintains financial information on a statutory basis of accounting. Under the statutory basis, tax and departmental revenues are accounted for on a modified cash basis by reconciling revenue to actual cash receipts confirmed by the State Treasurer. Certain limited revenue accruals are also recognized, including receivables from federal reimbursements with respect to paid expenditures. Expenditures are measured on a modified cash basis including actual cash disbursements and encumbrances for goods or services received prior to the end of a fiscal year.

For most Commonwealth programs and services, the measurement of expenditures under the statutory basis of accounting is equivalent to such measurement on a GAAP basis. However, for certain federally mandated entitlement programs, such as Medicaid, expenditures are recognized under the statutory basis of accounting only to the extent of disbursements supported by current-year appropriations. Some prior year services billed after the start of a fiscal year are normally paid from the new fiscal year’s appropriation, in an amount determined by the specific timing of billings and the amount of prior year funds that remained after June 30 to pay the prior year’s accrued billings, although this practice may vary from year to year.

GAAP Basis of Accounting. Since fiscal 1986, the Comptroller has prepared Commonwealth financial statements on a GAAP basis. The emphasis is on demonstrating inter-period equity through the use of modified accrual accounting for the recognition of revenues and expenditures/expenses. In addition to the primary government, certain independent authorities and agencies of the Commonwealth are included as component units within the Commonwealth’s reporting entity, primarily as non-budgeted enterprise funds.

There are two measurement foci and bases of accounting under GAAP—the economic resources management focus and the current financial resources management focus. Implementation of GASB 34 added the economic resources management focus layer of GAAP reporting (otherwise known as the “entity-wide perspective”), where revenues and expenses (different from expenditures) are presented similar to a private company. Revenues are recorded when earned and expenses are recorded when a liability is incurred, regardless of the timing of cash flows. Grants and similar items are recognized as revenues as soon as all eligibility requirements imposed by the provider have been met. Capital assets, including infrastructure assets net of depreciation and the long-term portion of all liabilities, are reported on the statement of net assets.

Under the current financial resources management focus of GAAP (otherwise known as “fund perspective”), revenues are reported in the period in which they become both measurable and available. Revenues are “available” when they are expected to be collected within the current period or soon enough thereafter to be used to pay liabilities of the current period.

Significant revenues susceptible to accrual include income, sales and use, corporation and other taxes, federal grants and reimbursements and reimbursements for the use of materials and services. Tax accruals, which represent the estimated amounts due to the Commonwealth on previous filings, over and under withholdings, estimated payments on income earned and tax refunds and abatements payable, are all recorded as adjustments to statutory basis tax revenues.

Major expenditure accruals are recorded for the cost of Medicaid claims that have been incurred but not paid, claims and judgments, and compensated absences such as vacation pay earned by state employees.

Audit Practices of State Auditor

The State Auditor is mandated under state law to conduct an audit at least once every two years of all activities of the Commonwealth. The audit encompasses 750 entities, including the court system and the independent authorities, and includes an overall evaluation of management operations. The State Auditor also has the authority to audit federally aided programs and vendors under contract with the Commonwealth, as well as to conduct special audit projects. The State Auditor conducts both financial compliance and performance audits in accordance with generally accepted government auditing standards issued by the Comptroller General of the United States. In addition, and in conjunction with the independent public accounting firm Deloitte & Touche LLP, the State Auditor performs a significant portion of the audit work relating to the state single audit.

Within the State Auditor’s office is the Division of Local Mandates, which evaluates all proposed and actual legislation to determine the financial impact on the Commonwealth’s cities and towns. In accordance with state law, the Commonwealth is required to reimburse cities and towns for any costs incurred through mandated programs established after the passage of Proposition 2 1/2, the statewide tax limitation enacted by the voters in 1980, unless expressly exempted from those provisions, and the State Auditor’s financial analysis is used to establish the amount of reimbursement due to the Commonwealth’s cities and towns.

LONG TERM LIABILITIES

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of, any corporation which is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which term includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Statutory Limit on Direct Debt. Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The law, which is codified in Section 60A of Chapter 29, set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year’s limit. This limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of discount and costs of issuance. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to Chapter 33 of the Acts of 1991, the Commonwealth’s outstanding special obligation highway revenue bonds are not to be counted in computing the amount of bonds subject to this limit. Pursuant to Chapter 5 of the Acts of 1991, $287.2 million of Commonwealth refunding bonds issued in September and October 1991 are not counted in computing the amount of the bonds subject to this limit. Pursuant to Chapter 11 of the Acts of 1997, federal grant anticipation notes are also not to be counted in computing the amount of the bonds subject to this limit. Pursuant to Chapter 127 of the Acts of 1999, bonds issued to pay the operating notes issued by the MBTA or to reimburse the Commonwealth for advances to the MBTA are not to be counted in computing the amount of the bond subject to this limit. Pursuant to Chapter 87 of the Acts of 2000, as amended, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund are not to be counted in computing the amount of the bonds subject to this limit. Pursuant to Chapter 201 of the Acts of 2004, up to $1 billion of bonds issued to finance the Massachusetts School Building Authority (“MSBA”) are-not to be counted in computing the amount of bonds subject to this limit. The statutory limit on “direct” bonds during fiscal 2006 is $14.137 billion.

Limit on Debt Service Appropriations. In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law, which is codified as Section 60B of Chapter 29 of the General Laws, provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. Debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. Section 60B is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

Commonwealth Debt. The Commonwealth is authorized to issue three types of debt directly — general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. See “Federal Grant Anticipation Notes.”

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either (a) general obligation contract assistance liabilities, (b) budgetary contractual assistance liabilities or (c) contingent liabilities.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency and the Foxborough Industrial Development Financing Authority of 100% of the debt service of certain bonds issued by those authorities, as well as payments to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Turnpike Authority that are not explicitly tied to debt service. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County and the grant agreements underlying the school building assistance program. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been pledged, as in the case of certain debt obligations of the MBTA, certain regional transit authorities, the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority and the higher education building authorities; and of statutorily contemplated payments with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from monies otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and Educational Facilities Authority and the Massachusetts State College Building Authority.

General Obligation Debt

The Commonwealth issues general obligation bonds and notes pursuant to Chapter 29 of the General Laws. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit is pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

Notes. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the State Treasurer in any fiscal year in anticipation of the receipts for that year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. As of April 18, 2006, the Commonwealth had liquidity support for a $1 billion commercial paper program for general obligation notes, through five $200 million credit lines which expire in December 2006, March 2007, December 2007, September 2008, and November 2015, respectively.

Synthetic Fixed Rate Bonds. In connection with the issuance of certain general obligation bonds that were issued as variable rate bonds, the Commonwealth has entered into interest rate exchange (or “swap”) agreements with certain counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable rate payment on the related bonds and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Only the net difference in interest payments is actually exchanged with the counterparty, and the Commonwealth is responsible for making interest payments to the variable rate bondholders. The effect of the agreements is to fix the Commonwealth’s interest payment obligations with respect to the variable rate bonds. The Commonwealth will be exposed to a variable rate if the counterparties default or if the swap agreements are terminated. Termination of a swap agreement may also result in the Commonwealth’s making or receiving a termination payment. The variable rate bonds associated with such swaps are supported by stand-by bond purchase liquidity facilities with commercial banks which require the applicable bank to purchase any bonds that are tendered and not successfully remarketed. Unless and until remarketed, the Commonwealth would be required to pay the bank interest on such bonds at a rate equal to the bank’s prime rate. In addition, the Commonwealth would be required to amortize the principal of any such bonds according to an accelerated schedule. Such liquidity facilities expire well before the final maturity date of the related bonds and are expected to be renewed. As of January 1, 2006, the amount of such variable rate bonds outstanding with a synthetic fixed rate agreement was $2.107 billion.

Variable Rate Demand Bonds, Auction Rate Securities and U-Plan Bonds. As of January 1, 2006, the Commonwealth had outstanding approximately $184.0 million of variable rate demand bonds (not converted to a synthetic fixed rate as described above) in a daily interest rate mode, with liquidity support provided by commercial banks under agreements terminating in February 2006. On March 3, 2006 the Commonwealth issued $350.0 million of additional variable rate demand bonds (not converted to a synthetic fixed rate as described above) in a daily interest rate mode, with liquidity support provided by commercial banks under agreements terminating in March 2011 and March 2013. As of January 1, 2006, the Commonwealth had outstanding $401.5 million of auction rate securities in a seven-day interest rate mode. As of January 1, 2006, the Commonwealth had outstanding approximately $87.1 million of variable rate “U-Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

Interest Rate Swap Agreement Dispute. The Commonwealth is party to an interest rate swap agreement relating to the Commonwealth’s General Obligation Refunding Bonds, 2001 Series B and 2001 Series C, pursuant to which the Commonwealth makes payments at a fixed rate of 4.15% per annum and receives payments from its swap counterparty at a floating rate based on the actual rate on its bonds, which are variable rate obligation bonds. The notional amount of the swap was $496,225,000 as of April 18, 2006, and the scheduled termination date is January 1, 2021. Swap payments are made monthly, with the Commonwealth netting its fixed rate obligation against the floating rate amount due from the swap counterparty. The swap documentation provides that the method for determining the floating rate obligation of the counterparty may change upon an “Event of Taxability” as defined therein. The swap counterparty asserted that an Event of Taxability occurred and that, as a result, commencing May 3, 2004, the Commonwealth’s monthly net payments to the counterparty must be increased. The Commonwealth disagreed with this assertion and, on April 23, 2004, filed a complaint in Suffolk County Superior Court seeking a declaratory judgment and related preliminary injunction relief (the “Action”). The swap payment made by the Commonwealth on May 3, 2004 and each monthly payment made thereafter have been calculated based on the pre-existing method. As of late 2006, the litigation has been settled on terms that do not require any payment by either party and do not change the method for determining the floating rate payment obligation of the counterparty from that which has been in place since the agreement became effective.

Special Obligation Debt

Highway Fund. Section 2O of Chapter 29 of the General Laws authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues which are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. Chapter 33 of the Acts of 1991 authorizes the Commonwealth to issue such special obligation bonds in an aggregate amount not to exceed $1.125 billion. As of January 1, 2006, the Commonwealth had outstanding $770.1 million of such special obligation bonds, including $761.4 million of such bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

Convention Center Fund. Chapter 152 of the Acts of 1997 authorizes $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are payable from monies credited to the Convention Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near the proposed Boston facility that first opened on or after July 1, 1997, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge first opened on or after July 1, 1997. The legislation requires a capital reserve fund to be maintained at a level equal to maximum annual debt service and provides that if the fund falls below its required balance the 2.75% convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14%). In June 2004, the Commonwealth issued $686.7 million of special obligation bonds, secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, $638.7 million of which remain outstanding as of January 1, 2006.

Federal Grant Anticipation Notes

As of April 18, 2006, the Commonwealth had issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the CA/T Project in anticipation of future federal reimbursements. The legislation authorizing such notes contains a statutory covenant that as long as any such grant anticipation notes remain outstanding, the Commonwealth will deposit all federal highway reimbursements into the Grant Anticipation Note Trust Fund, to be released to the Commonwealth once all the debt service and reserve funding obligations of the trust agreement securing the grant anticipation notes have been met. If the United States Congress reduces the aggregate amount appropriated nationwide for federal highway spending to less than $17.1 billion and debt service coverage with respect to the notes falls below 120%, then the legislation further pledges that 10 cents per gallon of existing motor fuel tax collections will be deposited into the trust fund, to be used for debt service on the, notes, subject to legislative appropriation. The notes are not general obligations of the Commonwealth. The notes mature between fiscal 2006 and fiscal 2015, inclusive. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million. Such notes are secured by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises.

On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of crossover refunding approximately $408.0 million of outstanding federal grant anticipation notes in 2008 and in 2010.

Until the crossovers occur, interest on the notes will be paid solely by an escrow account established with the proceeds of the notes. Upon the refunding of $408.0 million of outstanding federal grant anticipation notes on the crossover dates, the refunding notes will become secured by the Grant Anticipation Note Trust Fund.

As of January 1, 2006, $1,849.1 million of such notes, inclusive of the special obligation crossover refunding notes, remain outstanding.

General Obligation Contract Assistance Liabilities

Massachusetts Convention Center Authority. The Massachusetts Convention Center Authority (“MCCA”) was created for the purpose of promoting the economic development of the Commonwealth through the operation of the Hynes Convention, Center, the Boston Common Parking Garage and the Springfield Convention Center. In addition, the MCCA is overseeing the construction of the Boston Convention and Exhibition Center. The MCCA has issued bonds which are fully secured by contract assistance payments by the Commonwealth, which payments are limited by statute to an amount equal to the annual debt service on $200 million of bonds outstanding at any one time. The assistance contract is a general obligation of the Commonwealth for which its full faith and credit is pledged. As of January 1, 2006, the MCCA had $16.5 million of such bonds outstanding. These bonds do not include the 2004 bonds issued to finance construction of the Boston Convention and Exhibition Center and the renovation and expansion of the MassMutual Center; these projects were financed by the issuance of Commonwealth special obligation bonds.

Massachusetts Development Finance Agency. On September 30, 1998, the Massachusetts Government Land Bank and the Massachusetts Industrial Finance Agency were legally merged into a successor entity, the Massachusetts Development Finance Agency (“MassDevelopment”). MassDevelopment has succeeded to all of the assets and liabilities of the Government Land Bank. MassDevelopment assists in the development of state and federal surplus property for private use and in the development of substandard, blighted or decadent open areas in the Commonwealth. MassDevelopment has direct borrowing power. The Commonwealth is required to provide contract assistance payments necessary to defray debt service on up to $80 million of bonds issued to redevelop the former federal military base at Fort Devens. The contract with MassDevelopment is a general obligation of the Commonwealth for which the full faith and credit of the Commonwealth is pledged. As of January 1, 2006, MassDevelopment had $21.8 million of bonds outstanding, which are secured by the contract assistance from the Commonwealth. No more such bonds may be issued under current law.

Foxborough Industrial Development Financing Authority. Pursuant to legislation approved May 24, 1999, the Commonwealth entered into a contract for financial assistance with the Foxborough Industrial Development Financing Authority in June 2000 obligating the Commonwealth to, pay the full amount of the debt service on bonds issued to finance up to $70 million of capital expenditures for infrastructure improvements related to the construction of a new professional football stadium in the town of Foxborough. The obligation of the Commonwealth to make such payments is a general obligation for which the full faith and credit of the Commonwealth is pledged. Under the authorizing legislation the Commonwealth is to receive $400,000 per year in parking fees for stadium-related events, an administrative fee of $1 million per year from the stadium lessee and will be entitled to recover from the stadium lessee a portion of its contract assistance payments if professional football ceases being played at the stadium during the term of the bonds. As of January 1, 2006, the Foxborough Industrial Development Financing Authority had $62.2 million of such bonds outstanding. No more such bonds may be issued under current law.

Massachusetts Turnpike Authority. The Commonwealth is obligated to pay contract assistance to the MTA pursuant to legislation enacted in 1998 and a contract for financial assistance dated as of February 19, 1999 between the Turnpike Authority and the Commonwealth. The payments are in recognition of the financial burden imposed on the Turnpike Authority by virtue of its assumption of the responsibility for operation and maintenance of certain roadways in the Metropolitan Highway System that were formerly maintained by the Commonwealth. The Commonwealth’s obligation to make such payments is a general obligation for which the faith and credit of the Commonwealth is pledged for the benefit of the Turnpike Authority and its bondholders. The contract provides that no later than September 1 of each year the Turnpike Authority is to submit to the Secretary of Transportation a certificate setting forth the total amount of costs incurred by the Turnpike Authority during the prior fiscal year in connection with the operation and maintenance of the roadways covered by the contract. The contract further provides that as soon as practicable following receipt of such certificate, but no later than December 1 of such year, the Commonwealth is to pay the Turnpike Authority the amount set forth in such certificate, subject to Commonwealth review, provided that such payment may not be less than $2 million on account of fiscal 2000, may not be less than $5 million on account of fiscal 2001 and each fiscal year thereafter prior to the fiscal year in which the final segment of the affected roadways is transferred to the Turnpike Authority and may not be more than $25 million on account of the fiscal year in which such transfer occurs and each fiscal year thereafter for 40 years.

On October 18, 2006, the Board of Directors of the Massachusetts Turnpike Authority voted, subject to “the full review and due diligence of all legal, financial and maintenance issues and requirements,” to “adopt in principle” the recommendation of a task force appointed by the Governor that tolls on the Western Turnpike (the portion of the Massachusetts Turnpike west of the I-95 interchange) be terminated by June 30, 2007. Achieving this goal would require repayment of outstanding debt of the Turnpike Authority secured by Western Turnpike revenues and transfer of the Western Turnpike to the Commonwealth pursuant to Section 26 of Chapter 81A of the General Laws upon determination by the Commonwealth that the Western Turnpike is in good condition and repair. The feasibility of this course of action, including without limitation legal and financial aspects remained under review as of December 12, 2006. After the transfer of the Western Turnpike to the Commonwealth, the state would, beginning in fiscal 2008, assume the cost of operating and maintaining the road. Initial budgetary operating costs are preliminarily estimated at up to $30 million and initial annual capital costs are preliminarily estimated at somewhat in excess of $50 million by the state highway department and the Executive Office for Administration and Finance. The estimate of capital costs does not include the costs of removing the tollbooths and making safety improvements to ramps leading to and from the turnpike.

Massachusetts Water Pollution Abatement Trust. The Massachusetts Water Pollution Abatement Trust was created to implement the Commonwealth’s state revolving fund program under Title VI of the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving fund and to issue debt obligations to make loans to local governmental units to finance eligible water pollution abatement and water treatment projects. Under state law, each loan made by the Trust is required to provide for debt service subsidies or other financial assistance sufficient to result in the loan being the financial equivalent of a net zero percent interest or two percent interest loan. To subsidize its loans, the Trust receives contract assistance payments from the Commonwealth. Pursuant to Sections 6, 6A and 18 of Chapter 29C of the Massachusetts General Laws, respectively, the annual contract assistance maximum for the Clean Water program is $71 million and the contract assistance maximum for the Safe Drinking Water program is $17 million. The contract assistance agreements constitute general obligations of the Commonwealth for which its faith and credit is pledged, and the Trust’s right to receive payments thereunder may be pledged by the Trust as security for repayment of the Trust’s debt obligations. As of June 30, 2005, the Trust had approximately $2.6 billion of bonds outstanding. Approximately 23% of the aggregate debt service on such bonds is expected to be paid from Commonwealth contract assistance.

Boston Housing Authority West Broadway Homes IV Project. In December 2003 the Boston Housing Authority (“BHA”) issued $10 million of housing project bonds to finance a portion of the costs of construction of a 133-unit lower income public housing project in South Boston. Proceeds of the bonds were lent by the BHA to the West Broadway Redevelopment Limited Partnership (“Partnership”) which will own and operate the project. The general partner of the Partnership is a Massachusetts non-profit corporation controlled by the BHA. In addition, proceeds of an approximately $11.0 million modernization grant from the Commonwealth and an approximately $3.6 million grant from the City of Boston have been loaned to the Partnership by the BHA to be applied to costs of the project. The Partnership also expects to apply an equity investment from its limited partners to construction costs in the approximate amount of $10 million. In December 2003, the BHA also issued $9 million of housing project notes to mature December 1, 2006, the proceeds of which were loaned to the Partnership to be applied to construction costs in anticipation of the Partnership’s equity investment. In accordance with an Amendment to Contract for Financial Assistance between the Commonwealth, acting by and through the Department of Housing and Community Development, and the BHA, the Commonwealth has agreed to advance additional grant funds to the BHA to be applied to the payment of the notes to the extent the Partnership’s equity investment is not received in time or amount sufficient to pay the principal amount’ of the notes at maturity. The Commonwealth has also agreed in the Amendment to Contract for Financial Assistance to advance additional grant funds to the BHA in an amount sufficient to redeem all or a portion of the bonds on December 1, 2006 to the extent the project has failed to demonstrate budgeted revenue sufficiency by: that date. Thereafter, the bonds will be secured by and payable solely from an assignment by the BHA of state operating subsidy funds allocable to the project, and other state assisted public housing projects owned by the BHA, loan repayments from the Partnership payable from project net income and reserve funds funded from bond and grant loan proceeds to the Partnership. As of April 18, 2006, the project was substantially completed and had achieved 95% occupancy in November 2005, and the BHA anticipated that it would receive equity investment funds in 2006 sufficient to retire the notes when due. The project has also demonstrated budget revenue sufficiency, and it is therefore not anticipated that the Commonwealth will need to advance any additional grant funds this year to redeem any portion of the bonds.

Budgetary Contractual Assistance Liabilities

Plymouth County Certificates of Participation. In May 1992, Plymouth County caused to be issued approximately $110.5 million of certificates of participation to finance the construction of a county correctional facility. In March 1999, Plymouth County caused to be issued approximately $140.1 million of certificates of participation to advance refund the 1992 certificates, construct an administration office building and auxiliary facilities near the county correctional facility and fund repairs and improvements to the facility. The Commonwealth, acting through the Executive Office of Public Safety and the Department of Correction, is obligated under a memorandum of agreement with Plymouth County to pay for the availability of 380 beds (out of 1,140) in the facility, regardless of whether 380 state prisoners are housed therein. The amounts payable by the Commonwealth will at least equal the debt service on the outstanding certificates of participation, but are subject to appropriation of such amounts by the Legislature in the annual budgetary line item for the Executive Office of Public Safety. The obligation of the Commonwealth under the memorandum of agreement does not constitute a general obligation or a pledge of the credit of the Commonwealth.

City of Chelsea Commonwealth Lease Revenue Bonds. In November 1993, the Chelsea Industrial Development Financing Authority issued approximately $95.8 million of lease revenue bonds. The proceeds of the bonds were loaned to the Massachusetts Industrial Finance Agency (now MassDevelopment) and applied to the cost of the Massachusetts Information Technology Center, a tax processing facility of the Department of Revenue and a data processing information system center for the Department and for certain other departments and agencies of the Commonwealth. The bonds bear interest at a variable rate, and under an interest rate swap agreement that was entered into at the time, MassDevelopment receives variable rate payments with respect to the full amount of the bonds and is obligated to make fixed rate payments in exchange therefor. Simultaneously with the issuance of the bonds, the Commonwealth entered into a 30-year lease, which provides for the payment of debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth or of MassDevelopment and are subject to annual appropriation by the Legislature.

Route 3 North Transportation Improvements Association Commonwealth Lease Revenue Bonds. In August 2000, the Route 3 North Transportation Improvements Association issued approximately $394.3 million of lease revenue bonds to finance the reconstruction and widening of a portion of state Route 3 North. In May 2002, the Route 3 North Transportation Improvements Association issued approximately $312.7 million of refunding lease revenue bonds. In connection with the financing, the Commonwealth leased the portion of the highway to be improved to the Association, and the Association leased the property back to the Commonwealth pursuant to a sublease. Under the sublease the Commonwealth is obligated to make payments equal to the debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. As of January 1, 2006, the Route 3 North Transportation Improvements Association had $403.6 million of such lease revenue bonds outstanding.

Saltonstall Building Redevelopment Corporation Project. In May 2002, MassDevelopment issued $195.8 million of lease revenue bonds pursuant to an agreement to loan the proceeds of the bonds to the MassDevelopment/ Saltonstall Building Redevelopment Corporation. The loan was used to finance the redevelopment of the Saltonstall State Office Building. Under the provisions of the legislation relating to the building’s redevelopment, the building was leased to MassDevelopment for a term of up to 50 years, with extension terms permitted for an aggregate of 30 more years. MassDevelopment will pay $2.45 million per year to the Commonwealth for the lease. MassDevelopment will renovate the building and sublease, half of it back to the Commonwealth for office space and related parking (for a comparable lease term) in respect of which sublease, the Commonwealth will make sublease payments to MassDevelopment. The remainder of the building has been redeveloped as private office space, as well as private housing units and retail establishments. The obligations of the Commonwealth under the office sublease do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s full year costs include $7.065 million per year of base rent and parking space rent for the first five years, after which the parking space rent may be adjusted for fair market value every five years. As of June 30, 2005, MassDevelopment had $195.8 million of such lease revenue bonds outstanding for the Saltonstall redevelopment project.

Long-Term Operating Leases and Capital Leases. In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles.

Contingent Liabilities

Massachusetts Bay Transportation Authority. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds and notes through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of January 1, 2006, the MBTA had approximately $1.681 billion of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $270 million to $292 million through fiscal 2013 and declining thereafter.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. The Steamship Authority operates passenger ferries to Martha’s Vineyard and Nantucket. The Steamship Authority issues its own bonds and notes. Commonwealth support of the bonds and notes of Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to such entity and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority (current expenses, including debt service, minus current income). The Steamship Authority is currently self-supporting, requiring no net cost of service or contract assistance payments. As of December 31, 2005, the Steamship Authority had $68.0 million of bonds and notes outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

Regional Transit Authorities. There are 15 regional transit authorities organized in various areas of the state. Prior to July 1, 2003, the bonds and notes of the RTAs included a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide each of the RTAs with funds sufficient to meet the principal of and interest on their bonds and notes as they matured to the extent that funds sufficient for this purpose were not otherwise available and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the RTAs (current expenses, including debt service, minus current income). The fiscal 2003 GAA amended the General Laws pertaining to RTA financing, pursuant to which amendment bonds and notes issued by the RTAs on and after July 1, 2003 are no longer guaranteed by the Commonwealth and are not general obligations of the Commonwealth.

University of Massachusetts Building Authority and Massachusetts State College Building Authority. Two higher education building authorities, created to assist institutions of public higher education in the Commonwealth, may issue bonds which are guaranteed as to their principal and interest by the Commonwealth. The guaranty is a general obligation of the Commonwealth for which its full faith and credit is pledged. In addition to such guaranty, certain revenues of these authorities, including dormitory rental income and student union fees, are pledged to their respective debt service requirements. While revenues thus far have been sufficient to meet debt service requirements, they have not been sufficient in all cases to pay operating costs. In such cases, the operating costs have been met by Commonwealth appropriations. As of June 30, 2005, the University of Massachusetts Building Authority had approximately $189.0 million of Commonwealth-guaranteed debt outstanding, and the Massachusetts State College Building Authority had approximately $61.9 million of Commonwealth-guaranteed debt outstanding.

Massachusetts Housing Finance Agency. MassHousing is authorized to issue bonds to finance multifamily housing projects within the Commonwealth and to provide mortgage loan financing with respect to certain single-family residences within the Commonwealth. Such bonds are solely the obligations of MassHousing, payable directly or indirectly from, and secured by a pledge of, revenues derived from MassHousing’s mortgage on or other interest in the financed housing. MassHousing’s enabling legislation also permits the creation of a capital reserve fluid in connection with the issuance of such bonds. As of December 31, 2005, no single-family housing bonds secured by capital reserve funds were outstanding, and no such bonds had been issued by MassHousing since 1985. As of December 31, 2005, MassHousing had outstanding approximately $436.7 million of multi-family housing bonds secured by capital reserve funds. Any such capital reserve fund must be in an amount at least equal to the maximum annual debt service in any succeeding calendar year on all outstanding bonds secured by such fund. As of December 31, 2005, the capital reserve funds were maintained at their required levels. If amounts are withdrawn from a capital reserve fund to pay debt service on bonds secured by such fund, upon certification by the chairperson of MassHousing to the Governor of any amount necessary to restore the fund to the above-described requirement, the Legislature may, but is not legally bound to, make an appropriation in such amount. No such appropriation has been necessary to date.

Authorized But Unissued Debt

General obligation bonds of the Commonwealth are authorized to correspond with capital appropriations. Over the decade preceding April 2006, the Commonwealth typically had a large amount of authorized but unissued debt. However, the Commonwealth’s actual expenditures for capital projects in a given year relate more to the capital needs of the Commonwealth in such year than to the total amount of authorized but unissued debt.

Authorized but unissued debt is measured in accordance with the statutory basis of accounting, which is different from GAAP. Only the net proceeds of bonds issued (exclusive of discount and costs of issuance) are deducted from the amount of authorized but unissued debt. Therefore, the change in authorized but unissued debt at the end of any fiscal year is not intended to correlate to the change in the amount of debt outstanding as measured and reported in conformity with GAAP.

There is $38.0 million of authorized but unissued debt under Chapter 33 of the Acts of 1991 that can only be issued as special obligation bonds secured by receipts in the Commonwealth’s Highway Fund. In addition, several of the statutes authorizing general obligation bonds for transportation purposes also authorize such bonds to be issued as special obligation highway bonds, at the discretion of the Governor and the State Treasurer.

COMMONWEALTH REVENUES

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Highway Fund and other operating budget funds. In fiscal 2005, on a statutory basis, approximately 65.6% of the Commonwealth’s Budgeted Operating Revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 19.3% of such revenues, with the remaining 15.1% provided from departmental revenues and transfers from non-budgeted funds. The measurement of revenues for the Budgeted Operating Funds from a statutory basis differs from governmental revenues on a GAAP basis. The Commonwealth’s executive and legislative branches establish the Commonwealth’s budget using the statutory basis of accounting.

State Taxes

The major components of state taxes are the income tax, which was projected to account for approximately 55.9% of total tax revenues in fiscal 2006, the sales and use tax, which was projected to account for approximately 22.4%, and the corporations and other business and excise taxes (including taxes on insurance, financial institutions, and public utility corporations), which were projected to account for approximately 12.2%. Other tax and excise sources were projected to account for the remaining 9.5% of total fiscal 2006 tax revenues.

Effects of Tax Law Changes. During fiscal 2001 through fiscal 2003, legislation was implemented that had the net effect of reducing revenues by decreasing income tax rates or increasing or establishing various deductions and credits. In addition, several administrative changes were implemented that reduced revenues. During fiscal 2003, legislation was implemented that reversed or delayed some of the previous tax reductions, and implemented increases in other taxes. The incremental net effect of these tax law and administrative changes (relative to the immediately preceding fiscal year) is estimated by the Department of Revenue to have been a reduction of approximately $790 million of fiscal 2001 revenues and $700 million of fiscal 2002 revenues. In fiscal 2003, tax law changes were estimated to have increased revenue collections by a net amount of approximately $1.005 billion. The Department of Revenue estimated that in fiscal 2004, the impact of tax law and administrative changes (including the non-recurrence of some fiscal 2003 revenues from certain loophole closings and that year’s amnesty program) reduced tax collections by approximately $110 million, compared to fiscal 2003. The Department of Revenue further estimated that tax law changes would increase tax collections by approximately $31 million in fiscal 2005 compared to fiscal 2004, will reduce tax collections by approximately $282 million in fiscal 2006 compared to fiscal 2005, and will increase tax collections by approximately $64 million in fiscal 2007 compared to fiscal 2006. The fiscal 2007 increase compared to fiscal 2006 is due to the fact that some of the tax reductions enacted during fiscal 2006 will result in greater revenue loss in fiscal 2006 than in fiscal 2007.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12% and the tax rates on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

Prior to January 1, 1999, a different rate was applied to “Part A” income (generally, interest and dividends) and “Part B” income (generally, “earned” income from employment, professions, trades, businesses, rents and royalties). The rate on Part A income was 12% prior to January 1, 1999; it was reduced to 5.95% as of January 1, 1999 and as of January 1, 2000 is the same as the rate on Part B income. The rate on Part B income was 5.95% prior to January 1, 2000, when it was reduced to 5.85%. The rate on Part B income was reduced to 5.6% on January 1, 2001 and to 5.3% on January 1, 2002 by an initiative petition approved by Massachusetts voters on November 7, 2000. This initiative petition also mandated a reduction in the Part B rate to 5.0% on January 1, 2003.

Chapter 186 of the Acts of 2002, “An Act Enhancing State Revenues,” was enacted on July 25, 2002, and made several changes to the state income tax. These included a delay of the scheduled Part B tax rate reduction from 5.3% to 5.0% for at least four years, suspension of the deduction for charitable contributions and a 25% reduction in personal exemptions. This legislation also changed the tax structure for long term capital gains (i.e., capital gains on assets held for more than one year). Prior to May 2002, long term capital gains were taxed at rates ranging from 0% to 5%, depending on how long the asset had been held before sale. Effective May 1, 2002, long term capital gains were taxed at the Part B income tax income rate, which was 5.3% as of April 18, 2006. The timing of this change in the long term capital gains tax rate was subsequently held invalid by state courts. Legislation was eventually enacted retroactively delaying the effective date of the change to January 1, 2003.

Chapter 186 also included a mechanism by which the tax year 2001 personal exemptions and charitable deductions could be gradually restored, and the tax rate on Part B income could be gradually reduced to 5.0%, contingent upon “baseline” state tax revenue growth (i.e., revenue’ growth after factoring out the impact of tax law and administrative processing changes) growing by 2% more than the rate of inflation for state and government purchases. In fiscal 2002 and 2003, tax revenue growth was such that personal exemptions remained at 2002 levels for tax years 2003 and 2004, respectively. In fiscal 2004 and fiscal 2005, baseline tax revenue growth was sufficient to trigger an increase in the personal exemptions for tax years 2005 and 2006, respectively. Based on the January 17, 2006 fiscal 2006 revenue estimate, fiscal 2006 tax revenue growth will also be sufficient to trigger an increase in the personal exemption in tax year 2007.

The Department of Revenue estimates the following effects from the changes made in Chapter 186 of the Acts of 2002:

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Taxing capital gains at the Part B income rate increased fiscal 2003 revenues by approximately $250 million to $300 million, fiscal 2004 revenues by approximately $350 million to $400 million, and fiscal 2005 revenues by approximately $720 million to $770 million, and will increase fiscal 2006 revenues by approximately $820 million to $870 million.

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The delay in the Part B rate reduction resulted in approximately $200 million in additional revenues during fiscal 2003 than would have been the case had the rate been reduced to 5.0% in calendar 2003 and resulted in additional revenue of approximately $506 million in fiscal 2004, $556 million in fiscal 2005, and a projected $595 million in fiscal 2006.

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The suspension of the deduction for charitable contributions increased revenues by approximately $170 million in fiscal 2003, $179 million in fiscal 2004, $185 million in fiscal 2005, and a projected $190 million in fiscal 2006.

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The decrease in the personal exemption amounts resulted in approximately $325 million in additional tax collections in fiscal 2003. The 25% cut in personal exemptions was retroactive to January 1, 2002, with the retroactive portion of the tax increase being paid primarily when taxpayers filed their tax year

2002 income tax returns in the spring of 2003. The retroactive nature of the fiscal 2003 revenue impact caused the fiscal 2004 revenue gain to be smaller than it was in fiscal 2003. The Department of Revenue estimates that the fiscal 2004 impact of the personal exemption reductions was approximately $225 million. The partial restoration of the personal exemptions in tax years 2005 and 2006 reduced the amount raised by the initial personal exemption decreases. The Department of Revenue estimates that the additional revenue generated by the personal exemption increases fell to approximately $200 million in fiscal 2005 and $140 million in fiscal 2006.

Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible property (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

Beginning January 1, 1998, sales tax receipts from establishments that first opened on or after July 1, 1997, which are located near the building site of the Boston Convention and Exhibition Center, and sales tax receipts from new hotels in Boston and Cambridge that first opened on or after July 1, 1997 are required to be credited to the Convention Center Fund. As of enactment of the fiscal 2004 GAA, this fund is no longer included in the calculation of revenues for Budgeted Operating Funds.

Beginning July 1, 2000, pursuant to “forward funding” legislation contained in the fiscal 2000 GAA, a portion of the Commonwealth’s receipts from the sales tax, generally the amount raised by a 1% sales tax not including meals taxes, with an inflation-adjusted floor, is dedicated to the MBTA under a trust fund. The amount of these dedicated sales tax receipts was $704.8 million in fiscal 2005. Such amount was projected to be $712.6 million in fiscal 2006.

Beginning July 1, 2004, pursuant to legislation adopted in June 2004, a portion of the Commonwealth’s receipts from the sales tax, totaling $395.7 million in fiscal 2005, $488.7 million in fiscal 2006 and specified percentages in each fiscal year thereafter, increasing in fiscal 2010 and thereafter to one cent of the Commonwealth’s sales tax, subject to certain exclusions and minimums, is dedicated to the MSBA to fund school building assistance.

Legislation enacted in March 2003, July 2004 and November 2005 closed several so-called tax loopholes related to the sales tax. These included changes to the taxation of promotional advertising materials, goods delivered through “drop shipments” and items that are fabricated outside of Massachusetts but sold in the state. The Department of Revenue estimated that these changes would result in additional tax collections of $20 million to $23 million in fiscal 2005, $34 million to $48 million in fiscal 2006, and $71 million to $81 million on an annualized basis thereafter.

The federal Internet Tax Nondiscrimination Act, P.L. 108-435, passed by the U.S. Congress in late 2004, expands the definition of “Internet access,” which has the effect of exempting from Massachusetts sales tax telecommunications services purchased, used, or sold by a provider of Internet access for use in providing Internet access to its customers. Such telecommunications services had been taxed for Massachusetts sales/use tax purposes when purchased by a provider of Internet access. The Department of Revenue estimated that the impact of this legislation would be to reduce revenues by approximately $13 million in fiscal 2006 and $20 to $25 million annually thereafter.

Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on net income for federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax are inclusive of a 14% surtax.

In general, corporations apportion their income to Massachusetts based on the proportion of payroll, property, and sales within the Commonwealth, with sales being double-weighted. However, beginning January 1, 1996, legislation was phased in over five years establishing a “single sales factor” apportionment formula for the business corporations tax. The formula calculates a firm’s taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the prior formula that took other factors, such as payroll and property into account. Beginning January 1, 1997, legislation was phased in which sourced sales of mutual fund shares to the state of domicile of the purchaser instead of sourcing the sales to the state where the mutual fund provider bore the cost of performing services.

Legislation enacted in March 2003 and November 2005 closed several so-called loopholes in the corporate tax structure. Among these were provisions dealing with real estate investment trusts, qualified subchapter S subsidiaries, and payments to related parties for intangible expenses. The Department of Revenue estimated that these changes would increase revenues by $196 million in fiscal 2006 and $198 million annually thereafter.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%. Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust (“REIT”) distributions with respect to the dividends-received deduction. REIT distributions received by businesses subject to the corporate excise tax are not to be treated as dividends; and further, they have never been exempt from taxation or partially exempt. REIT distributions are subject to taxation at the recipient level. The Department of Revenue estimated that this change would result in additional tax revenues of approximately $160 million to $180 million for fiscal 2003, most of which was the result of liabilities for prior tax years. The Department of Revenue estimated that the REIT change would result in a revenue increase of $40 million to $60 million in each of fiscal 2004 and 2005, and would yield approximately the same amount in fiscal 2006 and subsequent fiscal years.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums. Domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%. Domestic companies also pay a 1% tax on gross investment income.

Other Taxes. Other tax revenues are derived by the Commonwealth from excise taxes on motor fuels, cigarettes, alcoholic beverages and deeds, among other tax sources. The excise tax on motor fuels is $0.21 per gallon. Chapter 186 of the Acts of 2002 raised the tax on cigarettes from $0.76 per pack to $1.51 per pack and also raised the tax rate on other types of tobacco products. The Department of Revenue estimated that this change would result in additional revenue of approximately $185 million in fiscal 2003, $155 million to $160 million in fiscal 2004, and $155 million in fiscal 2005 and thereafter. Legislation was enacted in March 2003 that allowed the Commissioner of Revenue to provide incentives for inheritance trusts to settle future obligations during fiscal 2003. Through this program, approximately $34 million was raised in fiscal 2004, but inheritance tax collections in subsequent years were reduced.

Recently, the United States Congress made numerous changes to Internal Revenue Code provisions relating to the estate and gift tax. For the estates of decedents dying on or after January 1, 2002, federal law raises the exemption amount and phases out the amount of the allowable credit for state death taxes by 25% a year until the credit is eliminated in 2005. Because the Massachusetts estate tax, prior to the recent statutory amendments, equaled the amount of the allowable federal credit for state death taxes, this federal change meant that the Massachusetts estate tax (known as a “sponge tax”) would be phased out and eliminated unless legislative action was taken. In October 2002, the Massachusetts estate tax was retained by “decoupling” the Massachusetts estate tax from the federal estate tax for decedents dying on or after January 1, 2003. The Massachusetts sponge tax is now tied to the Internal Revenue Code as in effect on December 31, 2000. These federal changes are estimated to have reduced fiscal 2003 collections by approximately $30 million to $40 million, and the decoupling is estimated to have increased fiscal 2004 tax revenues by $40 million and fiscal 2005 tax revenues by $13 million in the first three months of fiscal 2005, when the effect of the phase-in was complete.

In 1994, voters in the statewide general election approved an initiative petition, effective December 8, 1994, that would slightly increase the portion of gasoline tax revenue credited to the Highway Fund, one of the Commonwealth’s three major budgeted operating funds, prohibit the transfer of money from the Highway Fund to other funds for non-highway purposes and exclude the Highway Fund balance from the computation of the “consolidated net surplus” for purposes of state finance laws. The initiative petition also provided that no more than 15% of gasoline tax revenues could be used for mass transportation purposes, such as expenditures related to the MBTA. This law is not a constitutional amendment and is subject to amendment or repeal by the Legislature, which may also, notwithstanding the terms of the initiative petition, appropriate monies from the Highway Fund in such amounts and for such purposes as it determines, subject only to a constitutional restriction that such monies be used for motor vehicle, highway or mass transportation purposes. On five occasions, the Legislature has postponed the effective date of the provision that would exclude the Highway Fund balance from the computation of the consolidated net surplus. The fiscal 2004 GAA amended Chapter 29 of the General Laws to include the Highway Fund along with other budgeted funds in the calculation of the consolidated net surplus — thereby permanently changing the specific provision from what had been enacted by the initiative.

Tax Revenue Forecasting

Under state law, on or before October 15 and March 15 of each year, the Secretary of Administration and Finance is required to submit to the Governor and to the House and Senate Committees on Ways and Means estimates of revenues available to meet appropriations and other needs in the following fiscal year. On or before October 15, January 15 and April 15, the Secretary is required to submit revised estimates for the current fiscal year unless, in his opinion, no significant changes have occurred since the last estimate of total available revenues. On or before January 15 of each year, the Secretary is required to develop jointly with the House and Senate Committees on Ways and Means a consensus tax revenue forecast for the following fiscal year. The fiscal 2004 GAA also amended state law to require that subsequent consensus tax revenue forecasts be net of the amount necessary to fully fund the pension system according to the applicable funding schedule, which amount is to be transferred without further appropriation from the General Fund to the Commonwealth’s Pension Liability Fund.

Fiscal 2006. On October 15, 2004 the Executive Office for Administration and Finance released a preliminary projection of tax revenues for fiscal 2006 of $17.035 billion, an increased of $804.0 million over the then-current fiscal 2005 tax estimate, assuming 5.0% baseline growth for fiscal 2006.

On December 6, 2004, the Executive Office for Administration and Finance and House and Senate Ways and Means Committees held a joint hearing in preparation for the consensus revenue estimate due on January 15, 2005. At that hearing, fiscal 2006 revenue estimates were presented by the Department of Revenue, the Massachusetts Taxpayers Foundation, and the Beacon Hill Institute. The Department of Revenue estimated fiscal 2006 tax revenues in the range of $17.341 billion to $17.464 billion, the Massachusetts Taxpayers Foundation forecast fiscal 2006 tax revenues of $17.368 billion, and the Beacon Hill Institute forecast fiscal 2006 tax revenues of $17.555 billion.

On January 14, 2005, the Chairpersons of the House and Senate Committees on Ways and Means and the Secretary for Administration and Finance announced that agreement could not be reached on the fiscal 2006 consensus tax revenue estimate. The Executive Office for Administration and Finance announced a fiscal 2006 tax revenue estimate of $17.336 billion, which the administration incorporated in its fiscal 2006 budget proposal released on January 26, 2005. The Chairpersons of the House and Senate Committees on Ways and Means announced a fiscal 2006 tax revenue estimate of $17.100 billion.

For the fiscal 2006 budget, the Executive Office for Administration and Finance and the House and Senate Committees on Ways and Means adopted different revenue estimates. The administration’s estimate was based upon its April 15, 2005 tax revenue estimate for fiscal 2006 of $17.500 billion, 2.4% more than fiscal 2005 receipts of $17.087 billion. (The administration’s April 2005 estimate was subsequently adjusted for several legal developments, which reduced the fiscal 2006 estimate by $52.5 million, to $17.448 billion, an increase of 2.1% over fiscal 2005 receipts.) The Ways and Means Committees have estimated tax revenue at $17.283 billion, or 1.2% above actual fiscal 2005 receipts, including a base of $17.1 billion (effectively equal to prior year collections), $105.0 million in additional revenues assumed to result from proposed tax loophole legislation, and $78.0 million in revenues resulting from increased audits. Both the Legislature’s and Governor’s gross tax estimates included $1.275 billion for the annual pension obligation, $712.6 million in sales tax dedicated to the MBTA and $488.7 million in sales tax dedicated to the MSBA. These costs are deducted from the gross tax estimate to determine net tax revenue.

On October 26, 2005, as a result of a periodic review required by state law, the Executive Office for Administration and Finance increased the tax revenue estimate for fiscal 2006 by $509.0 million, to $17.957 billion. On December 12, 2005, a fiscal 2007 consensus revenue estimate hearing was held, jointly chaired by the Secretary of Administration and Finance and the Chairperson of the House and Senate Ways and Means Committees. At that hearing, the Commissioner of Revenue, the Massachusetts Taxpayers Foundation, and Beacon Hill Institute provided tax revenue projections for fiscal 2006 and fiscal 2007. Fiscal 2006 tax revenue projections ranged from $17.878 billion to $18.028 billion. Subsequent to these forecasts, December 2005 tax collections were stronger than projected in the October 26, 2005 Executive Office for Administration and Finance fiscal 2006 tax revenue estimate of $17.957 billion. On January 17, 2006, the Executive Office for Administration and Finance revised the fiscal 2006 tax revenue estimate to $18.158 billion.

Fiscal 2007. At the December 12, 2005 consensus revenue estimate hearing, the Commissioner of Revenue and representatives from the Massachusetts Taxpayers Foundation and Beacon Hill Institute provided tax revenue projections for fiscal 2007 ranging from $18.878 billion to $19.951 billion. On January 13, 2006, the Executive Office for Administration and Finance and the Chairpersons of the House and Senate Committees on Ways and Means jointly announced a consensus fiscal 2007 Commonwealth tax estimate of $18.975 billion, of which $734.0 million is dedicated to the MBTA, $1.335 billion is dedicated to the Commonwealth’s annual pension obligations, and $572.5 million is dedicated to the MSBA. The fiscal 2007 tax revenue estimate represents growth of 4.5% over fiscal 2006. Excluding changes in the tax code, this represents growth of 4.1%, referred to as the baseline growth rate.

On October 24, 2006, as a result of a periodic review required by state law, the Executive Office for Administration and Finance increased the tax revenue estimate for fiscal 2007 by $202.0 million to $29.132 billion. The update also included the initial projection for fiscal 2008 revenues of $19.705 billion.

Tax Revenues

Fiscal 2006. Tax revenue collections for fiscal 2006, ended June 30, 2006, totaled $18.487 billion, an increase of $1.4 billion or 8.2% over fiscal 2005.

The tax revenue increase is attributable in large part to an increase of approximately $448.4 million or 5.8% in withholding collections, an increase of approximately $252.6 million or 15.0% in income tax estimated payments, an increase of approximately $249.6 million or 17.3% in income tax payments with returns and bills, an increase of approximately $117.9 million or 3.0% in sales and use tax collections, and an increase of approximately $550.2 million or 32.3% in corporate and business collections, which are partially offset by changes in other revenues (net of refunds). The fiscal 2006 collections exceeded the fiscal 2006 tax revenue estimate of $18.158 billion issued by the Executive Office for Administration and Finance on January 17, 2006. Approximately $71 million of the amount by which fiscal 2006 actual revenues exceeded the January 17, 2006, fiscal 2006 estimate was the result of lower-than-projected claims for heating oil income tax deductions, energy efficiency tax credits, and abatements of tax year 2002 capital gains taxes under the legislation that reduced the capital gains tax rate retroactive to January 1, 2002. The Department of Revenue estimates that up to $39 million of this $71 million in unclaimed deductions and credits will be shifted to fiscal 2007.

Fiscal 2007. Tax revenue collections for the first five months of fiscal 2007, ended November 30, 2006, totaled $6.980 billion, an increase of $309.9 million or 4.6% over the same months in fiscal 2006.

Federal and Other Non-Tax Revenues

Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and, beginning in federal fiscal 1997, through block grants for programs such as Transitional Assistance to. Needy Families (“TANF”) (formerly Aid to Families with Dependent Children (“AFDC”)). The amount of federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance of effort spending level determined annually by the federal government. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees and reimbursements and assessments for services.

For the Budgeted Operating Funds, inter-fund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for net transfers from the Lottery of $931.6 million, $941.3 million, $947.1 million, $974.6 million, and $1.014 billion in fiscal 2001 through 2005, respectively, and account for an estimated $1.053 billion in fiscal 2006.

On November 21, 2003, the Governor signed into law “An Act Relative to Fiscal Relief Funds.” The legislation established a new budgeted operating fund called the Federal Medicaid Assistance Percentage Escrow Fund (“FMAP Escrow Fund”). All revenue received from the federal Jobs Growth Reconciliation Act of 2003 in fiscal 2004 and 2005, unless otherwise designated for a specific purpose, was deposited into the FMAP Escrow Fund. The Commonwealth received $57.7 million in fiscal 2003, which was deposited into the General Fund. In fiscal 2004, after the transfer of $55.0 million to the Uncompensated Care Trust, a total of $402.7 million was deposited into the FMAP Escrow Fund. Thereafter, in fiscal 2004, $33.6 million was transferred from the FMAP Escrow Fund to the Economic Stimulus Fund to fund a variety of economic development programs. The fiscal 2005 GAA reserved $270.0 million of the remaining money in the FMAP Escrow Fund for fiscal 2005 expenditures. The remaining $99.1 million balance was transferred to the Stabilization Fund as part of the consolidated net surplus.

Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth’s allocable share of the base amounts under the agreement through 2025 is more than $8.3 billion, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments they are entitled to reduce future payments under the master settlement agreement, and certain manufacturers withheld payments to the states due on April 17, 2006. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. If full payment is not collected by the end of fiscal 2006, the reduction of the Commonwealth’s projected non-tax revenues for fiscal 2006 caused by such non-payment would be approximately $26.6 million.

During fiscal 2000, the Legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the HealthCare Security Trust) into which the Commonwealth’s tobacco settlement payments, other than payments for attorneys’ fees, are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the Legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated. For fiscal 2000 through fiscal 2004, the amounts to be available for such purposes were originally stipulated to be $91.2 million, $94.0 million, $96.0 million, $98.0 million and $100.0 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the master settlement agreement. The fiscal 2002 GAA changed this formula to 50% of amounts received in the settlement for fiscal 2002, fiscal 2003 and fiscal 2004. Beginning with fiscal 2005, 30% of the annual payments (not including any Strategic Contribution Fund payments) and 30% of the earnings on the balance in the trust fund were to be available for such purposes. As of June 30, 2005, the fund had a balance of $443.6 million on a statutory basis. The fund’s trustees reported a GAAP total asset position of $526.7 million as of June 30, 2005, exclusive of liabilities of $79.6 million, of which $52.3 million were payable to the General Fund of the Commonwealth in fiscal 2006 and will be payable to the General Fund of the Commonwealth in fiscal 2007.

For fiscal 2003 through 2006, inclusive, the Commonwealth has appropriated 100% of each fiscal year’s annual tobacco settlement payment for the respective year’s current spending.

The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017.

On April 17 and April 19, 2006, the Commonwealth received two payments totaling $233.4 million as part of the Master Settlement Agreement with the tobacco manufacturers. This amount is $26.6 million less than had previously been projected and is due to the manufacturers withholding a portion of their expected payment for fiscal 2003, which was expected to be received by the Commonwealth in fiscal 2006. The Commonwealth is pursuing legal action to compel the payment of the additional funds for fiscal 2003. The tobacco manufacturers have given notice of their intention to seek a reduction in their payment for fiscal 2004, which would affect the Commonwealth in fiscal 2007.

On September 7, 2006, the Executive Office for Administration and Finance received details from the Attorney General’s office on the potential Non-Participating Manufacturers (“NPM”) adjustment to the fiscal 2007 tobacco settlement payment, which would reduce the projected April 2007 payment by $42.9 million, Nevertheless, the Commonwealth is still actively pursuing litigation to secure its right to receive the full amount of the April payment.

Limitations on Tax Revenues

Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in

Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

Chapter 62F was amended by the fiscal year 2003 GAA and the fiscal year 2004 GAA to establish an additional tax revenue limitation. The fiscal year 2003 GAA created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a temporary holding account to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year will be held in the temporary holding account pending disposition by the Comptroller. The Comptroller is required to first use any funds in the temporary holding fund to reimburse the Commonwealth Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal year 2004 GAA required that at the end of each fiscal year, the state comptroller must transfer remaining excess revenue from the holding account back to the General Fund for inclusion in consolidated net surplus.

In fiscal 2005, cumulative net state tax revenues used to calculate the Commonwealth’s state tax revenue growth limit, as established in Chapter 62F, were $17.190 billion, exceeding the permissible state tax revenue limit of $17.054 billion by $136.0 million. The excess amount was transferred to the Commonwealth’s Temporary Holding Fund, and subsequently transferred to the Stabilization Fund pursuant to Chapter 62F.

Actual state tax revenue for fiscal 2006 exceeded the permissible state tax revenue limit set by Chapter 62F by $52.1 million. Pursuant to law, that amount was diverted from the General Fund to the temporary holding account, and subject to any adjustment upon audit of the revenue amounts, the balance in the temporary holding account ultimately is transferred to the Stabilization Fund and the General Fund.

As of the end of the first quarter of fiscal 2007, ended September 30, 2006, actual state tax revenue for fiscal 2007 did not exceed the “permissible state tax revenue” limit set by Chapter 62F of the General Laws. As a result, no excess state tax revenue existed to be diverted from the General Fund to the temporary holding account.

FISCAL 2006 AND FISCAL 2007

Fiscal 2006 Appropriations

On June 29, 2005, the Governor signed the General Appropriations Act for fiscal 2006. The budget as signed included $23.806 billion in spending, reflecting vetoes making $109.7 million in reductions compared to the conference committee budget as passed. The Legislature has subsequently overridden $108.9 million of the Governor’s vetoes, bringing the total value of the GAA to $23.915 billion. The GAA (including overrides) budgets $6.995 billion for Medicaid, $3.772 billion for education excluding school building assistance, $1.873 billion for debt service and $11.275 billion for all other programs and services.

For the fiscal 2006 budget, the Executive Office for Administration and Finance and the House and Senate Committees on Ways and Means adopted different revenue estimates. The administration’s estimate is based upon its April 15, 2005 tax revenue estimate for fiscal 2006 of $17.500 billion, 2.4% more than fiscal 2005 receipts of $17.087 billion. (The administration’s April 2005 estimate was subsequently adjusted for several legal developments, which reduced the fiscal 2006 estimate by $52.5 million, to $17.448 billion, an increase of 2.1%

over fiscal 2005 receipts.) The Ways and Means Committees have estimated tax revenue at $17.283 billion, or 1.2% above actual fiscal 2005 receipts, including a base of $17.1 billion (effectively equal to prior year collections), $105.0 million in additional revenues assumed to result from tax loophole legislation currently pending, and $78.0 million in revenues resulting from increased audits. Both the Legislature’s and Governor’s gross tax estimates include $1.275 billion for the annual pension obligation, $712.6 million in sales tax dedicated to the MBTA, and $488.7 million in sales tax dedicated to the MSBA. These costs are deducted from the gross tax estimate to determine net tax revenue.

On October 26, 2005, as a result of a periodic review required by state law, the Executive Office for Administration and Finance increased the tax revenue estimate for fiscal 2006 by $509.0 million, to $17.957 billion. On January 17, 2006, the Executive Office for Administration and Finance further increased the tax revenue estimate for fiscal 2006 by $201.0 million, to $18.158 billion. A number of fiscal 2006 supplemental budgetary appropriation bills were filed.

On September 22, 2005, the Governor filed “An Act to Reform Education.” The objective of the bill was to improve K-12 education, especially math and science, to maintain international competitiveness. The bill proposed supplemental appropriations for fiscal 2006 of $46.6 million. The projected cost of the proposal for fiscal 2007 was $143.0 million. Due to delayed consideration of this legislation, the fiscal 2007 cost included in the Governor’s budget proposal is $94.0 million. Key features of the bill included: (1) establishment of three annual bonus payment programs of $5,000 each for a new corps of math and science teachers, teachers of advanced placement math and science, and teachers in any subject with exemplary evaluations for contributing to growth in student achievement; (2) expansion of advanced placement math and science to all high schools, and establishment of seven math/science exam schools across the state; (3) introduction of math testing for licensing of all new teachers and all current elementary teachers of math; (4) expansion of math and science training of current teachers; (5) acceleration of intervention in underperforming schools and expanded management authority for superintendents and principals; (6) introduction of occupational-academic programs in regular high schools to pursue certificates of occupational proficiency, (7) provision of laptops to all middle and high school students, based on new technology for producing laptops at about $100; (8) parental preparation programs; and (9) establishment of the office of secretary of education.

On October 20, 2005, the Governor filed supplemental legislation to place $16.4 million in eleven reserve accounts to fund incremental costs resulting from a number of collective bargaining agreements. The funds cover incremental costs in fiscal 2006 as well as any retroactive compensation for fiscal 2005 or prior years.

On November 29, 2005, the Governor filed supplemental legislation to cover $12.8 million in increased fuel and medical costs at the Department of Corrections.

On November 30, 2005, the Governor signed legislation providing $20.0 million to provide heating energy assistance and tax relief to citizens of the Commonwealth.

On December 8, 2005, the Governor signed legislation revising certain fiscal 2005 year-end inter-fund transfers, making tax law changes and making a transfer affecting fiscal 2006. The legislation closes various tax loopholes and raises an addition $85 million in tax revenue on an annualized basis. The legislation also settles the Peterson tax revenue case. The legislation changes the effective date of the 2002 capital gains tax law change to January 1, 2003. This results in tax credits of approximately $225.0 million to $275.0 million, which will be refunded to taxpayers over the next four years. The legislation also transfers $20.0 million from the Stabilization Fund to the General Fund.

On December 22, 2005, the Governor signed legislation for $53.6 million in supplemental appropriations. Included was $13.5 million to support increased benefits for military personnel returning from Iraq and Afghanistan, $12.8 million for increased furl and medical costs at the Department of Corrections, $11.0 million for gang prevention at the Executive Office of Public Safety and $16.3 million to support additional collective bargaining agreements in the Commonwealth.

On January 9, 2006, the Governor filed legislation recommending fiscal 2006 supplemental appropriations totaling $60.0 million. This legislation would provide $27.4 million in snow and ice removal at the Massachusetts Highway Department, $11.1 million for new collective bargaining increases, $5.9 million for state and county sheriff operations, $5.1 million for fuel deficiencies, and $10.5 million for other programs and services.

On February 7, 2006, the Governor filed legislation recommending $36.5 million in supplemental appropriations to support the Commonwealth’s preparations to prevent and respond to a potential flue pandemic. Funding includes additional hospital beds, supplies and equipment to increase current hospital capacity by more than 7,500 beds across the Commonwealth, antiviral medication to treat and contain the spread of infection, and additional supplies and equipment for the state laboratory at the Department of Public Health.

On February 14, 2006, the Governor signed legislation providing $1.0 million for costs associated with the NCAA Women’s Final Four basketball tournament which was subsequently held in Boston in April 2006.

On March 23, 2006, the Governor filed legislation recommending $69.0 million in supplemental appropriations. This legislation would provide $24.7 million for environmental remediation related to underground fuel storage tanks, $8.3 million for collective bargaining costs, $6.6 million for Department of Corrections increased fuel costs and payroll for activated military personnel, $6.5 million for settlements and judgments including payments to wrongly convicted persons and $22.9 million for other programs and services. The legislation also recommends $30.2 million in fiscal 2006 appropriations be made available for expenditure in fiscal 2007 to fund collective bargaining costs, workforce training grants, and costs associated with the training of a new State Police class.

On April 14, 2006, the Governor signed legislation authorizing $132.0 million in supplemental appropriations previously requested by the administration. This legislation provides $31.0 million for collective bargaining costs, $23.0 million for snow and ice removal, $12.0 million for reimbursement of underground storage tank cleanup costs, $6.5 million for the Department of Corrections, $6.5 million for judgments and settlements, $5.9 million for the Trial Courts, and $47.1 million for various other programs and services. The legislation also prior appropriation continued $30.2 million, making certain appropriations available for expenditure through June 30, 2007.

On April 24, 2006, the Governor filed supplemental legislation to provide $5.0 million for a Nanotechnology Research Center at the University of Massachusetts at Amherst.

On May 4, 2006, the Governor filed legislation recommending $80.3 million in supplemental appropriations for fiscal 2006. This legislation would fund collective bargaining costs, notably at the University of Massachusetts and for the State Police. This legislation would fund the incremental costs for fiscal 2006 and 2007.

On June 24, 2006, the Governor signed legislation including a supplemental appropriations act for fiscal 2006 and an economic stimulus act. This legislation included approximately $907.1 million in additional appropriations or transfers from the General Fund, which, after vetoes and overrides, resulted in $887.3 million in appropriations and General Fund transfers.

The supplemental appropriations act included $301.7 million in appropriations, of which the Governor vetoed $56.6 million. The Legislature has subsequently overridden $47.8 million of the Governor’s vetoes, bringing the total appropriations to $292.9 million. These additional appropriations include $100.0 million for expansion and improvement projects at the University of Massachusetts and the state and community colleges, $68.5 million for road and bridge improvements, $30.4 million for economic development grants to cities and towns, $20.1 million for substance abuse treatment programs, $13.0 million in funds to match private grants to Massachusetts’ colleges and universities, and $60.9 million for other programs and services.

The supplemental budget also transferred an amount not to exceed $346.0 million from the General Fund to the Medical Assistance Trust Fund for supplemental payment to hospitals. Supplemental hospital payments were planned in the restructuring of federal assistance for health care. The Governor reduced the transfer to $251.0 million, the amount he had included in the Commonwealth’s 1115 waiver request to the federal government and previously filed for appropriation. The Legislature has subsequently overridden his veto and restored the full amount of the transfer. Other statutory language makes this transfer conditional on its eligibility for federal reimbursement. The administration believes that federal participation will be available on $251.0 million of hospital supplemental payments and intends to make supplemental payments in that total amount.

The economic stimulus act included $160.5 million in additional appropriations and $99.0 million in transfers from the General Fund. The Governor vetoed $24.1 million of appropriations, and vetoed or reduced transfers by $50.0 million. The Legislature has subsequently overridden $13.0 million of the appropriations vetoes and restored all of the transfers, bringing the total of the act to $248.4 million, including $55.5 million for transportation improvements, $30.0 million to the Brownfields Redevelopment Fund (which has since become a fiscal 2007 transfer), $26.0 million to fund the CitySquare development project in the city of Worcester, $21.0 million to build a nano-manufacturing and bio-manufacturing facility at the University of Massachusetts Lowell campus, $13.0 million to the Cultural Facilities Fund, $11.0 million to the Workforce Competitiveness Trust Fund, $10.0 million to the Emerging Technology Fund, $10.0 million to the Massachusetts Research Center Matching Fund, $10.0 million to the Massachusetts Life Sciences Investment Fund, and $61.9 million in other transfers and programs.

The economic stimulus act also included tax provisions that the Department of Revenue estimates will reduce fiscal 2007 tax revenue collections by approximately $23.0 million and, when fully implemented, will reduce tax collections by $40 million to $45 million annually. These include enactment of a medical device user fee tax credit, an increase from $15 million to $50 million in the annual cap for the historic preservation tax credit, and expansion of the job incentive payment program. In addition, the legislation included a provision that will change the timing of certain sales tax payments, which the Department of Revenue estimates will result in a one-time reduction of $15 million to $25 million in fiscal 2008 sales tax collections. The Governor vetoed the medical device user fee credit, historic preservation, and sales tax provisions, but these vetoes were subsequently overridden by the Legislature.

The act also included $200.0 million in additional bond authorizations to support transportation and economic development projects. These authorizations include the Massachusetts Opportunity Relocation and Expansion (“MORE”) Jobs Capital Program, originally filed by the Governor, which would provide infrastructure improvements tied to private sector investments that would create or retain jobs, and a variety of specified additional infrastructure improvements, including those in Boston’s Kenmore Square and Longwood Medical Center area.

To support the spending authorized in the June supplemental budget and the economic stimulus act, the supplemental budget transferred the $304.8 million balance in the Transitional Escrow Fund and $256.0 million from the Commonwealth’s Stabilization Fund, as the transfer would not have been needed based on his spending vetoes. While many of the spending vetoes were overridden, the Stabilization Fund transfer veto was not. Ultimately, however, fiscal 2006 tax revenues exceeded projections and were sufficient to support the spending authorized.

On July 21, 2006, the Governor signed $34.0 million in supplemental appropriations to fund the redevelopment of a site at the former Fort Devens military base to support the building of a new Bristol-Myers Squibb manufacturing facility.

On July 28, 2006, the Governor signed into law an additional fiscal 2006 supplemental appropriations bill, after vetoing $56.2 million of the $183.9 million of proposed spending; the Legislature has subsequently overridden all of the vetoes. The supplemental act included $103.1 million to fund new collective bargaining increases, $31.0 million for the Massachusetts Turnpike Authority to restore the Central Artery surface and develop on it the rose Kennedy Greenway, $24.6 million for private counsel compensation, $10.7 million for subsidies to local housing authorities, and $14.5 million for other programs and services.

On August 2, 2006, the Governor signed legislation designed to streamline the permitting processes in the Commonwealth. The legislation included $4.0 million in supplemental appropriations, and a $1.9 million transfer to the District Local Technical Assistance Fund, to support these reforms.

On September 14, 2006, the Governor filed supplemental appropriations totaling $5.0 million to purchase bulletproof vests for municipal police and state police officers. These funds will replenish funding that began in 2001, and will continue the reimbursement program through 2011. The funding supports a grant program to cities and towns and will be matched by federal dollars.

On October 5, 2006, the Governor signed legislation, which included $87.5 million in fiscal 2006 supplemental appropriations. All of the appropriations are authorized for expenditure through June, 2007. In addition, the legislation includes $58.1 million to fund collective bargaining agreements, $8.8 million in tax reimbursements to veterans, blind citizens, and widows within the Commonwealth, $5.0 million to fund the purchase of police vests, $5.0 million to fund the development of a nanotechnology center at the University of Massachusetts at Amherst, $4.4 million for fee waivers at state colleges and universities for National Guard members, and $6.2 million in other programs and services. The Governor vetoed a proposed draw of $450 million from the Commonwealth’s Stabilization Fund.

When the Governor acted on supplemental appropriations legislation on June 24, 2006, he returned for amendment language dealing with transfers to and from and the termination of the Transitional Escrow Fund. The Legislature subsequently acted on the Governor’s proposed amendment. As signed into law on July 28, 2006, this legislation requires that as of the end of fiscal 2006, the $304.8 million balance in the Transitional Escrow Fund be transferred to the General Fund and that the Transitional Escrow Fund then expire. These transferred funds support the spending approved in the supplemental budgets and the economic stimulus act signed by the Governor in June and July of 2006.

Fiscal 2006 Cash Flow

Fiscal 2005 ended with a non-segregated cash balance of $2.117 billion and a segregated bond balance of $435.7 million. On February 28, 2006, the State Treasurer and the Secretary of Administration and Finance released a revised projected cash flow forecast for fiscal 2006. The cash flow projection for fiscal 2006 was based on the GAA for fiscal 2006 and included the value of all vetoes and subsequent overrides as well as all prior appropriations continued into fiscal 2006 from the prior fiscal year. The cash flow projection also reflected all supplemental appropriations bills either filed or enacted that would impact the Commonwealth’s cash flow in fiscal 2006. It reflected authorized transfers between budgeted funds and certain reserve funds as provided for in the GAA and in subsequent legislation. The fiscal 2006 projection was based on actual spending and revenue through January 2006, and estimated for the remainder of fiscal 2006. The fiscal 2006 projection was based on the Executive Office for Administration and Finance’s revised fiscal 2006 tax estimate released on January 17, 2006 of $18.158 billion. The gross tax figure included $1.274 billion dedicated to the Commonwealth’s fiscal 2006 pension obligation, $712.6 million in sales tax revenues dedicated to the MBTA, and $488.7 million in sales tax revenues dedicated to the MSBA. The figure excludes local option tax revenues of $256.0 million.

Fiscal 2006 opened with a starting balance of $2.553 billion of cash and was projected to have a June 30, 2006 ending balance of $1.584 billion. These figures do not include balances in the Commonwealth’s Stabilization Fund or certain other off-budget reserve funds, but do include monies sequestered to pay for projected capital projects totaling $435.7 million with respect to the starting balance and $202.2 million with respect to the ending balance. Excluding these sequestered capital funds, the Commonwealth’s operating cash balance opened the year at $2.117 billion and was projected to end the fiscal year at $1.382 billion, a $735.0 million decrease. A portion of the overall decline in the operating cash balance was due to the anticipated net transfer of $1.104 billion to the Commonwealth’s Stabilization Fund during and in respect of fiscal 2006.

The Commonwealth’s cash flow management incorporates the periodic use of commercial paper borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in short-term cash flow borrowings. The Commonwealth began fiscal 2006 with $140.1 million of commercial paper outstanding in the form of Bond Anticipation Notes, which have been paid from the proceeds of general obligation bond issues. In December 2005, the Commonwealth issued $200.0 million of Revenue Anticipation Notes (“RANs”) to make the December 2005 local aid payment to cities and towns. These RANs were repaid in December 2005 and January 2006. The Commonwealth issued $200.0 million of RANs in March 2006.

The cash flow projection included an estimated $1.404 billion in proceeds of long-term borrowing for capital projects in fiscal 2006, including a $400.0 million principal amount general obligation bond issue completed in August 2005, a $261.1 million principal amount general obligation bond issue (excluding the portion of the issue benefiting the MSBA) completed in October 2005, and a $350.0 million principal amount general obligation bond issue completed in March 2006. As of May 2006, the State anticipated using additional general obligation bonds in 2006.

As of June 30, 2006, the Commonwealth ended fiscal 2006 with a surplus of $261.0 million. Per state finance law, this consolidated net surplus was deposited in the Stabilization Fund. In addition, as required by state law, one-half of one percent of current year tax revenues, or $93.0 million, was also transferred to the Stabilization Fund.

For fiscal 2006, the Commonwealth’s audited financial statements report a year-end balance in the Stabilization Fund of $2.155 billion. The balance reflects the two deposits identified above, as well as $72.3 million of investment earnings and additional taxes deposited into the fund. The year closed with additional reserved fund balances of $947.2 million and undesignated fund balances of $106.2 million. The total fund balance in the budgeted operating funds was $3.208 billion.

Governor’s Fiscal 2007 Budget Proposal

On January 25, 2006, Governor Romney filed his fiscal 2007 budget proposal. The spending plan budgeted $25.187 billion, including $7.101 billion in Medicaid, $4.047 billion in K-12 education, $2.064 billion for debt service and contract assistance, $1.355 billion in non-education local aid, and $10.620 billion for all other programs and services. The Governor’s budget included a phased decrease in the personal income tax from 5.3% to 5.15% on January 1, 2007, and to 5.0% on January 1, 2008. This tax cut would reduce projected tax revenue for fiscal 2007 by $132.0 million.

The Governor’s fiscal 2007 budget proposal included an increase of 17.1% in non-education local aid by directing that all net proceeds from the state lottery be distributed to the Commonwealth’s cities and towns, as had been done prior to fiscal 2003. The budget includes an increase of 3.4% in Medicaid relative to the fiscal 2006 General Appropriation Act and of 4.9% relative to the fiscal 2006 Medicaid spending projection as of the budget proposal’s filing. The Governor’s budget recommendation proposes an increase of $275.0 million, or 7.3%, in K-12 education. These funds were proposed to support reforms to the state’s principal education funding law, called Chapter 70, by making it more responsive to enrollment changes, addressing historical aid inequities among similar communities, and recognizing increases in certain categories of school costs. The increased education funding was also to provide for certain components of the Governor’s Education Reform initiative, filed in September 2005, which were re-filed in the budget.

The Governor’s budget included a $200.0 million reserve account at the Executive Office for Administration and Finance to fund costs that may result from healthcare reform legislation then being formulated in a joint House and Senate conference committee. In addition, the Governor proposed that $50.0 million of the $200.0 million be taken from the Health Care Security Trust fund to support one-time costs associated with the implementation of healthcare reform in Massachusetts. (The Health Care Security Trust holds unexpended funds received from the master settlement agreement with tobacco companies and has a balance of $443.6 million). The budget also included the use of $60.5 million from the Stabilization Fund to provide the tax refunds resulting from the Peterson legislation signed on December 8, 2005. The budget also proposed to suspend for fiscal 2007 the statutory transfer of one-half of 1 percent of current year tax revenues to the Stabilization Fund prior to the calculation of the consolidated net surplus.

On April 10, 2006 the Committee on Ways and Means of the Massachusetts House of Representatives submitted its fiscal 2007 budget proposal. This proposal includes spending of $25.271 billion. The budget also included a $200.0 million reserve to fund healthcare reform efforts in the Commonwealth consistent with fiscal 2007 budget proposal filed by the Governor. The House Ways and Means budget recommendation proposes the transfer of $275.0 million from the Commonwealth’s Stabilization Fund to its General Fund to support fiscal 2007 expenditures. It does not include a reduction in the personal income tax rate to 5.15% as the Governor proposed, thus providing an additional $132.0 million (relative to the Governor’s recommended budget) in projected revenue available for expenditure.

Subsequently, on April 28, 2006, the House approved a $25.453 billion budget bill, adding $182.0 million to the House Ways and Means Committee proposal. The final budget bill allocated the $200.0 million healthcare reform reserve to a number of healthcare costs: $80.6 million for several restored benefits, $77.8 million for enrollment increases in the MassHealth Essential program, $20.0 million for MassHealth rates for senior care plans, and $16.5 million for a variety of other MassHealth programs. In addition, the House added: $81.4 million in Chapter 70 education funding to cities and towns, $11.5 million to the Group Insurance Commission (“GIC”) to support lower employee contribution rates, $11.0 million for the Massachusetts Office of Travel and Tourism, and $91.8 million in a variety of other programs and services. Additional revenue sources or draws from reserves would need to be identified to support the additional spending included in the final House budget.

In addition, the House voted to include in its budget bill versions of an economic stimulus bill and a supplemental spending bill previously filed. The economic stimulus bill and the supplemental spending bill included approximately $450.0 million in spending, transfers, or decreases in revenues. These costs would be supported by the $304.8 million in the Transitional Escrow Fund. The needed balance would come from the Commonwealth Stabilization Fund. These bills also would authorize $200 million in debt-funded capital spending. The stimulus bill and supplemental spending bill were added as outside sections to the House budget bill. These amounts were in addition to the $25.453 billion spending figure identified above.

On May 17, 2006, the Senate Committee on Ways and Means submitted its fiscal 2007 budget proposal. The proposal includes spending of $25.446 billion. The Senate Ways and Means budget proposes the transfer of $350.0 million from the Commonwealth’s Stabilization Fund to its General Fund to support fiscal 2007 expenditures. It does not include a reduction in the personal income tax rate to 5.15% as the Governor proposed, thus providing an additional $132.0 million (relative to the Governor’s recommended budget) in projected revenue available for expenditure.

In addition, the Senate Ways and Means budget proposes to transfer an additional $136.0 million from the Commonwealth Stabilization Fund to the Transitional Escrow Fund. The Transitional Escrow Fund was created in September of 2005 and expired on June 30, 2006 with any remaining balance directed to the Commonwealth’s Stabilization Fund. This proposal adds the additional funds to the Transitional Escrow Fund’s current balance of $304.8 million, and it extends the life of the fund until June 30, 2007.

The Senate Ways and Means budget includes increases in the lottery distribution to cities and towns as proposed by the Governor. It also includes many of the changes to the Chapter 70 education funding law proposed in the Governor’s budget and increases proposed Chapter 70 spending by $210.4 million over fiscal 2006. The proposal does not include additional education spending proposed for other education reforms proposed by the Governor. The budget proposal provides for estimated additional costs associated with healthcare reform legislation.

Fiscal 2007 Appropriations

To date, appropriations for fiscal 2007 total $25.704 billion. The fiscal 2007 GAA provided for $25.676 billion in budgetary spending. Appropriations totaling $935.0 million in fiscal 2006 were authorized as prior appropriations continued, allowing these funds to be spent in fiscal 2007.

In addition to this spending in the budgeted operating funds, the Commonwealth has significant “off-budget” expenditures in fiscal 2007 in the amounts of dedicated sales taxes transferred to the MBTA and MSBA, projected to be in the amounts of $734.0 million and $557.4 million, respectively, and $288.5 million of off-budget expenditures in the Medicaid program.

On July 8, 2006, the Governor signed the GAA for fiscal 2007. The budget as signed included $25.249 billion in spending, reflecting $458.6 million in line item reductions and $118 million in reductions to transfers from the General Fund. The Legislature has subsequently overridden $427.0 million of the Governor’s line item vetoes, bringing the total value of the GAA to $25.676 billion. The Legislature also overrode all of the vetoes of transfers from the General Fund.

The GAA includes several of the Governor’s initiatives. The budget restores the distribution of the state’s lottery revenues to the cities and towns. The fiscal 2007 distribution of $920.0 million reflects an increase of $158.6 million over the fiscal 2006 level. The budget also includes the Governor’s proposed reform of, and significant increases to, the state’s Chapter 70 education aid program. The fiscal 2007 Chapter 70 distribution of $3.506 billion reflects an increase of $216.6 million over the fiscal 2006 level.

The GAA, including overrides, budgets $7.423 billion for Medicaid, $4.041 billion for education excluding school building assistance, $2.086 billion for debt service and contract assistance, and $12.126 billion for all other programs and services.

The conference budget directed the transfer of $550.0 million from the Commonwealth Stabilization Fund to the General Fund to support the appropriated spending. The Governor vetoed $576.6 million in appropriations and transfers. He also vetoed the transfer from the Stabilization Fund, as rainy day funds were not necessary at the reduced spending level. The Legislature overrode many of the line item and transfer vetoes as discussed above. As of December 12, 2006, the Stabilization Fund transfer veto has not been overridden. On October 5, 2006, the Governor vetoed provisions of a supplemental appropriations bill that would have transferred $450 million from the Stabilization Fund to the General Fund.

On November 10, 2006, the Governor, pursuant to Section 9C of Chapter 29 of the General Laws, decreased fiscal 2007 spending authorizations (called allotments) by $425.0 million. These reductions included many items previously vetoed by the Governor, as well as a broad-based decrease of one percent of most appropriations in executive branch agencies under the control of the Governor. Chapter 29, Section 9C requires that if the Secretary of Administration and Finance determines that available revenues will be insufficient to meet all of the expenditures authorized to be made from any fund, the Governor shall reduce allotments accordingly, propose to the Legislature the raising of sufficient additional revenue, or recommend an appropriation from the Stabilization Fund.

On December 1, 2006, the Governor, pursuant to Section 9C of Chapter 29 of Massachusetts General Laws, revised the original Section 9C reductions discussed above, restoring $41.4 million of the reductions, as actual tax revenue receipts for November 2006 exceeded the monthly benchmark by $84.0 million With the spending reductions and partial restoration of spending authority ordered by the Governor, the Executive Office for Administration and Finance projected that fiscal 2007 revenue will be sufficient to meet budgeted expenditures.

On July 13, 2006, the Governor proposed, and on July 14, 2006, the Governor signed into law a bill that provides a $20 million supplemental appropriation to fund a review of tunnel portions of the CA/T Project. The appropriation was made in connection with other parts of the act that granted the Governor authority over safety inspections and reopening of CA/T components that were closed subsequent to the July 2006 ceiling panel collapse in the Ted Williams connector tunnel.

On July 11, 2006, legislation became law without the Governor’s signature directing the transfer of $30.0 million to the Brownfields Redevelopment Fund. This transfer had originally been part of the Economic Stimulus bill passed in June 2006. The Governor had returned this section for amendment, proposing a lesser transfer amount of $15.0 million. This transfer in the lesser amount had previously been included in the Commonwealth financial statements for fiscal 2006.

On September 7, 2006, the Governor signed legislation that included a $7.0 million appropriation for improvements at Northampton State Hospital. On October 5, 2006, the Governor signed legislation that included $618,000 in supplemental appropriations for various programs and services. On November 27, 2006, the Governor filed $5.7 million in supplemental appropriations to fund incremental costs resulting from a number of collective bargaining agreements.

Fiscal 2007 Cash Flow

On December 4, 2006, the State Treasurer and the Secretary of Administration and Finance released a revised projected cash flow forecast for fiscal 2007. Fiscal 2006 ended with a non-segregated cash balance of $1.619 billion and a segregated bond balance of $222.2 million. The cash flow projection for fiscal 2007 is based on the GAA signed into law on July 8, 2006 and includes the value of all vetoes and subsequent overrides as well as all prior appropriations continued into fiscal 2007 from the prior fiscal year. The cash flow projection also reflects all supplemental appropriations bills either filed or enacted that would impact the Commonwealth’s cash flow in fiscal 2007. It reflects authorized transfers between budgeted funds and certain reserve funds as provided for the GAA and in subsequent legislation. The fiscal 2007 projection is based on actual spending and revenue through October 2006, and estimates for the remainder of fiscal 2007. The fiscal 2007 projection is based on the Executive Office for Administration and Finance’s fiscal 2007 tax estimate of $19.132 billion. The gross tax figure includes $1.335 billion dedicated to the Commonwealth’s fiscal 2007 pension obligation, $733.0 million in sales tax revenues dedicated to the MBTA and $557.3 million in sales tax revenues dedicated to the MSBA. This forecast also includes an inflow of $217.1 million on April 15, 2007 pursuant to the Tobacco Master Settlement Agreement (“MSA”). The tobacco revenue estimate for fiscal year 2007 has been lowered by $42.9 million based upon the expected NPM adjustment to the April 2007 payment. In fiscal 2006 the Commonwealth received $26.6 million less than the full required annual payment for fiscal 2006 and pursuing legal action to compel the required payments for fiscal 2006 and 2007. The $26.6 million anticipated in fiscal 2006 has not been projected into 2007.

Fiscal 2007 opened with a starting balance of $2.072 billion of cash and is projected to have a June 30, 2007 ending balance of $912.6 million. These figures do not include balances in the Commonwealth’s Stabilization Fund or certain other off-budget reserve funds, but do include monies sequestered to pay for projected capital projects totaling $222.2 million with respect to the starting balance and $124.3 million with respect to the ending balance. Excluding these sequestered capital funds, the Commonwealth’s operating cash balance opened the year at $1.850 billion and is projected to end the fiscal year at $868 million, a $982 million decrease. A portion of the overall decline in the operating cash balance is due to approximately $935.0 million in supplemental spending authorized in fiscal 2006, which has been carried forward into fiscal 2007. The decline also reflects a projected transfer of $360.8 million of fiscal 2006 surplus dollars to the Stabilization Fund.

The Commonwealth’s cash flow management incorporates the periodic use of commercial paper borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in short-term cash flow borrowings. The Commonwealth began fiscal 2007 with $25.1 million of commercial paper outstanding in the form of Bond Anticipation Notes (“BANs”). This commercial paper is currently outstanding. The fiscal 2007 projections reflect a tightening cash position in the second and third quarter of the fiscal year that predicts a short-term borrowing of $600 million in December that was expected to be retired in January and a short term borrowing of $600 million in March that was expected to be retired in April. These short-term borrowings are expected to be used to make local aid payments.

In October 2006 the Commonwealth issued $300 million of commercial paper notes, which were expected to be retired in April 2007.

The cash flow projection included an estimated $1.6 billion in proceeds of long-term borrowing for capital projects in fiscal 2007. This includes $500.1 million of proceeds from general obligation bonds issued in August 2006 and $372.6 million of proceeds from general obligation bonds issued in November 2006. In addition, as of December 12, 2006, general obligation bond issuances of $370.0 million in February 2007 and $360.0 million in May 2007 were expected.

LEGAL MATTERS

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General as of April 18, 2006, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services

From time to time, actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Ricci v. Murphy (U.S. District Court C.A. No. 72-469-T). Challenges by residents of five state schools for the retarded resulted in a consent decree in the 1970’s which required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The District Court issued orders in October 1986, leading to termination of active judicial supervision. On May 25, 1993, the District Court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

On July 14, 2004, a subset of plaintiffs filed a motion to reopen the case and enforce the final order of May 25, 1993, asserting various reasons why the Department of Mental Retardation is not in compliance with the 1993 final order, mostly relating to the Commonwealth’s plan to close the Fernald Developmental Center. Another subgroup of plaintiffs (representing class members from the Dever and Wrentham Developmental Centers) continues to engage in a mediation process with the Department pursuant to a process prescribed by the final order. The Department filed a responsive pleading on August 16, 2004, asserting that all of the requirements of the final order were met. On August 28, 2004, the Disability Law Center filed a motion to intervene, asserting an interest on behalf of persons with disabilities in the closing of the facility, which was allowed. The Court has continued to call the parties in on an occasional basis to discuss ongoing issues such as plaintiffs’ access to certain records. A status conference took place on February 8, 2006. The judge ordered all transfers from Fernald halted indefinitely and appointed United States Attorney Michael Sullivan as court monitor over the closure of Fernald.

Rolland v. Romney (U.S. District Court C.A. No. 98-32208 KPN). This is a class action by mentally retarded nursing home patients seeking community placements and services. The court approved a settlement agreement entered into by the parties, which will provide certain benefits to nursing home residents with mental retardation and other developmental disabilities until 2007. The Department of Mental Retardation estimates that the agreement will cost approximately $5 million per fiscal year for seven years. The settlement is being monitored by the Court.

Lima v. Preston (Suffolk Superior Court). Plaintiffs in a class action sought to expand the scope of emergency medical services for certain immigrants for which Medicaid reimbursement may be obtained and sought changes in associated notification requirements. Plaintiffs’ motion for partial summary judgment was denied in February 2006, and the case was dismissed upon settlement by the parties in June 2006.

Health Care for All v. Romney et al. (U.S. District Court). A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth’s administration of the MassHealth dental program. Specifically, the plaintiffs assert that the Commonwealth’s administration of the dental program fails to comply with the requirements allegedly imposed by federal Medicaid law.

By memorandum of decision entered July 15, 2005, the District Court determined that, with respect to eligible children, the Commonwealth has violated sections of the Medicaid Act that require prompt provision of services, adequate notice, and treatment at reasonable intervals. The court further held that these violations resulted, in part, from insufficient reimbursement to providers of dental services. No violations were found with respect to adult enrollees. The court ordered the parties to develop a joint remedial program and judgment. A joint proposed remedial plan, to be implemented over the next several years, was submitted to the Court. Proposals contained in the proposed plan include an increase in dental reimbursement rates for Medicaid eligible children, effective July 1, 2006, and the hiring of a third party administrator for the dental program at a possible yearly cost of approximately $6.6 million and other program changes and monitoring mechanisms that would further increase MassHealth spending by an estimated amount of $10 million to $30 million over the next several years, although the cost could be higher if utilization rates change more than expected. Final judgment incorporating the agreed-on remedial plan and payment of attorneys’ fees was entered in February 2006.

Rosie D. v. Governor. The plaintiffs asserted claims under the Early and Periodic Screening, Diagnostic and Treatment provisions of the federal Medicaid law. Specifically, the plaintiffs asserted that the Commonwealth is required to but does not provide them with intensive home-based mental health services. The plaintiffs have not quantified the cost of the services they seek. Trial was held from April 25 through June 9, 2005. On January 26, 2006, the Court issued its decision finding in favor of the plaintiffs on two of three counts of the complaint and ordering the parties to meet and attempt to achieve an agreed upon plan. Oral argument on remedy was held on December 12, 2006, and the court adopted a remedial plan. Plaintiffs were instructed to submit to the court a proposed form of judgment embodying the remedial plan by March 23, 2007.

Jane Doe, by John Doe, her father and next of kin v. Ronald Preston, Secretary of the Executive Office of Health and Human Services (United States District Court). This is a civil rights action asserting that the defendants have maintained a policy that allows juveniles in the custody of the Department of Youth Services (“DYS”) to be strip-searched in violation of their constitutional rights. The plaintiff sought certification of a class of juveniles committed to the custody of DYS. Defendants were granted summary judgment on qualified immunity grounds in January 2007.

Taxes and Revenues

There are several tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of June 30, 2005, approximately $125 million in contingent liabilities exist in the aggregate in tax cases pending before the Appellate Tax Board, Appeals Court or Supreme Judicial Court. These contingent liabilities include both taxes and interest. Several cases comprise a sizeable share of these liabilities.

TJX Companies v. Commissioner of Revenue (Appellate Tax Board). The taxpayer is challenging a tax liability of approximately $21 million arising from the Commissioner’s disallowance of deductions for various royalty payments and interest taken in connection with transactions between several subsidiaries of the taxpayer. The case was tried at the Appellate Tax Board in January 2005 and remains under advisement.

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al. (Middlesex Superior Court). This matter arises under the Tobacco Master Settlement Agreement (“MSA”), entered into in 1998, that settled litigation and claims by Massachusetts and 45 other states, DC, Puerto Rico, Guam, the Virgin Islands, American Samoa, and the Northern Marianas (collectively the “States”), against the major tobacco manufacturers. Under the MSA, payments made by the Original Participating Manufacturers (“OPMs”) and subsequent Participating Manufacturers (collectively the Participating Manufacturers or “PMs”) are potentially subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturers (“NPM”) Adjustment, which can be triggered if, among other things, the OPMs suffer a specified market share loss. Because the OPMs did suffer the requisite market share loss, the OPMs are seeking to reduce, by $1.1 billion (or 18.6%), the $6.2 billion payment they made to the States for 2003. Under the MSA, a payment will not be subject to adjustment if a nationally recognized economic firm selected jointly by the States and the OPMs determines that “the disadvantages experienced” by the PMs as a result of complying with the MSA were not “a significant factor contributing to the Market Share Loss” for 2003. The “significant factor proceeding” referred to above began in June 2005 and is being handled on behalf of the States by the law firm of Edwards Angell Palmer & Dodge LLP. A preliminary determination recently issued finding that the MSA was a significant factor contributing to the Market Share Loss.

On March 27, 2006, a final determination was issued by the economic consultants holding that the MSA was a significant factor contributing to the Market Share Loss. Based on that determination, certain PMs withheld approximately $806 million from the April 2006 MSA payment to the States, which would reduce the initial 2006 MSA payout to Massachusetts by approximately $32.5 million. On April 18, 2006 the Commonwealth filed an emergency motion for entry of an enforcement order and a declaratory order under the MSA that would require that the April 2006 payment be made in full. On April 17 and 19, 2006, the Commonwealth received two payments totaling $233.4 million under the MSA. This amount is $26.6 million less than had previously been projected.

Even though a “significant factor” determination factor has been made, a particular State’s allocated payment under the MSA is not subject to a Non-Participating Manufacturer adjustment if the State continuously had a “qualifying statute,” as defined in the MSA, “in full force and effect during the entire calendar year immediately preceding the year in which the payment in question is due, and diligently enforced the provisions of such statute during such entire calendar year.” Massachusetts had such a “qualifying statute” in effect for the relevant period. Nonetheless, the PMs may continue to withhold the portion of Massachusetts’ allocated April 2006 payments as estimated above. If the Commonwealth is found to have diligently enforced its qualifying statute, the PMs will not have sustained their burden and the withheld amounts will have to be released to the Commonwealth. If the PMs ultimately obtain a determination of “lack of diligent enforcement” that is not overturned on appeal, the April 2006 MSA payment to Massachusetts would be reduced by the amount withheld or by potentially some greater amount yet to be determined, depending on the outcome of proceedings in other states. On April 18, 2006 the Commonwealth filed an emergency motion for entry of an enforcement order and a declaratory order under the MSA that would require that the April 2006 payment due to be made in full. The Superior Court denied that motion and allowed the defendants’ motion to compel arbitration. The Commonwealth filed a notice of appeal. The case was docketed in the Appeals Court in December 2006 (#SJC-09889), and the court heard oral argument March 8, 2007.

Grand River Enterprises Six Nations, Ltd. v. William Pryor et al. (S.D.N.Y. No. 02-05068). United States District Court, New York. This case challenges certain state statutes enacted following the execution of the Tobacco Master Settlement Agreement (“MSA”). The plaintiffs are a group of companies that manufacture, import or distribute cigarettes manufactured by tobacco companies that are not parties to the MSA, otherwise called Non-Participating Manufacturers (“NPMs”). The plaintiffs challenge so-called “escrow” or “qualifying” statutes enacted by various states, including Massachusetts, which require, among other things, each NPM to establish and fund an escrow or reserve account in an amount determined by the manufacturer’s sales volume in the state. The plaintiffs sued 31 attorneys general, including the Massachusetts Attorney General, alleging that the defendants have commenced or threatened enforcement actions against them for failure to establish or adequately fund their escrow accounts. The plaintiffs contend that these enforcement actions and the related statutes are unconstitutional, violate the Sherman Anti-Trust Act, and are pre-empted by the Federal Cigarette Labeling Act. The U.S. District Court dismissed the complaint against the Massachusetts Attorney General and the other non-New York defendants in September 2003, finding that it lacked personal jurisdiction over these parties and dismissed all causes of action except the anti-trust claim against the Attorney General of New York.

The plaintiffs appealed, and, on September 28, 2005, the Court of Appeals for the Second Circuit held that the District Court has personal jurisdiction over the non-New York defendants and that the plaintiffs’ complaint sufficiently alleged a claim of violation of the domestic Commerce Clause of the United States Constitution. (The opinion also appears to permit the anti-trust claims to proceed against all defendants.) The defendant states, including Massachusetts, sought rehearing in the Second Circuit (03-9179), which was denied. The affected states, including Massachusetts, thereafter filed a petition for certiorari to the United States Supreme Court (05A878), which had not been acted on as of February 2007. If the plaintiffs ultimately obtain a judgment declaring the states’ escrow statutes invalid, that result could make it more likely that the so-called NPM Adjustment referred to in the preceding paragraph might apply to reduce future payments to Massachusetts and other states under the MSA in amounts that could be significant but cannot be estimated at this time. As of March 2007, the plaintiffs had also commenced preliminary injunction proceedings to enjoin the states’ enforcement of their escrow statutes.

Environment

The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. United States v. Metropolitan District Commission. See also Conservation Law Foundation v. Metropolitan District Commission. The Massachusetts Water Resources Authority (“MWRA”), successor in liability to the Metropolitan District Commission (“MDC”), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court’s order, not including CSO costs, will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001. With CSO costs, the MWRA anticipates spending approximately $633 million after that date. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

Wellesley College is seeking contribution from the Commonwealth for costs related to the clean up of environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On

September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban, which is expected to cost approximately $40 million. The Judgment has since been amended by agreement of the parties and approval by the court. Pursuant to the terms of the partial settlement and Judgment, the Commonwealth has reimbursed the College about $1,068,000 (about 2.5%) from an escrow account, after the Department of Environmental Protection determined that the clean up in the shoreline of Lake Waban was properly performed. No further reimbursement is due to the College under the Judgment. The clean up of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current settlement, because the Department of Environmental Protection has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs for this part of the site, which could involve tens of millions of dollars.

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth, through the Executive Office of Environmental Affairs, the Department of Environmental Protection and the Attorney General’s Office, is engaged in preliminary discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of Interior and the National Oceanic and Atmospheric Administration regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. The Commonwealth’s Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in federal regulations and is expected to take many months to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars. Currently the Commonwealth is in settlement negotiations with one of the private contractors regarding contamination at a portion of the MMR site.

Conservation Law Foundation v. Romney. An environmental group has brought a Clean Air Act citizens’ suit in United States District Court seeking to compel the Commonwealth to improve the state’s mass transit system in connection with the approaching completion of the CA/T Project. Two specific mass transit projects that the plaintiff advocated for but that the Commonwealth was not itself currently planning to build are the restoration of the Arborway branch of the Massachusetts Bay Transportation Authority’s Green Line in the Jamaica Plain section of Boston and the construction of a subway line in downtown Boston connecting the Charles/MGH station on the MBTA’s Red Line with the Bowdoin station on the MBTA’s Blue Line.

The Commonwealth recently reached a settlement agreement with the Conservation Law Foundation. The settlement agreement states that the Commonwealth will: extend the MBTA’s Green Line beyond Lechmere Station in Cambridge to Medford Hillside in Medford and to Union Square in Somerville; add four stops to the existing Fairmount commuter rail line; prepare a final design of the Red Line-Blue Line connector that would link the Blue Line at Government Center with the Red Line’s Charles Street/MGH station; seek improvements to existing public transit service in the Arborway corridor in Jamaica Plain; complete the Greenbush commuter rail line by December 31, 2007; finish the ongoing modernization and platform lengthening of the Blue Line; and build 1,000 new parking spaces for public transit commuters. The agreement includes deadlines and provides a mechanism for the orderly substitution of projects if the described projects cannot be completed. The four main components of the agreement—the Green Line to Medford and Somerville, improvements to Fairmont, 1,000 new parking spaces, and the design of the Red/Blue connection are preliminarily estimated to cost $743.5 million.

Other Matters

Shwachman v. Commonwealth. (Worcester Superior Court WOCV2004-00952). The Commonwealth, through its Division of Capital Asset Management, took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Suit was filed in Worcester Superior Court in May 2004 seeking additional compensation for the taking of land for the new Worcester County Courthouse. The plaintiff may seek an additional $30 million in such an action. Discovery is ongoing, with a final pre-trial conference to be held by April 15, 2007.

Perini Corp., Kiewit Construction. Corp., Jay Cashman, Inc., d/b/a Perini—Kiewit—Cashman Joint Venture v. Commonwealth. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $150 million. These claims are at various stages of resolution, including the Supreme Judicial Court, Appeals Court, Superior Court, and the Central Artery Tunnel Project Dispute Review Board panels.

American Council of Engineering Cos. v. Mass Turnpike, Mass Highway Department and the Commonwealth (Suffolk Superior Court). The plaintiff, a trade association of consulting engineers, asserts that, due to the financial difficulties of two insurers who are part of the Central Artery/Tunnel Project’s Owner-Controlled Insurance Program (“OCIP”), the CA/T Project is contractually required to replace two insurance policies totaling $25 million. The Commonwealth’s motion to dismiss has been denied and the case is at the discovery stage.

Central Artery/Tunnel Cost Recovery Program Litigation. In 2004, the Commonwealth and the Massachusetts Turnpike Authority filed ten civil actions in Suffolk Superior Court against section design consultants of the CA/T Project, claiming that the designers’ errors and omissions caused the CA/T Project to expend additional costs during construction. The actions were filed as part of the CA/T Project’s Cost Recovery Program to recoup extra costs directly attributable to the designers’ errors and omissions in design. The Commonwealth and the Turnpike Authority also filed a complaint in 2004 in Suffolk Superior Court against the Project’s management consultant, Bechtel/Parsons Brinckerhoff, a joint venture. The main claim in this case, which was stayed until December 31, 2005, is B/PB’s failure to disclose the true cost of the CA/T Project. The cost recovery efforts were transferred to the Attorney General’s office effective February 1, 2005.

Nathaniel Lavallee et al. v. Justices of Hampden Superior Court et al., Michael Carabello et al. v. Justices of Hampden Superior Court et al., and Rosemary Cooper v. Region V Administrative Justice et al. (Supreme Judicial Court for Suffolk County). In these companion cases, the Supreme Judicial Court (“SJC”) decided in July 2004 that the constitutional rights of indigent criminal defendants in Hampden County had been violated. The Committee for Public Counsel Services (“CPCS”) could not appoint attorneys for them because statutory rates of State-paid compensation were so low that many Hampden County bar advocates had become unwilling to accept appointments. The court ruled that indigent criminal defendants must be released from custody if they have been incarcerated pending trial for more than seven days without counsel, and that charges must be dismissed without prejudice after 45 days without counsel. The court declined, at that time, to order an increase in rates of bar advocate compensation.

The cases were remanded to the SJC Single Justice, who then created a mechanism for the appointment of counsel by Hampden County courts, parallel to the CPCS structure. Since then, attorneys have been appointed within permissible time limits in every case to date. One lawyer, Rosemary Cooper, seeks compensation at a rate that may be in excess of the statutory maximums. That case is on appeal to the Supreme Judicial Court. With the exception of that aspect of the Lavallee cases, the litigation is not currently active, but could be resumed if the shortage of available attorneys recurs.

Arianna S. et al. v. Commonwealth (Supreme Judicial Court for Suffolk County). This is a class action on behalf of all indigent persons who are constitutionally entitled to State-compensated counsel in civil and criminal proceedings. The petitioners claim to have been deprived of the effective assistance of counsel because of the low rates paid to bar advocates, and to represent a statewide class consisting of all indigent persons similarly situated. The relief sought includes a court-ordered increase in bar advocate compensation. No reliable estimate has been made of the amount of expenditures sought, but it is foreseeable that an increase in spending could total as much as $80-90 million per year. The Commonwealth has moved to dismiss the case, and proceedings have been stayed. Recently, the plaintiffs moved to dismiss the stay, but a Single Justice of the Supreme Judicial Court denied that motion. A bill containing significant changes affecting the provision of legal services to indigents was just signed into law. The effect of that legislation on these cases, if any, is unclear.

City of Springfield v. Board of Education et al. (Hampden Superior Court). The City of Springfield, the members of its School Committee and the Superintendent of Schools seek declaratory and injunctive relief to resolve a controversy with respect to the responsibility for paying the cost of implementing orders for racial imbalance in its public school system. Section 1I of M.G.L. c. 15 provides, in pertinent part, that the Commonwealth shall, subject to appropriation and approval of the Board of Education, pay to a city one hundred percent of the cost of transportation of certain pupils. Springfield claims that sufficient funds have not been paid over to the City dating back more than 20 years. While a specific dollar amount is not demanded in the complaint, plaintiffs have made statements in the press that the city is owed $400 million.

Goldberg v. Commonwealth (Suffolk Superior Court). This case involves billboards at the East Boston entrance to Logan Airport. One billboard was removed as part of parkland mitigation for the CA/T Project. The plaintiff claims to be subject to a regulation that prohibits billboards within 300 feet of a park. Thus, the plaintiff expects to lose the rest of his billboards and values the loss of these property rights at approximately $20 million.

Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management (Suffolk Superior Court). The general contractor for the historic renovation project for the Suffolk County Courthouse sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors).

Edward J. Sullivan, as Clerk-Magistrate of the Middlesex Superior Court et al. v. Robert J. Mulligan, as Chief Justice of Administration and Management & others (Middlesex Superior Court, Supreme Judicial Court for Suffolk County). On April 7, 2006, plaintiffs who work in the Edward J. Sullivan Courthouse in Cambridge sought a temporary restraining order to stop scheduled elevator-repair work due to concerns about asbestos. The requested order was denied by both the Middlesex Superior Court and the Supreme Judicial Court for Suffolk County, which reserved and reported the Chief Justice’s motion to dismiss to the full court. The case was argued in the Supreme Judicial Court in September 2006 and on December 15, 2006 the Court dismissed all claims except those seeking declaratory relief and estoppel. The case was remanded for further proceedings.

Commonwealth, et al. v. Bechtel Corp., et al., Suffolk Superior Court. This is a civil action by the Commonwealth, the Massachusetts Highway Department and the Massachusetts Turnpike Authority against 16 defendants. The defendants were involved in various aspects of the design and construction and construction management of a section of the I-90 Connector Tunnel, which was built as part of the CA/T Project. The case seeks to recover damages resulting from the collapse of a portion of the ceiling in the I-90 Connector Tunnel. The amount of damages sought is likely to be significant but has not yet been determined.

* * * * *

RATING AGENCIES’ ACTIONS

As of March 2007, Standard & Poor’s, Moody’s and Fitch assigned bond ratings of AA, Aa2 and AA, respectively, to the Commonwealth’s general obligation bonds. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the Commonwealth’s municipal obligations.

ADDITIONAL CONSIDERATIONS

Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts state personal income taxes. Accordingly, the funds’ investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING

PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Puerto Rico municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based primarily on information from official statements relating to offerings of Puerto Rico issuers and other reports publicly issued by the Commonwealth or certain of its agencies. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any Puerto Rico issuer.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,808,610 in 2000. Puerto Rico’s political status is that of a commonwealth. The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth government exercises virtually the same control over its internal affairs as is exercised by the state governments of each of the fifty states over their respective internal affairs, with similar separation of powers among the executive, legislative and judicial branches. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue or guarantee. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget and Government Development Bank for Puerto Rico (“Government Development Bank”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. The Office of Management and Budget prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

ECONOMY

General

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than the price of oil) are determined by the policies and results of the economy of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. In the fiscal year 2005 (which ended on June 30, 2005), the Commonwealth’s gross product (preliminarily, in current dollars) was $53.4 billion, and personal income per capital (preliminarily, in current dollars) was $12,502. During fiscal year 2005 (from July 1, 2004 to June 30, 2005) approximately 83% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 50% of Puerto Rico’s imports. Consequently, the recession in the United States in 2001, and the subsequent recovery, was also reflected in the Puerto Rico economy, although to a lesser degree.

Forecast for Fiscal Year 2007

The real gross national product forecast of the Puerto Rico Planning Board (the “Planning Board”) for fiscal year 2007, which was revised in January 2006, projected an increase of 2.5%, or 5.9% in current dollars. Personal income was also expected to grow by 2.4%, or 5.8% in current dollars. Since that release, however, several key economic figures have begun to indicate a slowdown in the economy and, accordingly, in July 2006, the Planning Board lowered its fiscal year 2007 real gross national product growth forecast to 0.6%, or 4.9% in current dollars. Factors affecting the economy include the effect of increases in the price of oil and the adverse economic impact of the Commonwealth’s fiscal crisis.

Forecast for Fiscal Year 2006

The Planning Board’s real gross national product forecast for fiscal year 2006, which was revised in January 2006, projected an increase of 2.2%, or 5.8% in current terms. This real gross national product forecast, however, was lowered prior to July 2006 to 1.2%, or 6.6% in current dollars, due to the effects of several key variables. Among the variables contributing to the Planning Board’s downward revision in the forecast are the persistent high levels of oil prices, the upward trend in short-term interest rates, the depreciation of the dollar (which affects the value of imports from foreign countries, accounting for approximately 50% of total imports to Puerto Rico), and the deceleration of public investment due to the Commonwealth’s budget deficits (which served, together with other factors, to reduce activity in construction and other sectors). The persistent high level of the price of oil and its derivatives (such as gasoline) has served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth’s dependence on oil for power generation and gasoline, the high level of oil prices will account for an increased outflow of approximately $1 billion in fiscal year 2006. The upward trend in short-term interest rates has also directly affected construction activity, which has been a major contributor to economic growth in recent years, and accentuated the fiscal difficulties of the Commonwealth’s government with respect to the fiscal year 2006 budget deficit.

According to the Department of Labor and Human Resources Household Employment Survey (the “Household Survey”), total employment for fiscal year 2006 averaged 1,253,000, an increase of 1.3% when compared to 1,238,000 for fiscal year 2005. The driving force of total employment is self-employment. The unemployment rate for fiscal year 2006 was 11.7%, an increase from 10.6% for fiscal year 2005. The average annual unemployment rate for fiscal year 2006 increased due to the partial government shutdown in May 2006. This partial government shutdown, which coincided with the dates during which the Household Survey data are collected, caused the unemployment rate for May 2006 to increase to approximately 20%.

Fiscal Year 2005

The Planning Board’s preliminary reports of the performance of the Puerto Rico economy during fiscal year 2005 indicate that the economy registered an increase of 2.0% in real gross national product. Nominal gross national product was $53.4 billion in fiscal year 2005 ($44.9 billion in 2000 prices), compared to $50.4 billion in fiscal year 2004 ($44.0 billion in 2000 prices). This represents an increase in nominal gross national product of 5.9%. Aggregate personal income increased from $45.9 billion in fiscal year 2004 ($43.0 billion in 2000 prices), to $48.8 billion in fiscal year 2005 ($44.1 billion in 2000 prices), and personal income per capita increased from $11,819 in fiscal year 2004 ($11,072 in 2000 prices), to $12,502 in fiscal year 2005 ($11,304 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2005 averaged 1,237,600, an increase of 2.7% compared to 1,205,600 for fiscal year 2004. The unemployment rate for fiscal year 2005 was 10.6%, a decrease from 11.4% for fiscal year 2004.

Economic Development Program for the Private Sector

The Commonwealth’s economic development program for the private sector is now focused on initiatives aimed at producing a more diversified and sustainable economic development. The three principal elements of these initiatives are the following: (i) the promotion of foreign investment focused on life sciences and communications and information technology; (ii) the promotion of local entrepreneurial investment that builds upon the Commonwealth’s competitive advantages in, among other areas, life sciences, tourism, commerce, and services; and (iii) investment in infrastructure and human capital to complement the promotion of foreign and local investment and focus on the current and future needs for human capital.

Puerto Rico Tax Incentives

One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the United States with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes.

In this regard, the Commonwealth enacted legislation extending certain benefits of its most recent tax incentive law, Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct as a current expense investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in the Commonwealth (in excess of a base amount) or 35% of the purchase price of a locally manufactured recycled product.

Reduction of the Costs of Doing Business

The Commonwealth believes that, to make Puerto Rico more competitive and foster investment, it needs to reduce the cost of doing business in Puerto Rico. In order to accomplish this, the Commonwealth proposes to (i) promote the creation of more cogeneration power plants to diversify energy fuel sources and reduce oil imports for electric power generation; (ii) streamline the permitting process to accelerate and reduce the cost of investment in Puerto Rico; and (iii) create a multi-agency task force to expedite critical projects in the life sciences sector. The Commonwealth has also implemented additional initiatives to restructure certain government agencies in order to improve the services offered by these agencies and provide such services in a more efficient manner.

Federal Tax Incentives

In connection with the phase-out of Sections 30A and 936 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), the United States Senate requested the Joint Commission on Taxation (“JCT”) and the United States Government Accountability Office (“GAO”) to study the economic impact of such phase-out and present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In anticipation of the final phase-out of Sections 30A and 936 of the U.S. Code, most U.S.-based companies operating under Sections 30A and 936 of the U.S. Code have converted from United States corporations to Controlled Foreign Corporations (“CFCs”), thus lessening the impact of the phase-out of those sections. As of July 2006, the United States Congress is considering legislation that would extend to production activities that take place in Puerto Rico the benefit of section 199 of the U.S. Code, which provides a three-point reduction in the federal income tax rate, phased-in over five years (from 35% to 31.85% after 2009). The Commonwealth is also seeking the extension of additional sections of the U.S. Code that provide a dividends received deduction for a percentage of profits generated in Puerto Rico by CFCs, as well as deductions that would encourage investments in research and development activities.

Employment and Unemployment

The number of persons employed in Puerto Rico during fiscal year 2005 averaged 1,237,600, a 2.7% increase from 1,205,600 in fiscal year 2004. Unemployment, although at relatively low historical levels, remains above the United States average. The average unemployment rate decreased from 11.4% in fiscal year 2004 to 10.6% in fiscal year 2005. The number of self-employed individuals represents around 17% of civilian employment in Puerto Rico, more than double the level in the United States.

Economic Performance by Sector

From fiscal year 2001 to fiscal year 2005, the manufacturing and services sectors generated the largest portion of gross domestic product. The three sectors of the economy that provide the most employment are manufacturing, services and government.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. The Planning Board estimates that in fiscal year 2005 manufacturing generated $33.1 billion or 40.4% of gross domestic product. During fiscal year 2006, payroll employment for the manufacturing sector was 112,074, a decrease of 4.9% compared with fiscal year 2005, with most of the job losses occurring in labor-intensive industries. Most of the island’s manufacturing output is shipped to the United States mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The United States minimum wage laws are applicable in Puerto Rico. As of December 2005, the average hourly manufacturing wage rate in Puerto Rico was 66.8% of the average mainland United States rate.

Total employment in the manufacturing sector decreased by 12,726 from fiscal year 2002 to fiscal year 2006. This reduction in manufacturing employment was coupled with a significant increase in manufacturing productivity and investment as shown by the expansion in real manufacturing output and in the growth of exports. Most of the decrease in employment has been concentrated in labor intensive industries, particularly apparel, textiles, tuna canning, and leather products.

Services

Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal years 2001 and 2005, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 4.9%, while payroll employment in this sector increased at an average annual rate of 1.1%. It should also be noted that in the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey.

Most of the self- employment is concentrated in the service and construction sectors. For example, in fiscal year 2003 the number of self-employed individuals was 180,464, out of which 46.0% were in the service sector and 10.5% were in the construction sector. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction and agriculture. The services sector in Puerto Rico has a diversified base.

The services sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2005, services generated $32.3 billion of gross domestic product, or 39.4% of the total. Services employment grew from 516,135 in fiscal year 2001 to 547,057 in fiscal year 2005 (representing 52.5% of total non-farm payroll employment). This represents a cumulative increase of 6.0% during such period. Wholesale and retail trade, finance, insurance and real estate experienced significant growth in fiscal years 2001 to 2005, as measured by gross domestic product. From fiscal year 2001 to 2005, gross domestic product increased in wholesale and retail trade from $8.3 billion to $10.4 billion, and in finance, insurance, and real estate from $11.3 billion to $13.6 billion. There are sixteen commercial banks and trust companies operating in Puerto Rico as of July 2006. Total assets of these institutions as of December 31, 2005 were $109.1 billion. As of December 31, 2005, there were approximately thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions with total assets of $74.1 billion.

Hotels and Related Services—Tourism

During fiscal year 2005, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,842,400, an increase of 3.1% over the number of persons registered during the same period in fiscal year 2004. The number of non-resident tourists registered in tourist hotels during fiscal year 2005 increased 2.8% compared to fiscal year 2004 due to new hotel rooms opened in 2005. Hotel rooms available during fiscal year 2005 increased 5.3% compared to fiscal year 2004. The average number of rooms rented in tourist hotels increased 3.1% during fiscal year 2005 compared to fiscal year 2004. The average occupancy rate in tourist hotels during fiscal year 2005 was 70.8% compared to 72.4% for fiscal year 2004. The decrease in the occupancy rate in tourist hotels during fiscal year 2005 was due to the addition of new hotel rooms.

During the first six months of fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 903,700, an increase of 1.1% over the number of persons registered during the same period in fiscal year 2005. The average occupancy rate in tourist hotels during the first six months of fiscal year 2006 was 66.6%, compared to 68.1% during the same period in fiscal year 2005. The average number of rooms rented in tourist hotels increased 2.1% during the first six months of fiscal year 2006 compared with the same period during fiscal year 2005. The average number of rooms available in tourist hotels increased 4.3% during the first six months of fiscal year 2006 compared to the same period in fiscal year 2005.

Government

The government sector of Puerto Rico plays an important role in the economy. The fiscal year 2005, the government accounted for $8.3 billion of Puerto Rico’s gross domestic product, or 10.2% of the total. The government is also a significant employer, providing jobs for 309,594 workers, or 29.7% of total non-farm payroll employment in fiscal year 2005.

On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. During fiscal year 2006, the Commonwealth and its instrumentalities began to negotiate the economic and non-economic terms of at least forty collective bargaining agreements. The results of these negotiations could have a material impact on the General Fund.

On May 1, 2006, certain non-essential services offered by government agencies and departments, including public schools, were suspended in connection with the Commonwealth’s attempt to address its budget deficit for fiscal year 2006. Approximately 95,000 public employees were granted a two-week leave of absence.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

As of July 2006, Luis Muñoz Marín International Airport is served by 25 United States and international airlines. At present, there is daily direct service between San Juan and Atlanta, Boston, Chicago, Dallas, Miami, New York, Philadelphia, and numerous other destinations within the United States. There is also regularly scheduled service between Aguadilla and Ponce and New York and between Puerto Rico and other Caribbean islands and certain Latin American and European cities. A major United States airline uses San Juan as a hub for its intra-Caribbean airline service. Several smaller airports serve intra-island traffic.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2004, totaled approximately 4,608 miles. The highway system comprises 379 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,041 miles of tertiary highways and roads serving local, intra-regional traffic.

The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well.

The Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas, a deep draft port on the south coast of Puerto Rico. The first phase of the Port of the Americas was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5 and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. During calendar year 2005, the PAA began the second phase of the Port which is expected to be completed by the end of calendar year 2007. Completion of this second phase will provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (“TEU”). This second phase includes (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet; (ii) reconstructing the container terminals; (iii) commencing certain required environmental risk mitigation procedures; and (iv) preparing final construction schematics. With respect to these tasks, dredging is 60% complete, the final design contract has been awarded, acquisition of environmental risk mitigation land is underway, and the contract for reconstruction of the container terminal was awarded on April 20, 2006. The Port is expected to be capable of providing capacity for up to 700,000 TEUs when the third phase is completed.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity. During the period from fiscal year 2001 through fiscal year 2005, however, real construction investment decreased 0.9%. This decline is relatively small when compared to the high levels of construction activity recorded in prior fiscal years. The total value of construction permits increased 21.2% during the same five fiscal year period.

Total construction investment for fiscal year 2005 decreased (in real terms) by 0.6% due principally to the reduction in construction related public projects. For fiscal years 2006 and 2007, the Planning Board forecasts construction investment increases (in real terms) of 0.5% and 1.3% for each year. Public investment will be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects. Public investment in construction, however, could be negatively affected by the Commonwealth’s fiscal difficulties.

During the first ten months of fiscal year 2006, the number of construction permits and the total value of construction permits decreased 0.9% and 5.5%, respectively, compared to the same period in fiscal year 2005. The total sales of cement, including imports, decreased 0.5% during the first eleven months of fiscal year 2006 compared to the same period in fiscal year 2005.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2005, gross income from agriculture was $803.1 million, a decrease of 0.6% compared with fiscal year 2004. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, and other products. During fiscal year 2005, fruits, starchy vegetables, and ornamental plants contributed a higher percentage of the sector’s income than in the previous fiscal year.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the five decades from 1950 to 2000, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school level. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher wage, higher technology industries became more prominent in Puerto Rico. More recently, employment in the services sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing proportion of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2004-2005 was approximately 67,053 students. The Commonwealth is legally bound to appropriate annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions have a current enrollment of approximately 138,700 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until recently, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, which are designed to promote investment in Puerto Rico, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act.

The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. Companies qualifying thereunder can benefit from income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, the 1998 Tax Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 60% and 80% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development and capital investment in Puerto Rico.

Tourism Incentives Program

For many years, Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993 (the “Tourism Incentives Act”), provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

Incentives under the U.S. Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 of the U.S. Code made in 1996 (the “1996 Amendments”), the tax credit was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995. The 1996 Amendments also eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

Controlled Foreign Corporations

Because of the modification and phase out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics companies manufacturing in Puerto Rico.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter “internal revenues”) in the two fiscal years preceding the then current fiscal year. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded. Internal revenues consist principally of income taxes, property taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service.

All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody’s and S&P, none of which is eligible to be used for a legal defeasance under Puerto Rico law (“non-eligible investments”)). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $691,675,575 in the fiscal year ending June 30, 2020 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B, which are also variable rate bonds, bear interest at 12% per annum). This amount ($691,675,575) is equal to 8.53% of $8,113,386,000, which is the average of the adjusted internal revenues for the fiscal year ended June 30, 2005 and the estimate for such revenues for the fiscal year ended June 30, 2006. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 8.18% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $663,825,275 in the fiscal year ending June 30, 2020. Debt service for the PRASA guaranteed bonds of $30,120,768 was paid by PRASA during fiscal year 2006 (including, for this purpose, debt service payments due and paid on July 1, 2006) and, thus, is no longer included in the calculation of the 15% debt limitation. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund and such debt service would be included in the calculation of the 15% debt limitation.

The Commonwealth’s policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to resolutions adopted by the respective municipal assemblies. Debt of public corporations is issued pursuant to resolutions adopted by the governing bodies of the public corporations in accordance with their enabling statutes. The Government Development Bank for Puerto Rico (“GDB”), as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Ratings of Commonwealth General Obligation Bonds

In May 2005, Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), each announced downgrades to the Commonwealth’s general obligation debt rating. Moody’s and S&P lowered their respective ratings on the Commonwealth’s general obligation debt from “Baal” to “Baa2” and from “A-” to “BBB.” Among the reasons given by the rating agencies for the reduction in the ratings were the concern for the Commonwealth’s financial performance, particularly the structural imbalance in its budget, the low funding ratio of the Employees Retirement System of the Commonwealth and its instrumentalities (the “Employees Retirement System”), the uncertainty surrounding the approval of a budget for fiscal year 2006 and the availability of additional recurring revenue sources.

On March 22, 2006, S&P placed the Commonwealth’s rating on CreditWatch with negative implications as a result of the Commonwealth’s anticipated budget deficit for fiscal year 2006, slow progress on tax and fiscal reform and the apparent political impasse regarding these measures.

On July 20, 2006, S&P confirmed its “BBB” and “BBB-” rating on the Commonwealth’s general obligation debt and appropriation debt, respectively, and removed the rating from CreditWatch with negative implications, where it had been placed on March 22, 2006. S&P removed the Commonwealth from CreditWatch as a result of the recent approval of a 7% sales tax, the adoption of a $9.48 8 billion budget for fiscal year 2007, and the development during fiscal year 2007 of a government-restructuring plan to realign government agencies and curb operating expenditure growth. S&P, however, maintained its negative outlook based on the Commonwealth’s history of lax expenditure and budget controls, which may offset the revenue flexibility provided by the recently adopted tax reform.

On February 24, 2006, Moody’s placed the Commonwealth’s general obligation rating of “Baa2” on its Watchlist for review and possible downgrade. Moody’s also placed on its Watchlist all other bonds issued by various Commonwealth instrumentalities whose credit is directly or indirectly linked to that of the Commonwealth. On May 2, 2006, Moody’s issued a report in response to the partial shutdown of the Commonwealth’s government. In the report, Moody’s stated that a prolonged political stalemate with respect to the resolution of the Commonwealth’s budget deficit for fiscal year 2006 will have negative ratings implications.

On May 8, 2006, Moody’s downgraded the Commonwealth’s general obligation and appropriation bond ratings from “Baa2” to “Baa3” and from “Baa3” to “Bal,” respectively, and kept the ratings on Watchlist for possible further downgrades. Moody’s action reflected the Commonwealth’s strained financial condition, ongoing political conflict and lack of agreement regarding the measures necessary to end the government’s multi-year trend of financial deterioration.

On July 21, 2006, Moody’s confirmed its “Baa3” and “Bal” rating on the Commonwealth’s general obligation debt and appropriation debt, respectively, and removed the ratings from Watchlist with negative implications, where it had been placed on February 24, 2006. The confirmation of the Commonwealth’s debt rating reflected recent passage of tax and fiscal reform legislation. However, Moody’s outlook remained negative due to potential for continued fiscal strain and political conflict as the tax and fiscal reform, including the new sales tax, are implemented.

As of July 2006, the Commonwealth had been assigned a negative ratings outlook by each of the rating agencies.

Commonwealth Guaranteed Debt

As of March 31, 2006, $2.88 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $219.5 million in fiscal year ending June 30, 2011, with their final maturity being July 1, 2036. No payments under the Commonwealth guaranty have been required to date for bonds of the Public Buildings Authority.

As of March 31, 2006, $267 million of Commonwealth guaranteed obligations of GDB were outstanding. No payments under the Commonwealth guaranty have been required for any obligations of GDB to date.

As of March 31, 2006, GDB held approximately $22.5 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The Authority is authorized to issue bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds will be used to continue the development of the Port. As of July 2006, GDB is authorized to purchase up to an aggregate principal amount of $250 million of the Authority’s bonds.

As of March 31, 2006, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $674.6 million. This amount consisted of $292 million in revenue bonds sold to the public, $212.7 million in bonds issued to the United States Department of Agriculture, Rural Development, and $169.9 of loans by the State Revolving Funds for the benefit of PRASA. On January 2, 1997, the Commonwealth began to make debt service payments under the Commonwealth guaranty and continuously made payments through fiscal year 2005. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making debt service payments required on these revenue bonds. PRASA has resumed payment of this debt from the net revenues it expects to receive as part of its newly revised tariff structure. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund.

REVENUES AND EXPENSES

Revenues

Fiscal Year 2007 Projected Revenues.

The Secretary of the Treasury’s revenue projection for fiscal year 2007 is $9.163 billion, an increase of $618 million, or 7.2%, from estimated net revenues for fiscal year 2006 of $8.545 billion (excluding $100 million of proceeds generated by the issuance of the Commonwealth’s Public Improvement Refunding Bonds, Series 2006 A, which were privately placed). The Secretary of the Treasury’s revenue projection for fiscal year 2007 consists of $8.899 billion of recurring revenues, a 4.1% increase over fiscal year 2006, and $264 million to be generated by certain non-recurring tax measures. The revenue projections for fiscal year 2007 have been adjusted to take into account (i) the Planning Board’s downward revision of its forecast for real growth in gross national product from 2.5% to 0.6%, (ii) the substitution of the Sales Tax (as defined below) for the 5% general excise tax (4.7% of which Sales Tax is allocated to the General Fund), and (iii) certain income tax rate reductions included in the tax reform legislation discussed below. The net revenues projected for fiscal year 2007 include approximately $5.997 billion of total income taxes (which takes into account the effect of the income tax rate reduction provided for in the tax reform), revenues of $1.33 6 billion from excise taxes (which takes into account a projected $368 million reduction in revenues due to the partial elimination of the 5% general excise tax on November 15, 2006 and a projected $166 million reduction in revenues due to the income tax reductions provided by the tax reform legislation), and revenues of $643 million from the implementation of the Sales Tax. The projected revenues from the Sales Tax consist of the 4.7% allocable to the General Fund for the period from November 15, 2006 through June 30, 2007 and the additional 1% that the Legislative Assembly authorized the Governor to impose, as discussed above, beginning on February 1, 2007. Although the projections include the additional 1% Sales Tax for a five month period in fiscal year 2007, the government will examine alternatives (including cost cutting measures) that would avoid the imposition of such additional Sales Tax. Only in the event of extraordinary circumstances, and once all other alternatives are exhausted, would that option be exercised.

The Commonwealth’s budgeted expenditures for fiscal year 2007 of $9.488 billion exceed projected revenues of $9.163 billion by approximately $325 million. In addition, the Commonwealth must also cover a $243 million cash shortfall relating to fiscal year 2006 and a $52 million cash shortfall relating to fiscal year 2007 consisting of (i) certain payments excluded from the fiscal year 2007 budget and (ii) temporary differences in cash flow during fiscal year 2007. The Commonwealth expects to cover this combined budget deficit and cash shortfall of $620 million through the implementation of additional expenditure reducing measures, a possible increase in tax revenues resulting from the reduction of the uncertainty surrounding the government’s fiscal crisis, and cash management mechanisms. The possible increase in tax revenues may be tempered by the adverse economic impact resulting from the increases in the price of oil and the implementation of the Sales Tax.

Fiscal Year 2006 Preliminary Revenues

As of July 2006, the General Fund preliminary total revenues for fiscal year 2006 were $8.545 billion (excluding $100 million of proceeds generated by the issuance of the Commonwealth’s Public Improvement Refunding Bonds, Series 2006 A), which is $350 million less than the amount originally budgeted. The reduction is attributable to the current economic slowdown, caused primarily by the current price of oil and its derivatives being at a historically high level, the government’s fiscal crisis, which resulted in a two-week shutdown of non-essential government services, and the uncertainty surrounding the enactment of the tax and fiscal reform to address the government’s fiscal crisis. Total preliminary revenues for fiscal year 2006 showed an increase of $239 million, or 2.9%, when compared to fiscal year 2005. This increase, in comparison with fiscal year 2005, was attributable to increases in income taxes from individuals ($206 million) and taxes withheld from non-residents ($309 million), together with decreases in external revenues ($12 million), excise taxes ($147 million), and miscellaneous non-tax revenues ($100 million). The increase in revenues from individual income taxes is mainly attributable to administrative measures and economic activity. The increase in the withholding tax on non-residents includes two extraordinary payments amounting to $200 million. Actual preliminary expenditures for fiscal year 2006 were $9.683 billion.

Fiscal Year 2005

General Fund total net revenues for fiscal year 2005 were $8.306 billion, representing an increase of $320 million or 4%, from fiscal year 2004 net revenues. This amount excludes proceeds of a loan of $550 million obtained from GDB, which is included as part of “Proceeds of notes and other borrowings.” The major changes in revenues from fiscal year 2004 were: (i) increases in total income taxes of $188 million, mainly resulting from increases in income taxes collected from individuals of $165 million and in income taxes collected from corporations of $40 million; (ii) increases in total excise taxes of $99 million; and (iii) net increases in other revenues of $32 million, mainly as a result of an increase in miscellaneous non-tax revenues of $51 million.

Total cash expenditures for fiscal year 2005 were $9.220 billion (excluding $98.6 million covered with funds from the Budgetary Fund), which exceeded budgeted expenditures by $366 million, attributed mainly to increases in the area of education ($300.5 million), public safety and protection ($18.6 million), health ($28.7 million), welfare ($10.2 million), and economic development ($8 million). This amount also excludes approximately $98.6 million of additional expenditures that were not originally budgeted. Various financing transactions were entered into to cover this imbalance.

Fiscal Year 2004

General Fund total net revenues for fiscal year 2004 were $7.985 billion, representing an increase of $143 million, or 1.8%, from fiscal year 2003 net revenues. This amount excludes proceeds of a loan of $233 million obtained from GDB, which is included as part of “Proceeds of notes and other borrowings.” This amount also excludes $88 million of additional non-recurring revenues. The major changes in revenues from fiscal year 2003 were: (i) increases in total income taxes of $128 million, mainly resulting from increases in income taxes from individuals of $203 million and in income taxes withheld from non- residents of $114 million; (ii) increases in total excise taxes of $42 million; and (iii) decreases in other revenues of $65 million, mainly as a result of a decrease in miscellaneous non-tax revenues of $59 million. Approximately $170 million of the increase in total income taxes for fiscal year 2004 relates to the collection of past taxes as a result of an incentives plan implemented by the Treasury.

Total cash expenditures for fiscal year 2004 were $8.004 billion, which amount excludes certain amounts related to fiscal year 2004 but disbursed in fiscal year 2005. This amount also excludes approximately $293 million of additional expenditures that were not originally budgeted and were covered with reserve funds ($50 million), the reimbursement of certain federal education funds ($141 million), and other sources. After considering (i) debt service payments, (ii) $227 million in net borrowings from GDB and other sources, and (iii) $63 million in other income from the General Fund’s non-budgetary funds, the ending cash balance of the General Fund decreased from $179 million at the end of fiscal year 2003 to $109 million at the end of fiscal year 2004.

Commonwealth Structural Budget Imbalance

As discussed in more detail below, the Commonwealth experienced a budget imbalance in fiscal year 2006. The imbalance comes in the wake of several recent fiscal years during which the Commonwealth’s recurring expenditures exceeded its recurring revenues. These imbalances have been covered in the past with loans from GDB, financing transactions (including long-term bond issues) and other non-recurring resources. During fiscal year 2005, the amount by which the Commonwealth’s operating expenditures exceeded its recurring revenues (the so-called structural imbalance) was approximately $1 billion. The structural imbalance for fiscal year 2006 was approximately $1.2 billion. The $1.2 billion structural imbalance for fiscal year 2006 is the difference between estimated expenditures of $9.683 billion plus $368 million of debt service due during fiscal year 2006 on the Commonwealth’s general obligation bonds, which was paid from the proceeds of a GDB loan that is being refunded with the proceeds of the Commonwealth’s Public Improvement Refunding Bonds, Series 2006 B, and Public Improvement Refunding Bonds, Series 2006 C (the “Financed Debt Service”), for a total of $10.05 billion, less budgeted recurring revenues of $8.895 billion. The $1.2 billion structural imbalance does not take into account (i) the $350 million reduction in recurring revenues during fiscal year 2006 discussed above because the government does not consider it a permanent reduction in recurring revenues and (ii) net proceeds of $100 million received in fiscal year 2006 from the issuance of the Commonwealth’s Public Improvement Refunding Bonds, Series 2006 A. As discussed in further detail below, the Commonwealth covered the fiscal year 2006 structural imbalance by financing the Financed Debt Service, financing certain fiscal year 2006 debt service on general obligation bonds with the proceeds of a GDB line of credit that was subsequently refunded with the proceeds of the Commonwealth’s Public Improvement Refunding Bonds, Series 2006 A ($100 million), transferring approximately $64 million from the Emergency and Budgetary Funds and financing most of the remaining portion of the Commonwealth’s fiscal year 2006 structural budget imbalance with a GDB loan of $741 million.

In addition to the Financed Debt Service, there are certain other expenditures not included in the amount of actual preliminary expenditures for fiscal year 2006 that may increase the structural imbalance. These include certain vendor debts from prior fiscal years, estimated amounts required to cover maintenance expenses incurred by Public Buildings Authority (“PBA”) (approximately $75 million) and subsidy and operational expenses incurred by the Agricultural Services and Development Administration (“ASDA”) (approximately $75 million). These last two items are being covered by lines of credit from GDB collateralized by real estate and accounts receivable, with payment expected from the sale of such pledged real estate and/or the collection of such pledged receivables.

The Commonwealth has considered new revenue sources and expenditure reductions to address the structural imbalance beyond fiscal year 2006. In this regard, the Commonwealth enacted a new sales tax and has begun to implement the reductions in recurring expenditures provided for in the fiscal reform legislation.

Tax Reform

Act No. 117 of July 4, 2006 (“Act 117”) amends the Puerto Rico Internal Revenue Code of 1994 (the “PR Code”) to provide, among other things, for a general sale and use tax of 5.5% to be imposed by the central government (the “Central Government Sales Tax”). Act 117 also authorizes each municipal government to impose a municipal sale and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Central Government Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Central Government Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property.

Act 117 repeals the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Certain items, such as fuel, crude oil and petroleum products, and vehicles, however, will remain subject to the excise tax previously applicable to such items, and will not be subject to the Sales Tax.

The Sales Tax and the repeal of 5% general excise tax will be effective starting on November 15, 2006. Municipalities, however, may implement the Municipal Sales Tax starting on July 1, 2006 and some have already done so. The revenues derived from the Sales Tax will be distributed as follows: (i) municipal governments will retain 1.3% of the Municipal Sales Tax, (ii) the Financial Assistance Fund, created by Act No. 91 of May 13, 2006, will receive 1% of the 7% Sales Tax, and (iii) the General Fund will receive the remaining 4.7% of the Sales Tax. The Secretary of the Treasury projects that each percentage point of the Sales Tax will generate annually approximately $191 million of gross revenues and that the Sales Tax will generate total annual gross revenues of approximately $1.33 7 billion. The additional revenues to be generated by the Sales Tax will be partly offset by the partial elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

Act 117 also provides for special income tax rates with respect to certain transactions occurring on and between July 1, 2006 and December 31, 2006 (the “Transition Period”). Eligible dividends declared by domestic corporations or partnerships during the Transition Period will qualify for a 5% special income tax. The dividend does not need to be distributed to qualify for the 5% special income tax rate. During the Transition Period, Act 117 also provides a special tax rate of 5% (10% in the case of resident corporations and partnerships) in connection with “built-in” gains associated to capital assets held for periods in excess of six months (the “Special Capital Gains Tax”). In order to take advantage of the Special Capital Gains Tax, a taxpayer must file an election with the Secretary of the Treasury. The sale of the capital asset is not required to qualify for the Special Capital Gains Tax. In addition to the other conditions mentioned herein, the Special Capital Gains Tax is only available in connection with capital assets consisting of stock or participations of domestic and foreign corporations and partnerships, and real property located in Puerto Rico. However, in the case of resident corporations and partnerships, the Special Capital Gains Tax applies only to real property located in Puerto Rico.

The Secretary of the Treasury expects the aforementioned provisions of Act 117 to generate approximately $264 million by December 31, 2006. The Legislative Assembly, however, authorized the Governor to increase by Executive Order the Sales Tax by 1% if these provisions do not generate $1 billion by December 31, 2006. This 1% increase in the Sales Tax would remain in effect until it has produced, along with the aforementioned provisions of Act 117, a total of $1 billion.

Members of the House of Representatives have indicated that they may challenge the validity of the Sales Tax because the House of Representatives intended to enact a 6.5% aggregate sales and use tax (consisting of a 5.5% aggregate sales and use tax, which includes the portion attributable to the municipalities, plus a 1% increase at the Governor’s discretion). The Secretary of Justice, however, has opined that any potential challenge to the Sales Tax rate would be without merit.

Major Sources of General Fund Revenues

Income Taxes

The Commonwealth’s income tax law, the Internal Revenue Code of 1994, as amended (the “P.R. Code”), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The P.R. Code has five tax brackets for individuals with tax rates of 7%, 10%, 15%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 12.5%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at a rate of 17%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for a special 10% tax rate.

Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program.

In general, the P.R. Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Also, Act No. 41 of August 1, 2005 was enacted to impose a temporary additional tax of 2.5% on corporations and partnerships with a net taxable income of $20,000 or more. In addition, Act No. 98 of May 16, 2006, provides for an extraordinary tax of 5% on resident corporations and partnerships engaged in business for pecuniary profit and whose gross income for the immediately preceding taxable year ended on or prior to December 31, 2005 exceed $10 million. The 5% tax must be paid on or prior to July 31, 2006 and such amount may be subsequently claimed as a tax credit against such entity’s income tax liability. Act No. 89 of May 13, 2006 also imposes an additional special tax for the taxable year commencing in 2006 of 2% on the net income subject to standard taxation of all corporations operating under the provisions of the Puerto Rico Banking Law.

Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 20%. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. A special tax rate of 17% is applicable to dividend distributions of REITs received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period. Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Puerto Rico Tourism Incentives Act of 1993, as amended, are subject to a maximum tax rate of 42% on their taxable income. The P.R. Code also provides for an alternative minimum tax of 22%.

The P.R. Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 15%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 15% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

Sales and Use Taxes

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and combined transactions, subject to certain exceptions and limitations. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property. The Sales Tax will be effective starting on November 15, 2006 and is projected to generate annually approximately $1.33 7 billion in gross revenues.

Excise Taxes

The P.R. Code imposes a tax on articles and commodities that are imported into or manufactured in Puerto Rico for consumption in Puerto Rico and a tax on certain transactions, such as hotel occupancy, public shows, and horse racing. The excise tax on certain articles and commodities, such as cigarettes, alcohol and petroleum products, is based upon the quantity of goods imported. The excise tax on motor vehicles is based on their suggested retail price. The P.R. Code imposes a tax at an effective rate of 6.6% of the F.O.B. factory price for imported goods and 3.6% of the sales price of goods manufactured in Puerto Rico, except sugar, cement, cigarettes, motor vehicles and certain petroleum products, which are taxed at different rates. Goods to be used by the government, except for motor vehicles and construction equipment, are not exempt. Exemptions apply to certain articles, such as food and medicines, and to articles designated for certain users. The excise tax imposed on articles and commodities imported into or manufactured in Puerto Rico for consumption in Puerto Rico will be replaced by the previously described sales and use tax on November 15, 2006.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts. Recent legislation was enacted to increase license fees on luxury vehicles.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, $13.25 per proof gallon has been or will be returned to the Treasury during the period from July 1, 1999 to December 31, 2005. Effective January 1, 2006, the amount returned will be reduced to the lesser of $10.50 per proof gallon and the actual excise tax imposed. As of July 2006, legislation is pending in both houses of the United States Congress, however, that would increase the amount of federal excise taxes per proof gallon transferred to the Commonwealth to $13.50 after December 31, 2005 and before January 1, 2007. This legislation would also allocate $0.50 of the total tax so returned to the Conservation Trust Fund, a charitable trust established in 1968 pursuant to a Memorandum of Understanding between the United States Department of the Interior and the Commonwealth whose mission is to protect natural resources in Puerto Rico.

Property Taxes

Personal property, which accounts for approximately 49% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth’s general obligation debt is deposited in the Commonwealth’s Redemption Fund.

BUDGET OF THE COMMONWEALTH

In the summaries of the central government budgets presented below, grants to the University of Puerto Rico are included in current expenditures for education and the debt service on general obligation bonds is included in current expenses for debt service. Debt service on Sugar Corporation notes paid by the Commonwealth is included in current disbursements for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Housing Finance Authority mortgage subsidy bonds paid by the Commonwealth is included in current expenses for housing.

For fiscal year 2006, approximately 53% of the General Fund was committed for payment of the central government payroll. In addition, approximately 25% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, funding for the judicial branch, deposits to the Budgetary and Emergency Funds, among others, and debt service on the direct debt of the Commonwealth. For fiscal year 2007, it is proposed that approximately 54% and 6% of the General Fund be committed for payment of the central government payroll and debt service on the direct debt of the Commonwealth, respectively. In the case of the judicial branch, legislation approved in December of 2002 provides that, commencing with fiscal year 2004, the Commonwealth will appropriate annually to the judicial branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

2006 Budget Approval Process

On March 16, 2005, the Governor submitted to the Legislative Assembly of the Commonwealth a proposed balanced budget of resources and expenditures for fiscal year 2006 providing for General Fund resources and expenditures of $9.684 billion. The Legislative Assembly, which is controlled by the principal opposition political party, however, did not approve the Governor’s proposed budget and instead, on June 30, 2005, approved a budget resolution for fiscal year 2006 that provided for General Fund expenditures of $9.258 billion. The Governor vetoed this budget resolution because the revenue measures contained therein, as estimated by the Secretary of the Treasury, were insufficient to cover the budgeted expenditures as required by the Constitution. He did, however, sign into law certain revenue raising measures approved by the Legislative Assembly estimated to generate approximately $130 million in new revenues. Although the revenue-raising measures contained language conditioning their effectiveness on the approval by the Governor of the $9.258 billion budget resolution, according to the Secretary of Justice these revenue-raising measures are enforceable regardless of such language.

Although no legal action has been initiated thus far, no assurance can be given that the effectiveness of such revenue measures will not be challenged.

As a result of the Governor’s veto, and in accordance with the Commonwealth’s Constitution, the budget for fiscal year 2005 (with certain adjustments) carried over and continued in effect for fiscal year 2006. The Governor, through Executive Order 2005-5 8 of August 30, 2005 (the “2006 Budget Executive Order”), as amended, made certain additional adjustments to the budget in order to bring the total expenditures in line with the Secretary of the Treasury’s estimate of total revenues for fiscal year 2006 of $8.945 billion. These adjustments included, among others, the Financed Debt Service.

Fiscal Year 2006 Preliminary Expenditures

Budgeted Expenditures for Fiscal Year 2006. Total expenditures for fiscal year 2006 reached $9.683 billion. The expenditures in excess of the 2006 Budget Executive Order are attributable to $429 million of payroll and other related costs, $219 million of health and retirement systems related expenditures, and $90 million of other expenditures. Approximately $354.7 million is due to expenditures in excess of budgeted amounts by the Department of Education, of which $294.4 million, or 83%, is attributable to payroll and related expenses. This amount of excess expenditures does not include vendor debts attributable to prior fiscal years and the Financed Debt Service (the “Additional Expenditures”).

In April 2006, based on the expected budget deficit and the fact that the Commonwealth would be unable to meet certain of its operating expenditures, including payroll, commencing on May 1, 2006, the Governor proposed legislation authorizing GDB to finance $638 million of the Commonwealth’s budget deficit for fiscal year 2006. The Legislative Assembly, however, did not approve the GDB loan at that time. On April 26, 2006, the Governor signed an executive order, effective May 1, 2006, allocating the Commonwealth’s remaining revenues to those central government agencies that offer essential services (the “Deficit Executive Order”). As a result, certain non-essential services offered by government agencies and departments, including public schools, were suspended. Approximately 95,000 public employees were granted an unpaid leave of absence.

On May 8, 2006, the Governor of Puerto Rico, the President of the Senate and the Speaker of the House of Representatives (the “Speaker of the House”) appointed a special four member committee (the “Committee”) which was given the task of: (i) resolving the impasse between the Executive Branch and the Legislative Assembly with respect to ending the partial shutdown of government agencies, and (ii) evaluating measures designed to provide a long-term solution to the Commonwealth’s structural budget imbalance. Based on the Committee’s recommendations, on May 12, 2006, the Legislative Assembly approved, and on May 13, 2006 the Governor signed, legislation authorizing GDB to lend up to $741 million to finance the Commonwealth’s budget deficit for fiscal year 2006. This action allowed the Commonwealth to resume full government operations on May 15, 2006. The Legislative Assembly also approved and the Governor signed legislation creating a Financial Assistance Fund to be funded by a 1% portion of the sales tax proposed to be enacted and used exclusively to pay debt service on appropriation debt, including the aforementioned loan. Any future budget surplus will also be deposited in the Financial Assistance Fund and will be used to cover the cost of certain early retirement programs and amortize the Commonwealth’s debt with the Teachers’ Retirement System, the Employees Retirement System and the Judiciary Retirement System, in that order.

The Financial Assistance Fund will be funded with 1% of the Sales Tax, which is expected to generate approximately $191 million annually. However, due to the implementation of the Sales Tax on November 15, 2006, the 1% Sales Tax is expected to generate approximately $120 million for fiscal year 2007. The funds deposited into the Financial Assistance Fund will be used to pay debt service on the Commonwealth’s outstanding appropriation debt, which includes GDB lines of credit. Accordingly, the budget for fiscal year 2007 excludes approximately $522 million of debt service payments. Of this amount, GDB advanced and, on July 15, 2006, deposited with the trustee $303 million corresponding to debt service of the Public Finance Corporation. Additional debt service requirements for fiscal year 2007 will be covered with amounts to be deposited in the

Financial Assistance Fund. As of July 2006, the Commonwealth is evaluating various restructuring alternatives for its outstanding appropriation debt in order to cover these debt service payments on the outstanding appropriation debt with the expected revenues of the Financial Assistance Fund. Amounts not covered by the Financial Assistance Fund, if any, would have to be covered by additional legislative appropriations from the Commonwealth’s General Fund.

In order to address the Commonwealth’s structural budget imbalance, the previously referred to legislation also provides for the approval of: (i) additional recurring revenue measures estimated to provide a net tax revenue increase of approximately $300 to $400 million, and (ii) a three-year expenditure reduction program expected to generate savings in the Executive Branch of at least $350 million per year.

Preliminary Expenditures for Fiscal Year 2006. As discussed above, the Secretary of the Treasury’s estimate of total revenues for fiscal year 2006 is $8.545 billion (excluding $100 million of proceeds generated by the issuance of the Commonwealth’s Public Improvement Refunding Bonds, Series 2006 A), which is $350 less than the amount originally budgeted.

Total expenditures for fiscal year 2006 are estimated at $9.683 billion, or approximately $1.1 billion above the estimate of total revenues for fiscal year 2006. This budget imbalance was covered with funds from the Emergency and Budgetary Funds ($64 million), the proceeds generated by the issuance of the Commonwealth’s Public Improvement Refunding Bonds, Series 2006 A ($100 million), and a Government Development Bank loan ($741 million). The remaining shortfall, totaling $243 million, did not have a cash impact during fiscal year 2006 as a result of various cash management mechanisms and the postponement of certain payments to third party vendors. This shortfall will have an impact on the Commonwealth’s cash flow during fiscal year 2007.

Budget for Fiscal Year 2006

The consolidated budget for fiscal year 2006, including the resources and appropriation made in connection with the approval of GDB’s loan to the Commonwealth of $741 million, totals $25.6 billion. Of this amount, $15.6 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.683 billion, which represents an increase of $463 million, or 5%, over actual expenditures for fiscal year 2005.

In the fiscal year 2006 budget, revenues and other resources of all budgetary funds total $13.8 billion, excluding balances from the previous fiscal year and authorized general obligation bonds. The net increase in General Fund revenues in the fiscal year 2006 budget, as compared to fiscal year 2005 preliminary results, is accounted for mainly by increases in personal income taxes (up $174 million), retained non-resident income taxes (up $16 million), corporate income taxes (up $271 million), various excise taxes (up $137 million), licenses (up $23 million), contributions from the lottery fund (up $13 million), electronic lottery fund (up $15 million), federal excise taxes on offshore shipments (up $9 million), and decreases in tollgate taxes and withholding taxes on dividends (down $6 million each), inheritance and gift taxes (down $5 million), other excise taxes (down $41 million) and other miscellaneous non-tax revenues (down $59 million).

Current expenses and capital improvements of all budgetary funds total $15.6 billion, an increase of approximately $1.1 billion from fiscal year 2005. The major changes in General Fund expenditures by program in fiscal year 2006 are mainly due to increases in education (up $304.6 million), health (up $158.7 million), public safety and protection (up $37.8 million), contributions to municipalities (up $16.5 million), other debt service, consisting principally of Commonwealth appropriation debt (up $124.3 million), and decreases in general government (down $36.2 million), economic development (down $14.9 million), housing (down $7.1 million), and debt service on Commonwealth’s general obligation and guaranteed debt (down $263 million).

The general obligation bond authorization for the fiscal year 2006 budget is $675 million.

Fiscal Reform

On May 25, 2006, the Governor signed legislation providing for a fiscal reform of the government of the Commonwealth (the “Fiscal Reform Legislation”). The legislation applies to every instrumentality and entity of the Executive Branch funded, in whole or in part, from the General Fund and sets forth as the public policy of the Commonwealth the reduction of government spending, the elimination or consolidation of redundant agencies, the reduction of government payroll without causing the layoff of regular employees or increasing the actuarial liability of the retirement systems, the limitation of unnecessary, extravagant or excessive spending, and the limitation of public relations and other similar expenses.

Specifically, the legislation requires the Executive Branch to realize savings of at least $300 million during fiscal year 2007 and $350 million per fiscal year thereafter until fiscal year 2009. Furthermore, on or prior to the third anniversary of the enactment of the legislation, the Commonwealth’s budget of operational expenses must not exceed ninety-eight percent (98%) of the Commonwealth’s recurring revenues. Similarly, the budget for the Legislative Assembly will remain at the fiscal year 2005 level until fiscal year 2008. The legislation also imposes a government-wide hiring freeze and institutes certain mechanisms through which important positions may be filled.

The Fiscal Reform Legislation prohibits the use of debt, loans or any other financing mechanisms to cover operational expenses or balance the budget of the Commonwealth. It also prohibits the use of savings realized from the refinancing of outstanding debt to cover the Commonwealth’s operational expenses or balance the budget and further provides that collections during any fiscal year in excess of budgeted amounts must be deposited in the Financial Assistance Fund and used for the purposes for which such fund was created (i.e., the repayment of certain Commonwealth appropriation debt and repaying the Commonwealth’s debt with the retirement systems). The Fiscal Reform Legislation provides that no branch of government is authorized to spend in excess of budgeted amounts and imposes financial and criminal penalties on the director of any instrumentality that violates this provision.

Finally, the Fiscal Reform Legislation requires the implementation of certain internal controls designed to prevent overspending and allow the Commonwealth to better manage its finances. It requires that all covered entities certify’ annually, among other things, their payroll expenses, the number of employees, the savings achieved during the fiscal year and how they plan to achieve further savings, and the performance of their investments. The Fiscal Reform Legislation also requires that the Governor submit to the Legislative Assembly, together with the proposed budget for the fiscal year, a seven-year strategic plan providing for the restructuring and consolidation of agencies and instrumentalities of the Commonwealth.

Despite his approval of the Fiscal Reform Legislation, the Governor has stated that certain of its provisions may be unconstitutional because they impinge on Executive Branch prerogatives. As such, the Governor has informed the Legislative Assembly that certain provisions of the Fiscal Reform Legislation will be implemented at the Executive Branch’s discretion and through the use of the Executive Branch’s prerogatives. There is no assurance that the Fiscal Reform Legislation will generate the expected savings or that it will be implemented as enacted.

Budget for Fiscal Year 2007

The proposed consolidated budget for fiscal year 2007 totals $25.8 billion. Of this amount $15.1 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.48 8 billion, which represents a decrease of $195 million over actual preliminary expenditures for fiscal year 2006.

Projected expenses and capital improvements of all budgetary funds total $15.1 billion, a decrease of approximately $500 million from fiscal year 2006. The major changes in General Fund expenditures by program in fiscal year 2007 are mainly due to increases in welfare (up $42.7 million), Transportation and Communication

(up $27.7 million), economic development (up $21 million), public safety and protection (up $20.7 million), housing (up $6.7 million), debt service on Commonwealth’s general obligation and guaranteed debt (up $395.4 million), and decreases in health (down $161.9 million), education (down $77.9 million), and other debt service, consisting principally of Commonwealth appropriation debt (down $484.6 million). The budget for fiscal year 2007 excludes approximately $522 million of debt service payments. Of this amount, GDB advanced and, on July 15, 2006, deposited with the trustee $303 million corresponding to debt service of the Public Finance Corporation. Additional debt service requirements for fiscal year 2007 will be covered with amounts to be deposited in the Financial Assistance Fund. Amounts not covered by the Financial Assistance Fund, if any, would have to be covered by additional legislative appropriations from the Commonwealth’s General Fund.

As in prior years, health related expenditures during fiscal year 2006 exceeded budgeted amounts. In light of this experience, the Commonwealth is evaluating transferring approximately $230 million from the State Insurance Fund in order to cover any health related excess expenditures during fiscal year 2007. The Commonwealth would repay the State Insurance Fund for the amounts transferred to cover health related expenditures. This transfer, however, would have to be approved by the Legislative Assembly.

No general obligation bonds for fiscal year 2007 have been authorized.

LITIGATION

The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of the Legislative Assembly of Puerto Rico, approved on June 25, 1955, as amended (“Act No. 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act No. 104 for damages up to a maximum amount of $75,000 or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action. Under certain circumstances, as provided in Act No. 9 of the Legislative Assembly of Puerto Rico, approved on November 26, 1975, as amended (“Act No. 9”), the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under Act No. 9.

With respect to pending and threatened litigation, as of June 30, 2005, the Commonwealth has included in its financial statements reported liabilities of approximately $219 million for awarded and anticipated unfavorable judgments. This amount represented the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the United States District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $120 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Commonwealth appealed this decision. As of June 30, 2004, the Commonwealth has accrued $120 million for this legal contingency. With respect to the federal case, a preliminary injunction was issued by the Court against the Commonwealth requiring it to disburse approximately $20 million in six payments beginning in October 2005.

The Commonwealth is a defendant in two lawsuits filed in local and federal district court by an association of insurance companies seeking to recover from the Commonwealth approximately $38 million of compulsory motor vehicle insurance premiums allegedly belonging to the insurance companies or their policyholders, which were transferred by the Secretary of the Treasury to the General Fund. The Commonwealth believes that its ultimate liability, if any, would not be significant.

The Commonwealth is also a defendant in various cases, including a class action presented by parents of special education students alleging deficient services to these students in the areas of education and health care before Commonwealth Courts. One court recently decided in favor of the parents’ request to include damage claims in the same class action case. This decision is appealable and thus, not final at this time. The Commonwealth does not anticipate any final determination or damages award, in any case, to be granted in this fiscal year.

The Commonwealth and various component units are defendants in other lawsuits alleging violations of constitutional rights (for example, by municipalities), civil rights, breach of contract, and other damage claims. Preliminary hearings and discovery proceedings are in progress. The amounts claimed exceed $7.8 billion; however, the ultimate liability cannot be presently determined. It is the opinion of the Commonwealth that the claims are excessive. No provision for any liability that may result upon adjudication of these lawsuits has been recognized by the Commonwealth. The Commonwealth believes that the ultimate liability, if any, would not be significant.

* * * * *

RATING AGENCIES’ ACTIONS

As of March 2007, Moody’s and Standard & Poor’s rated the Commonwealth’s general obligation, respectively, Baa3 and BBB. In May 2006, Moody’s downgraded the Commonwealth’s general obligation rating to Baa3. Moody’s has also placed the Commonwealth’s general obligation rating in “Watchlist.” The “Watchlist” action places the Commonwealth’s Baa3 general obligation rating under review for possible downgrade. For additional information, see the section above captioned “DEBT—Ratings of Commonwealth General Obligation Bonds.” Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth’s municipal obligation bonds.

APPENDIX C

RATINGS CATEGORIES

BOND (AND NOTES) RATINGS

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment -grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non -investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX D

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Western Asset Management Company Proxy Voting Policy

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients

(or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

LEGG MASON PARTNERS MASSACHUSETTS MUNICIPALS FUND

Statement of

Additional Information

March 30, 2007

LEGG MASON PARTNERS MASSACHUSETTS MUNICIPALS FUND

125 Broad Street

New York, NY 10004